SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check	the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

(Name of Registrant as Specified In Its Charter)

Payment	of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

2500 Windy Ridge Parkway

Atlanta, Georgia 30339

March 11, 2004

Dear Fellow Shareowner:

You are cordially invited to attend our Company’s annual meeting of shareowners, to be held in Wilmington, Delaware at 10:30 a.m., Eastern Daylight Time, on Friday, April 30, 2004. We will be holding our meeting this year at the Hotel du Pont.

You will find more information about the meeting in the attached notice and proxy statement.

Very truly yours,

/s/ Lowry F. Kline

Lowry F. Kline

Chairman

/s/ John R. Alm

John R. Alm

President and Chief Executive Officer

NOTICE OF 2004 ANNUAL MEETING OF SHAREOWNERS

Time:	10:30 a.m., Eastern Daylight Time, Friday, April 30, 2004

Place:	Hotel du Pont, 11th and Market Streets, Wilmington, Delaware

Record Date:	Shareowners at the close of business on March 4, 2004 are entitled to vote

Matters to be voted upon:

•        Election of five directors for terms expiring at the 2007 annual meeting of shareowners;

•        Executive Management Incentive Plan (Effective January 1, 2004);

•        2004 Stock Award Plan;

•        Deferred Compensation Plan for Nonemployee Directors (As Amended and Restated Effective February 17, 2004);

•        UK Employee Share Plan;

•        Stock Savings Plan (Belgium);

•        Ratification of our Audit Committee’s selection of our independent auditors for 2004;

•        Shareowner proposals, if properly presented at the meeting; and

•        Any other business properly brought before the meeting and any adjournments of it.

Shareowners of record are urged to sign, date and return the enclosed proxy card. Shareowners may grant a proxy over the telephone or internet by following the instructions on their proxy cards. If shareowners who have granted proxies later decide to attend the annual meeting, they may revoke their proxies and vote their shares in person.

This notice of meeting and accompanying proxy statement are

first being sent to our shareowners on or about March 11, 2004.

PROXY STATEMENT

FOR ANNUAL MEETING OF

SHAREOWNERS

to be held 10:30 a.m., Eastern Daylight Time, April 30, 2004 at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware

We are furnishing this proxy statement to our shareowners in connection with our 2004 annual meeting of shareowners.

Our board of directors is soliciting the proxy of our shareowners to vote their shares at the annual meeting. These proxy materials have been prepared by our management for the board of directors. This proxy statement and the accompanying form of proxy are first being sent to our shareowners on or about March 11, 2004.

The mailing address for our principal executive offices is Post Office Box 723040, Atlanta, Georgia 31139-0040.

VOTING

Voting Shares at the Annual Meeting

A shareowner is entitled to vote at the annual meeting if our records show that the shareowner was a shareowner of record as of the close of business on March 4, 2004, the date our board has selected as the record date for this meeting. At that time, a total of 459,155,769 shares of common stock were outstanding and entitled to vote. Each share of stock has one vote. Proxy cards accompanying this proxy statement show the number of shares that each shareowner of record is entitled to vote.

Shareowners at the annual meeting will consider the election of directors and the other items listed on the notice of meeting. They may vote in favor of all nominees for director or may withhold their votes from some or all of the nominees. For all other proposals, they may vote for or against, or they may abstain from voting.

Shareowners may vote in person at the annual meeting, or may grant a proxy by signing, dating and returning the proxy cards in the postage-paid envelopes provided.

All of our shareowners of record also have the option of granting a proxy by telephone or internet. The proxy cards or the information forwarded by banks, brokers or other holders of record have instructions. Telephone and internet proxy facilities will close at 9:00 a.m., Eastern Daylight Time, on April 30, 2004.

Shares will be voted as the shareowner of record instructs. The persons named as proxies on the proxy card, signed by the shareowner of record, will vote as recommended by our board of directors on any matter for which a shareowner has not given instructions. The board’s recommendations appear on page 3.

We are not aware of any other matters to be presented at the annual meeting except for those described in this proxy statement. If any other matters properly come before the annual meeting, these shares will be voted in the discretion of the persons named as proxies on the proxy card.

If the annual meeting is adjourned, the shares will be voted when the meeting is reconvened as well, except for shares whose shareowners of record have revoked their proxies.

Revoking a Proxy

Shareowners may revoke their proxies and change their votes any time before the proxies are voted, if they:

•	Give written notice of revocation to our Secretary prior to the annual meeting;

•	Change their votes by granting later-dated proxies. To do this, sign, date and deliver a later-dated proxy card prior to the meeting or, prior to 9:00 a.m., Eastern Daylight Time, on April 30, 2004. Shareowners of record can grant a later proxy by telephone or on the internet; or

•	Come to the annual meeting and vote their shares in person.

Quorums and Vote Counting

The annual meeting requires a quorum, which for this meeting means that a majority of the shares issued and outstanding at the record date are represented at the meeting. If a shareowner grants a proxy or attends the meeting in person, that shareowner’s shares will be counted to determine whether a quorum is present, even if the shareowner abstains from voting on some or all matters introduced at the meeting. “Broker nonvotes” also count for quorum purposes.

If shares are held through a broker, bank or other nominee, generally the nominee may vote the shares it holds for the shareowner in accordance with the shareowner’s instructions. However, if the nominee has not received instructions within ten days of the meeting, the nominee may vote in its discretion only on matters that the New York Stock Exchange determines to be routine. If a nominee cannot vote on a particular matter because it is not routine, there is a “broker nonvote” on that matter.

The five nominees for director who receive the highest vote totals will be elected as directors. All other matters must be approved by a majority of the votes cast by shareowners who are present or represented and entitled to vote at the annual meeting. Abstentions and broker nonvotes are counted as present and entitled to vote, but they are not counted as votes for or against any proposal.

American Stock Transfer & Trust Company is our transfer agent and will tabulate all proxies and votes for the annual meeting.

Costs of Proxy Solicitation

We are paying the costs of the proxy solicitation. These costs include charges of brokers, banks, fiduciaries and custodians for forwarding proxy materials to their principals and obtaining their proxies. Additionally, some of our directors, officers or employees may solicit proxies by mail, telephone or personal contact. None of these solicitors will receive any additional or special compensation for doing this.

Recommendations of the Board of Directors

FOR the election of the following persons to the board of directors to serve until the 2007 annual meeting:

John R. Alm

J. Trevor Eyton

Gary P. Fayard

L. Phillip Humann

Paula G. Rosput

FOR approval of the Executive Management Incentive Plan (Effective January 1, 2004);

FOR approval of the 2004 Stock Award Plan;

FOR approval of the Deferred Compensation Plan for Nonemployee Directors (As Amended and Restated Effective February 17, 2004);

FOR approval of the UK Employee Share Plan;

FOR approval of the Stock Savings Plan (Belgium);

FOR ratification of our Audit Committee’s selection of Ernst & Young LLP as our independent auditors for the 2004 fiscal year; and

AGAINST two shareowner proposals, if presented at the meeting.

Principal Shareowners

The following table shows the number of shares of our common stock beneficially owned by each person known to us as having beneficial ownership of more than five percent of our common stock. The number of shares is as of February 27, 2004.

Name	Number of Shares Owned	Percent of Class
The Coca-Cola Company	168,956,718	36.8%
One Coca-Cola Plaza Atlanta, Georgia 30313

Summerfield K. Johnston, Jr.	33,197,410	7.2%
Suite 600 The Krystal Building Chattanooga, Tennessee 37402

THE BOARD OF DIRECTORS

The Current Board and Nominees for Election

The information below is given as of February 27, 2004.

Nominees for Election To Terms Expiring 2007

John R. Alm	Mr. Alm has been Chief Executive Officer of Coca-Cola Enterprises since January 1, 2004 and President since January 2000. Before that, he had been Chief Operating Officer since October 1999. Prior to that, he was Executive Vice President and Principal Operating Officer from April 1999 to October 1999; Executive Vice President and Chief Financial Officer from October 1997 until April 1999. He has been a member of our board of directors since 2001. Age 58.

J. Trevor Eyton	Senator Eyton, formerly President, Chief Executive Officer and now a director of Brascan Corporation, a natural resources, integrated power systems, real estate development and management, and financial services company, since October 1979. He has also been a member of the Senate of Canada since 1990. Senator Eyton is also a director of Noranda Inc., a mining and metals company. He was a director of Coca-Cola Beverages Ltd. until its acquisition by Coca-Cola Enterprises in 1997. He has been a member of our board of directors since 1998. Age 69.

Gary P. Fayard	Mr. Fayard has been Executive Vice President, since February 2004, and Chief Financial Officer, since December 1999, of The Coca-Cola Company; prior to that he had been Senior Vice President and Chief Financial Officer since December 1999 and had been Vice President and Controller since July 1994. He is a director of Coca-Cola FEMSA, a Latin American bottler of Coca-Cola. He has been a member of our board of directors since 2001. Age 51.

L. Phillip Humann	Mr. Humann has been Chairman of the Board, President and Chief Executive Officer of SunTrust Banks, Inc., a bank holding company, since March 1998. He is also a director of Equifax Inc., a credit information provider, and Haverty Furniture Companies, Inc., a furniture retailer. He has been a member of our board of directors since 1992. Age 58.

Paula G. Rosput	Ms. Rosput has been Chairman of AGL Resources Inc., a regional energy services holding company, since February 2002, and President and Chief Executive Officer since August 2000. She has been Chairman of Atlanta Gas Light Company, a natural gas distributor, since November 2000; she was Chairman, President and Chief Executive Officer of Atlanta Gas Light Company from August 2000 until November 2000 and President and Chief Operating Officer of that company from September 1998 until November 2000. Ms. Rosput is also a director of Air Products and Chemicals, Inc., an industrial gas and related industrial process equipment business. She has been a member of our board of directors since 2001. Age 47.

Incumbent Directors Terms Expiring 2006

Howard G. Buffett	Mr. Buffett is President of BioImages, a photography publishing company, and also, since December 1999, President of The Howard G. Buffett Foundation, a charitable foundation. He was Chairman of the Board of Lindsay Manufacturing Co., a manufacturer of agricultural irrigation products, until January 2003, and is currently a director. He was Chairman of the Board of The GSI Group, a manufacturer of agricultural equipment, from June 1996 to September 2001. He is also a director of Berkshire Hathaway, Inc., a holding company, and ConAgra Foods, Inc., a branded food company. He has been a member of our board of directors since 1993, last reelected in 2003; he announced prior to his reelection that he intended to retire from our board following the April 2004 meeting of our board of directors. Age 49.

Calvin Darden	Mr. Darden is Senior Vice President of U.S. Operations of United Parcel Service, Inc., an express carrier and package delivery company. In December 1997, he was elected Senior Vice President of Domestic Operations and in January 2000 he was elected to his current position. He is also a director of United Parcel Service, Inc. and Target Corporation, a retailer. He was elected to our board of directors in January 2004. Age 54.

Marvin J. Herb	Mr. Herb has been Chairman of HERBCO L.L.C. since July 2001. Before that, he was president and director of Herbco Enterprises Inc., a Coca-Cola bottler, until it was acquired by Coca-Cola Enterprises in July 2001. He has been a member of our board of directors since April 2002. Age 66.

Steven J. Heyer	Mr. Heyer has been President and Chief Operating Officer of The Coca-Cola Company since December 2002. Prior to that, he had been Executive Vice President of The Coca-Cola Company from April 2001 and President and Chief Operating Officer, Coca-Cola Ventures, from March 2001. Before joining The Coca-Cola Company, Mr. Heyer had been President and Chief Operating Officer of Turner Broadcasting Systems, Inc., a broadcasting company. He is also a director of Coca-Cola FEMSA, a soft drink bottler. He has been a member of our board of directors since 2001. Age 51.

Jean-Claude Killy	Mr. Killy was Chairman and Chief Executive Officer of The Company of the Tour de France, an organizer and promoter of sporting events, from 1994 to 2001, and was Chairman of the Board of Coca-Cola Entreprise SAS, our French bottler, from 1993 to October 1999. Mr. Killy is a director of Amaury Sport Organization, an organizer of recreational, cultural, and sporting activities, and The Philippe Amaury Editions, S.A., a publisher, and serves as a member of the International Olympic Committee. Mr. Killy won three gold medals in Alpine skiing events at the 1968 Winter Olympics in Grenoble. He has been a member of our board of directors since 1997. Age 60.

Lowry F. Kline	Mr. Kline has served as Chairman of our board of directors since April 2002 and was Chief Executive Officer from April 2001 until January 2004. He was Vice Chairman of the board from April 2000 to April 2002. Prior to that he had been Executive Vice President and Chief Administrative Officer from April 1999 to April 2000. He was Executive Vice President and General Counsel from October 1997 until July 1999. He has been a member of our board of directors since 2000. Age 63.

Incumbent Directors Terms Expiring 2005

John L. Clendenin	Mr. Clendenin has been Chairman Emeritus of BellSouth Corporation, a telecommunications holding company, since 1997. He is a director of Equifax Inc., a credit information provider; The Kroger Co., a retail grocery chain; The Home Depot, Inc., a retailer of home improvement products; Powerwave Technologies, a manufacturer of radio amplifier equipment; and Acuity Brands, Inc., a producer of lighting equipment and chemicals. He has been a member of our board of directors since 1986. Age 69.

James E. Copeland, Jr.	Mr. Copeland was Chief Executive Officer, Deloitte & Touche USA, LLP and Deloitte Touche Tohmatsu from 1999 until his retirement in May 2003. He is also a director of Equifax, a credit information provider, and ConocoPhillips, an integrated energy company. He has been a member of our board of directors since 2003. Age 59.

John E. Jacob	Mr. Jacob has been Executive Vice President—Global Communications of Anheuser-Busch Companies, Inc., a brewer, since July 2002 and a director of that company since 1990. He was Executive Vice President and Chief Communications Officer from 1994 to 2002. He is a director of Morgan Stanley Dean Witter & Co., an investment banking firm. He has been a member of our board of directors since 1986. Age 69.

Summerfield K. Johnston, Jr.	Mr. Johnston has been Chairman of our board’s executive committee since April 2002, and was Chairman of our board of directors from October 1997 until April 2002 and our Chief Executive Officer from December 1991 until April 1998 and from January 2000 through April 2001. He was Vice Chairman of the board from December 1991 to October 1997. Mr. Johnston is a director of SunTrust Banks, Inc., a bank holding company. He has been a member of our board of directors since 1991. Age 71.

Deval L. Patrick	Mr. Patrick has been Executive Vice President and General Counsel of The Coca-Cola Company since April 2001 and Corporate Secretary since January 2003. From 1999 until 2001, he had been Vice President and General Counsel of Texaco, Inc., a petroleum company, now ChevronTexaco Corp. Prior to that, he had been a partner with the Boston law firm of Day, Berry & Howard since 1997, and had been Assistant Attorney General of the United States and Chief of the United States Justice Department’s Civil Rights Division from 1994 until 1997. Mr. Patrick is a director of Reebok International, Ltd., a manufacturer of athletic footwear and apparel. He has been a member of our board of directors since 2001. Age 47.

Independent Directors

The listing requirements of the New York Stock Exchange were amended in 2003 to require that a majority of the members of a listed company’s board of directors must be independent. This requirement becomes effective for us as of our 2004 annual meeting of shareowners. The question of independence is to be determined by the board with respect to every director, in line with the rules of the Exchange.

Based upon the NYSE rules our board has determined a majority of its members are “independent,” as defined.

The NYSE rules also require that certain of our committees be composed entirely of independent directors. Our committees covered by this requirement are the Audit Committee and the Governance and Compensation Committee. Apart from the NYSE rules, under our bylaws, the Affiliated Transaction Committee must also be composed entirely of independent directors, with the additional restriction that no member may own more than 1% of the stock of The Coca-Cola Company. Our board has determined that all current members of the Audit Committee, the Governance and Compensation Committee and the Affiliated Transaction Committee are independent under the NYSE rules.

NYSE Rules

The NYSE rules specify certain relationships that preclude a finding of independence, to which our board has added certain consulting services. If the director does not fall within one of those categories, the board must then determine that no other material relationship exists that would lead to a finding of nonindependence. The NYSE rules allow boards to adopt broad categories of relationships that would not be material, and our board has done so in its Board of Director Guidelines on Significant Corporate Governance Issues, which is posted on our website: http://www.cokecce.com. (Click on “Investor Relations” then “Corporate Governance.”)

Determinations of Independence

Based upon the foregoing, the board has determined that eight of its fifteen members (assuming election of the directors proposed in this proxy statement and the retirement of Mr. Buffett) would be independent as of our 2004 annual meeting of shareowners. In making this determination, our board applied its guidelines, then specifically determined, with respect to each director, that he or she did not otherwise have a material relationship with Coca-Cola Enterprises.

Independent Directors

John L. Clendenin

James E. Copeland, Jr.

Calvin Darden

J. Trevor Eyton

Marvin J. Herb

L. Phillip Humann

John E. Jacob

Paula G. Rosput

Meetings of Independent Directors

The independent directors have regularly-scheduled meetings in executive session, without the presence of our management. An independent director is selected annually to preside over the sessions during that year. Shareowners wishing to communicate directly with the independent directors may send correspondence addressed as follows:

Independent Directors

c/o Corporate Secretary

Coca-Cola Enterprises Inc.

Post Office Box 723040

Atlanta, Georgia 31139-0040

Attendance at Meetings of the Board and its Committees

In 2003, the board of directors held five meetings. Each director attended at least 75 percent of the total of all meetings of the board and each committee on which he or she served.

Committees of the Board of Directors

The board of directors has the following standing committees. The current members of each committee as of the date of this notice and proxy statement are listed beneath the description of the committee’s function:

Affiliated Transaction Committee—Reviews, considers, and negotiates on behalf of Coca-Cola

Enterprises any proposed merger or consolidation with, or purchase of an equity interest or assets, other than in the ordinary course of business, from, any entity in which The Coca-Cola Company has a 20 percent or greater equity or other ownership interest, and which transaction has an aggregate value exceeding $10 million; considers whether any proposed transaction described above should be approved by shareowners by a percentage vote in excess of or in addition to any vote required by law; considers other transactions involving The Coca-Cola Company that may be referred to it by the board or pursuant to our chart of authority.

John E. Jacob (Chairman)

John L. Clendenin

James E. Copeland, Jr.

J. Trevor Eyton

The Affiliated Transaction Committee met three times in 2003.

Audit Committee—Assists the board in fulfilling its oversight responsibilities relating to the quality and integrity of our annual and interim external consolidated financial statements and financial reporting process, the adequacy and effectiveness of internal controls, current and emerging business issues, the internal audit function, the annual independent audit of our financial statements, ethics programs and legal compliance and other matters the board deems appropriate.

Paula G. Rosput (Chair)

John L. Clendenin

James E. Copeland, Jr.

Marvin J. Herb

In accordance with the rules of the NYSE, the board has determined that each member of the Audit Committee is independent, as defined in Sections 303.01(B)(2)(a) and (3) of the NYSE Listing Standards.

The Audit Committee met eight times in 2003.

The Audit Committee’s charter appears as Exhibit A to this proxy statement, and is also posted on our website: http://www.cokecce.com. (Click on “Investor Relations” then “Corporate Governance.”)

The board has determined that Mr. Copeland, in addition to being “independent” is an “audit committee financial expert” as defined in the SEC’s Regulation S-K, Item 401(h)(2). Mr. Copeland’s biographical information is on page 8.

Audit Fee Table

Audit Fees

Ernst & Young billed us $3,800,500 for 2003 and $3,015,700 for 2002 for professional services rendered for the audit of our annual financial statements, review of the consolidated financial statements included in our Forms 10-Q, consents issued related to registration statements, issuance of comfort letters and other attest engagements.

Audit-Related Fees

Ernst & Young billed us $284,700 for 2003 and $333,100 for 2002 for pension plan audits, accounting consultations and internal control related projects.

Tax Fees

Ernst & Young billed us $897,700 for 2003 and $647,300 for 2002 for professional services rendered for tax compliance, tax advice, and tax planning. Included in those fees are $728,500 for 2003 and $565,300 for 2002 related to tax compliance services for certain employees, many of whom are expatriates.

All Other Fees

Ernst & Young billed us $14,200 for 2003 and $27,700 for 2002 for all other services.

Preapproval by Audit Committee

Under the Audit Committee’s charter (Exhibit A to this proxy statement), the committee is required to give advance approval of any nonaudit services to be performed by our auditors, provided that such services are not otherwise prohibited by law. There is no de minimus exception to the committee’s preapproval procedures. All of the fees described in the Audit Fee Table above were preapproved by the committee.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the audited financial statements of Coca-Cola Enterprises.

The committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the accounting principles of Coca-Cola Enterprises, and such other matters as the committee and the auditors are required to discuss under auditing standards generally accepted in the United States. Additionally, the committee discussed the auditors’ independence from management and Coca-Cola Enterprises, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors’ independence.

Based on the foregoing reviews and discussions, the committee recommended to the board of directors that the audited consolidated financial statements of Coca-Cola Enterprises be included in the annual report of Coca-Cola Enterprises on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Paula G. Rosput, Chair

John L. Clendenin

James E. Copeland, Jr.

Marvin J. Herb

Capital Projects Review Committee—Reviews and approves all proposed capital projects for property, plant and equipment where the amount involved for a specific project is $5 million or more; capital projects exceeding $10 million require approval of the board.

John R. Alm

Gary P. Fayard

Summerfield K. Johnston, Jr.

Lowry F. Kline

The Capital Projects Review Committee took action by written consent nine times in 2003.

Governance and Compensation Committee—Reviews and recommends corporate governance policies and issues; reviews the performance of the chief executive officer, chief operating officer and, where appropriate, other senior and executive officers; in consultation with the chief executive officer also evaluates and recommends candidates for senior executive positions as they may become vacant. Recommends to the board of directors candidates for election to the board and reviews matters relating to potential director conflicts of interest and directors’ fees and retainers; also considers candidates for election to the board submitted by shareowners. Reviews and approves all salary arrangements, including annual and long-term incentive awards and other remuneration, for senior officers; responsible for administration of stock option and restricted stock plans, incentive plans, and other compensation plans.

John L. Clendenin (Chairman)

Howard G. Buffett

J. Trevor Eyton

L. Phillip Humann

John E. Jacob

Paula G. Rosput

The Governance and Compensation Committee’s charter is posted on our website: http://www.cokecce.com. (Click on “Investor Relations” then “Corporate Governance.”)

The board has determined that all members of the committee are “independent.”

Our Board of Director Guidelines on Significant Corporate Issues lists “issues of diversity, age, business or academic background and other criteria that the Committee and the Board find to be relevant” as factors that the Governance and Compensation Committee considers in directors.

There is a procedure for shareowners to make nominations to the board contained in Section 10 of Article I of our bylaws. The following summary is qualified in its entirety by reference to Section 10. (Our bylaws may be found on our website at http://www.cokecce.com. Click on “Investor Relations” then “Corporate Governance.”) To make a nomination, a shareowner must be a shareowner at the time the nomination is made, be entitled to vote at the meeting at which the election occurs, and follow the required notice provisions, which provide that notice of the shareowner’s intention to make the nomination must be given to our Corporate Secretary at our headquarters not later than the close of business on the 90th day—and not earlier than the close of business on the 120th day—before the day which is the anniversary of the preceding year’s annual meeting of shareowners. The notice must contain all the information about the nominee that would be required to be included in a proxy statement, and must be accompanied by the nominee’s written consent to serve as a director if elected. If the shareowner has complied with all of the requirements of Section 10 of Article I, he or she may nominate the nominee at the annual meeting of shareowners.

In addition to the nomination procedures contained in our bylaws, the committee will consider director candidates proposed by shareowners. Any such proposals should be sent to the committee. (See “Communications with the Board and its Committees.”) The proponent should submit evidence that he or she is a shareowner of Coca-Cola Enterprises, together with a statement of the proposed nominee’s qualifications to be a director. There is no difference in the manner in which the committee evaluates proposed nominees based upon whether the proposed nominee is recommended by a shareowner. The committee will consider all potential nominees from various sources, including any from shareowners, and will report its recommendations to the whole board. The board will make the ultimate selection of the nominee and either appoint the nominee to fill a vacancy or newly created vacancy on the board, or direct that the nominee stand for election at the next annual meeting of the shareowners.

During 2003, the Governance and Compensation Committee met seven times and took action by written consent once.

Executive Committee—Exercises powers of the board of directors between meetings, except for amending the bylaws or approving or recommending to shareowners any action or matter that under the Delaware General Corporation Law requires shareowner approval.

Summerfield K. Johnston, Jr. (Chairman)

Howard G. Buffett

Steven J. Heyer

L. Phillip Humann

Lowry F. Kline

The Executive Committee met once in 2003.

Public Issues Review Committee—Reviews our policies and practices relating to significant public issues of concern to shareowners, the company generally, employees, communities served by us, and the general public.

Howard G. Buffett (Chairman)

Jean-Claude Killy

Lowry F. Kline

Deval L. Patrick

The Public Issues Review Committee did not meet in 2003.

Retirement Plan Review Committee—Reviews administration of all employee retirement plans and the financial condition of all trusts and other funds established under these plans.

John E. Jacob (Chairman)

Howard G. Buffett

Gary P. Fayard

Marvin J. Herb

The Retirement Plan Review Committee met once in 2003.

Communications with the Board and its Committees

Any shareowner may communicate with the board of directors by directing correspondence to the board, any of its committees, or one or more individual members, in care of the Corporate Secretary, Coca-Cola Enterprises Inc., Post Office Box 723040, Atlanta, Georgia 31139-0040.

Policy Regarding Board Attendance at Shareowners Meetings

One of our directors attended the 2003 shareowners meeting. We have since concluded that the shareowners who do attend, however few, should have the opportunity to meet and question a representative group of our directors and senior executives.

Compensation of Directors

Our outside directors are each paid a $65,000 annual retainer, meeting fees of $1,000 for each board meeting attended and, except for the Chairman (even if an outside director) and outside directors who are employed by The Coca-Cola Company, meeting fees of $1,000 for each committee meeting attended. Outside directors who are not employed by The Coca-Cola Company also receive a $3,000 annual retainer for each board committee chaired. An “outside director” is neither an officer nor an employee of Coca-Cola Enterprises.

We also reimburse all outside directors for reasonable expenses of attending a meeting of the board or a committee. Directors who are officers or employees of Coca-Cola Enterprises receive only reimbursement of expenses incurred in attending out-of-town meetings.

Outside directors and the Chairman are participants in a deferred compensation plan. For participants who do not own one percent or more of our common stock, one-third of all meeting fees and $15,000 of the annual retainer are automatically credited to deferred compensation accounts, valued as if they were invested in our common stock. Participants who own one percent or more of our common stock (referred to in the plan as “qualifying directors”) and other participants may also make voluntary deferrals of their retainer and meeting fees, valued as if either invested in our common stock or a cash account. The account of each participant who is not a qualifying director is also credited with shares of phantom stock having an aggregate value of $16,000 on the first trading day of the year, and a qualifying director may elect whether to have this amount credited in the form of phantom stock or treated as if invested in cash.

Each outside director (other than Marvin Herb, a qualifying director) was granted options to buy 7,500 shares of our common stock at $23.61, the average of the high and low trading prices on the New York Stock Exchange on February 26, 2004. One-third of the options vest on the first, second and third anniversaries of the grant date. The options remain exercisable until February 26, 2014 unless the director leaves the board before then, in which event they will expire five years after a director has left the board because of disability or inability to stand for another term because of reaching retirement age. If the director leaves for any other reason, the options expire in one year. Directors owning one percent or more of our common stock were given the opportunity to elect to receive share appreciation rights in lieu of a stock option grant for 2004. Mr. Herb elected to receive a grant of 7,500 shares of phantom stock, which grant has the same terms and conditions with respect to vesting and exercise periods as the 2004 stock option grants.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

The following table shows the number of shares of our common stock and of the common stock of The Coca-Cola Company (“Coca-Cola stock”) beneficially owned, as of February 27, 2004, unless otherwise indicated, by:

•	each director;

•	each nominee for director;

•	each executive officer named in the Summary Compensation Table on page 24; and

•	the directors and executive officers as a group.

Each person has sole investment and voting power for the shares shown, unless otherwise indicated in the footnotes.

	Number of Shares Beneficially Owned
	Our Common Stock		Coca-Cola Stock
Name	Number of Shares Owned	Percentage of Class	Number of Shares Owned	Percentage of Class
John R. Alm(1)	2,326,902	*	0	*
Howard G. Buffett(2)(3)	66,492	*	26,762	*
John L. Clendenin(3)(4)	87,562	*	0	*
James E. Copeland, Jr.(5)	11,326	*	0	*
Calvin Darden(6)	748	*	0	*
J. Trevor Eyton(7)	39,409	*	0	*
Gary P. Fayard(8)	11,623	*	511,033	*
Marvin J. Herb(9)	18,618,762	4.1%	251,000	*
Steven J. Heyer(10)	17,749	*	1,070,508	*
L. Phillip Humann(3)(11)	62,968	*	40	*
John E. Jacob(3)(12)	89,318	*	0	*
Summerfield K. Johnston, Jr.(13)	33,197,410	7.2%	90,400	*
Summerfield K. Johnston, III(14)	2,234,674	*	3,171	*
Jean-Claude Killy(15)	57,433	*	5,000	*
Lowry F. Kline(16)	1,396,735	*	0	*
Patrick J. Mannelly(17)	682,467	*	6,349	*
Deval L. Patrick(18)	15,233	*	453,422	*
Dominique Reiniche(19)	287,479	*	13,100	*
Paula G. Rosput(20)	12,241	*	50	*
G. David Van Houten, Jr.(21)	964,710	*	3,023	*
All directors and executive officers as a group (23 persons), including those directors and nominees named above(22)	61,246,459	13.3%	2,539,482	*

Unless otherwise noted, amounts are as of February 27, 2004 for our stock and as of February 23, 2004 for Coca-Cola stock.

*	Less than one percent.

(1)        Includes 10,775 shares of our common stock owned by his wife, options to acquire 1,385,898 shares of our common stock that are now exercisable or that will be exercisable within 60 days from the date of this table, 209,000 restricted shares of our common stock that are subject to forfeiture, 58,965 shares of our common stock held in trust through our Matched Employee Savings and Investment Plan, and 40,386 share units of our common stock credited to his account under our Supplemental Matched Employee Savings and Investment Plan.

(2)        Includes 15,000 shares of our common stock owned jointly with his wife, 45 shares held by his son, and his stock unit account balance in our directors’ deferred compensation plan that will be paid in 15,647 shares of our common stock upon distribution from the plan. Includes 26,696 shares of Coca-Cola stock owned jointly with his wife and 66 shares held by his son.

(3)        With respect to Messrs. Buffett, Clendenin, Humann and Jacob, beneficial ownership as reported in the table includes 35,800 shares of our common stock that may be acquired upon the exercise of outstanding stock options that are now exercisable or that will become exercisable within 60 days from the date of this table.

(4)        Includes his stock unit account balance in the directors’ deferred compensation plan that will be paid in 43,762 shares of our common stock upon distribution from the plan.

(5)        Includes his stock unit account balance in our directors’ deferred compensation plan that will be paid in 1,326 shares of our common stock upon distribution from the plan.

(6)        Includes his stock unit account balance in our directors’ deferred compensation plan that will be paid in 748 shares of our common stock upon distribution from the plan.

(7)        Includes 1,500 shares held indirectly, 24,050 shares of our common stock that may be acquired upon the exercise of outstanding stock options that are now exercisable or that will become exercisable within 60 days from the date of this table, and his stock unit account balance in the directors’ deferred compensation plan that will be paid in 13,859 shares of our common stock upon distribution from the plan.

(8)        Includes his stock unit account balance in the directors’ deferred compensation plan that will be paid in 4,123 shares of our common stock upon distribution from the plan and 7,500 shares of our common stock that may be acquired upon exercise of outstanding stock options that are now exercisable or that will become exercisable within 60 days from the date of this table. Includes 75,000 shares of Coca-Cola stock that are subject to performance criteria, 407,250 shares of Coca-Cola stock that may be acquired upon the exercise of stock options that are now exercisable or that will become exercisable on or before April 30, 2004, 14,000 Coca-Cola shares that are subject to transfer restrictions, 3,337 shares of Coca-Cola stock credited to his account under The Coca-Cola Company Thrift & Investment Plan, and 2,318 share units of Coca-Cola stock credited to his account under The Coca-Cola Company Supplemental Benefit Plan.

(9)        Includes 1,500,000 shares of our common stock held by Hondo Trading LP, M. J. Herb, general partner, 8,156,340 shares of our common stock held by MJ Herb Investments, M. J. Herb, sole partner, and 6,953,782 shares of our common stock held by M. J. Herb as Trustee of Revocable Trust, 2,000,000 shares of our common stock held by MJH 2003 Trust, his wife being the sole trustee and M. J. Herb the settlor, and 6,140 shares of our common stock held by two family trusts, his wife being the trustee and M. J. Herb, settlor, of each trust. Includes 2,500 stock appreciation rights. Includes 200 shares of Coca-Cola stock held by his wife, 7,300 shares of Coca-Cola stock held in an IRA, and 500 shares of Coca-Cola stock held by his wife in an IRA. Does not include 6,244,114 shares held by Herbco II, LLC, as to which Mr. Herb disclaims any beneficial interest.

(10)        Includes his stock unit account balance in the directors’ deferred compensation plan that will be paid in 10,249 shares of our common stock upon distribution from the plan and 7,500 shares of our common stock that may be acquired upon exercise of outstanding stock options that are now exercisable or that will become exercisable within 60 days from the date of this table. Includes 175,000 shares of Coca-Cola stock that are subject to performance criteria, 886,250 shares of Coca-Cola stock that may be acquired upon the exercise of stock options that are now exercisable or that will become exercisable on or before April 30, 2004, 782 share units of Coca-Cola stock credited to his account under The Coca-Cola Company Deferred Compensation Plan, 344 shares of Coca-Cola stock credited to his account under The Coca-Cola Company Thrift & Investment Plan, and 3,132 share units of Coca-Cola stock credited to his account under The Coca-Cola Company Supplemental Benefit Plan.

(11)        Includes his stock unit account balance in the directors’ deferred compensation plan that will be paid in 20,668 shares of our common stock upon distribution from the plan. Includes 40 shares of Coca-Cola stock held in trust for his son.

(12)        Includes his stock unit account balance in the directors’ deferred compensation plan that will be paid in 53,518 shares of our common stock upon distribution from the plan.

(13)        Includes 30,481 shares of our common stock owned by his wife, 1,244,548 shares of our common stock held in trust for his daughter of which he is co-trustee, 1,598,541 shares of our common stock held in a trust for his son of which he is a co-trustee, and 3,943,968 shares of our common stock held in a trust of which he is a co-trustee. Also includes options to acquire 4,750,818 shares of our common stock that are now exercisable or that will be exercisable within 60 days from the date of this table, his stock unit account balance in the directors’ deferred compensation plan that will be paid in 4,908 shares of our common stock upon distribution from the plan, and 14,026 shares of our common stock held in trust through our Matched Employee Savings and Investment Plan. Includes 88,000 shares of Coca-Cola stock held by two trusts of which he is a co-trustee, of which 44,800 shares are also considered as being beneficially owned by Summerfield K. Johnston, III, but which are counted only once in the aggregate number of shares of Coca-Cola stock held by directors and executive officers; 960 shares of Coca-Cola stock held in a trust for his daughter, and 1,440 shares of Coca-Cola stock held in a trust for his son, of which he is a co-trustee.

(14)        Includes options to acquire 555,065 shares of our common stock that are now exercisable or that will become exercisable within 60 days from the date of this table, 30,000 restricted shares of our common stock that are subject to forfeiture, 22,254 shares of our common stock held in our Matched Employee Savings and Investment Plan, and 23,531 share units of our common stock credited to his account under our Supplemental Matched Employee Savings and Investment Plan. Includes 1,000 shares of Coca-Cola stock held by his wife and 2,171 share units of Coca-Cola stock that will be paid from our Matched Employee Savings and Investment Plan.

(15)        Includes his stock unit account balance in the directors’ deferred compensation plan that will be paid in 23,133 shares of our common stock upon distribution from the plan, and 28,300 shares of our common stock that may be acquired upon exercise of outstanding stock options that are now exercisable or that will become exercisable within 60 days from the date of this table.

(16)        Includes options to acquire 1,125,006 shares of our common stock that are now exercisable or that will become exercisable within 60 days from the date of this table, 210,000 restricted shares of our common stock that are subject to forfeiture, his stock unit account balance in the directors’ deferred compensation plan that will be paid in 1,439 shares of our common stock upon distribution from the plan, 4,507 shares of our common stock held in trust through our Matched Employee Savings and Investment Plan, and 2,231 share units of our common stock credited to his account under our Supplemental Matched Employee Savings and Investment Plan.

(17)        Includes 2,400 shares held by his three minor children, options to acquire 489,750 shares of our common stock that are now exercisable or that will be exercisable within 60 days from the date of this table, 150,000 restricted shares of our common stock that are subject to forfeiture, 12,089 share units of our common stock credited to his account under our Supplemental Matched Employee Savings and Investment Plan. Includes 5,957 share units of Coca-Cola stock credited to his account under our Matched Employee Savings and Investment Plan and 392 share units of Cola-Cola stock credited to his account under our Supplemental Matched Employee Savings and Investment Plan.

(18)        Includes his stock unit account balance in the directors’ deferred compensation plan that will be paid in 7,733 shares of our common stock upon distribution from the plan and

7,500 shares of our common stock that may be acquired upon exercise of outstanding stock options that are now exercisable or that will become exercisable within 60 days from the date of this table. Includes 66,000 shares of Coca-Cola stock that are subject to transfer restrictions, 125,000 shares of Coca-Cola stock that are subject to performance criteria, 252,250 shares of Coca-Cola stock that may be acquired upon the exercise of stock options that are now exercisable or that will become exercisable on or before April 30, 2004, 593 share units of Coca-Cola stock credited to his account under The Coca-Cola Company Deferred Compensation Plan, 322 shares of Coca-Cola stock credited to his account under The Coca-Cola Company Thrift & Investment Plan, 1,606 share units of Coca-Cola stock credited to his account under The Coca-Cola Company Supplemental Benefit Plan, and 50 shares of Coca-Cola stock owned by his daughter.

(19)        Includes options to acquire 221,806 shares of our common stock that are now exercisable or that will become exercisable within 60 days from the date of this table and 65,000 restricted shares of our common stock that are subject to forfeiture. Includes options to acquire 13,100 shares of Coca-Cola stock.

(20)        Includes her stock unit account balance in the directors’ deferred compensation plan that will be paid in 4,741 shares of our common stock upon distribution from the plan and 7,500 shares of our common stock that may be acquired upon exercise of outstanding stock options that are now exercisable or that will become exercisable within 60 days from the date of this table.

(21)        Includes options to acquire 575,630 shares of our common stock that are now exercisable or that will become exercisable within 60 days from the date of this table. Includes 110,000 restricted shares of our common stock that are subject to forfeiture, 9,000 shares of our common stock held in trust through the Matched Employee Savings and Investment Plan, and 50,458 share units of our common stock credited to his account under the Supplemental Matched Employee Savings and Investment Plan. Includes 3,023 share units of Coca-Cola stock credited to his account under our Supplemental Matched Employee Savings and Investment Plan.

(22)        Includes options to acquire 9,994,828 shares of our common stock that are now exercisable or that will become exercisable within 60 days from the date of this table, 1,083,000 restricted shares of our common stock that are subject to forfeiture, 205,854 share units of our common stock credited to accounts under our directors’ deferred compensation plan, 109,493 shares of our common stock held in accounts under the Matched Employee Savings and Investment Plan, 167,490 share units of our common stock credited to accounts under the Supplemental Matched Employee Savings and Investment Plan, 9,900 shares of Coca-Cola stock under the Matched Employee Savings and Investment Plan, 3,415 share units of Coca-Cola stock credited to accounts under the Supplemental Matched Employee Savings and Investment Plan, 80,000 shares of Coca-Cola stock that are subject to transfer restrictions, 375,000 shares of Coca-Cola stock that are subject to performance criteria, 1,558,850 shares of Coca-Cola stock that may be acquired upon the exercise of stock options that are now exercisable or that will become exercisable on or before April 30, 2004, 4,003 shares of Coca-Cola stock credited to accounts under The Coca-Cola Company Thrift & Investment Plan, 1,375 share units of Coca-Cola stock credited to accounts under The Coca-Cola Company Deferred Compensation Plan, and 7,056 share units of Coca-Cola stock credited to accounts under The Coca-Cola Company Supplemental Benefit Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers, and beneficial owners of 10% or more of our common stock, must file reports with the Securities and Exchange Commission showing the number of shares of our common stock they beneficially own and any changes in their beneficial ownership. Copies of these reports must be provided to us. Based on our review of these reports and the written representations of our directors and executive officers, we believe that all required reports were filed in 2003, and, other than disclosed in prior proxy statements, in preceding years, except for: Dominique Reiniche who filed a Form 5 on February 9, 2004 reporting late Form 4 transactions as follows: grant of 15,000 restricted shares on February 3, 2003; the surrender of 70,000 stock options and the acquisition of 35,000 phantom restricted shares on April 21, 2003; John L. Clendenin, J. Trevor Eyton, L. Phillip Humann and Paula G. Rosput, all members of our Audit Committee, who filed late Form 4s on May 19, 2003 reporting phantom stock acquired on March 6, 2003, pursuant to a deferred compensation agreement; and Marvin J. Herb, who filed a late Form 5 on March 3, 2004 reporting late Form 4 transactions as follows: acquisitions of our common stock by three trusts in which he has an indirect ownership interest, on September 17, 2003 at $18.76 per share, Herb Family Descendants Trust—390 shares, Herb Family 1998 Gift Trust—1,900 shares, MJH Investments Ltd.—2,100 shares; on September 18, 2003 at $19.00 per share, Herb Family 1998 Gift Trust—2,800 shares, MJH Investments Ltd.—3,140 shares; and on October 10, 2003 at $19.79 per share, Herb Family Descendants Trust—70 shares, Herb Family 1998 Gift Trust—980 shares, MJH Investments Ltd.—1,100 shares.

EXECUTIVE COMPENSATION

Governance and Compensation Committee Report on Executive Compensation

The Governance and Compensation Committee, among its various functions, establishes and reviews the salaries and other compensation paid to our executive officers. This report summarizes the policies followed in setting compensation for our executive officers in 2003.

Compensation Philosophy

The Governance and Compensation Committee has established a compensation program for executive officers that is intended to reward superior leaders within a highly competitive business. A high percentage of the compensation of executive officers is conditioned upon performance criteria set with reference to the financial performance of Coca-Cola Enterprises in areas such as operating income and sales volume, as well as the price of our common stock. For 2003, the executive officer compensation program included three types of pay:

•	an annual base salary;

•	an annual performance-based bonus; and

•	performance-based equity grants.

The executive officer compensation program is intended to create potential for superior compensation in the event of superior performance and reduced earnings opportunities if corporate performance goals are not achieved. For 2003, this committee approved a total cash compensation program that would generally compensate executive officers between the 50th and 75th percentile of executive officers performing similar functions at other Fortune 125 industrial companies and other consumer goods companies if the performance of Coca-Cola Enterprises met specific advanced targets.

Annual Base Salary

For 2003, this committee targeted executive officers’ base salaries within the 50th percentile of the base salaries paid to similar positions at other Fortune 125 industrial companies and other consumer goods companies. For 2003, the committee approved adjusting each executive officer’s salary to reflect changes in prevailing wages in 2002. Senior human resources executives, Lowry F. Kline, the chief executive officer at that time, and our independent compensation consultant assisted the committee with decisions regarding the executive officers’ base salaries. Mr. Kline did not participate in discussions regarding his own compensation.

Annual Performance-Based Bonus

For 2003, this committee adopted an annual incentive bonus program that conditioned the payment of an executive officer’s bonus on the attainment of specific targets related to the budgeted operating income and budgeted sales volume of Coca-Cola Enterprises products (collectively, “budgeted targets”). For the attainment of the budgeted targets, this committee established awards ranging from 75% to 125% of the executives’ annual base salaries. An executive officer could also have received a lower bonus if the budgeted targets were not attained but a specific minimum goal was reached, and a larger bonus if the budgeted targets were exceeded. This plan was approved at the April 2003 annual meeting of shareowners.

Under the 2003 annual bonus plan, executive officers received bonuses ranging from 63.86% to 106.44% of their base salaries, based on the attainment by Coca-Cola Enterprises of 97.1% of budgeted operating income and 98.7% of budgeted sales volume, as well as meeting its goal to not exceed its budgeted capital expenditures.

Performance-Based Equity Grants

This committee believes that it is important for a significant part of the compensation of each executive officer to be tied to ownership of Coca-Cola Enterprises’ common stock so that each executive’s interest in the growth and performance of Coca-Cola Enterprises is closely aligned with the interests of our shareowners. This committee has established stock ownership guidelines for the executive officers requiring each executive to own common stock with a value equal to a multiple of his or her salary. The multiples range from three to seven times the executive’s base salary. An officer must satisfy the guidelines within a specific time period to qualify for future grants of equity-based compensation.

During 2003, this committee granted 7,892,700 stock options. Of these, 1,255,000 options were granted to individuals who were executive officers at the time of grant (either February 3, 2003 or February 17, 2003.) On February 18, 2003, the number of executive officers was reduced, and stock options that were granted to those individuals remaining executive officers totaled 780,000. The exercise price of the stock options granted on February 3, 2003 was $21.95, and the exercise price of the stock options granted on February 17, 2003 was $20.80. The exercise price of stock options is equal to market price of Coca-Cola Enterprises’ common stock on the grant date, and one-third of the grant becomes exercisable after each of the first, second, and third anniversaries of the grant date.

During 2003, this committee also awarded 1,319,000 shares of restricted stock and restricted stock units. Of these, 740,000 were awarded to individuals who were executive officers at the time of their grant. After February 18, 2003, the number of restricted shares and restricted stock units held by the individuals remaining executive officers was 490,000. The restrictions on the ownership of these shares will only be removed upon the 10% increase in the average market value of the stock, measured from the market price on February 3, 2002, over 20 consecutive trading days, and the satisfaction of a continued service requirement. For the first 10,000 shares of each award, the restrictions will only be removed upon the completion of four years of service, and, for any shares above 10,000, restrictions will only be removed upon the completion of five years of service or service through age 55, whichever is later.

Compensation of the Chief Executive Officer

This committee established guidelines for 2003 for the chief executive officer.

•	This committee believes that the chief executive officer’s base salary and cash incentive compensation should reflect the responsibilities of that officer. To ensure that the compensation is competitive, the committee also considers the compensation of executives in similar businesses who have comparable experience and qualifications. For 2003, the committee approved an annual base salary of $943,500, which amount reflects a 2% increase over the 2002 salary.

•	This committee also believes that the chief executive officer’s cash bonus should be tied to our performance in several financial areas. For 2003, the committee established specific targets related to the budgeted operating income and sales volume of Coca-Cola Enterprises, as compared to the goals for those financial items in the 2003 budget. In the first quarter of 2004, Mr. Kline received $1,004,261 under the annual bonus plan for the 2003 performance period.

•	Consistent with the committee’s belief that significant stock ownership by senior officers is important to the growth in shareowner value, the committee granted 280,000 stock options and 150,000 shares of restricted stock to Mr. Kline.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to the corporation’s chief executive officer and to each of the four other most highly compensated executive officers. However, compensation that is “performance-based” is exempt from this limit on deductibility if it satisfies certain requirements of Section 162(m). Therefore, this committee designed the cash bonus programs and the stock option and restricted stock grants related to its 2003 executive officer compensation program to qualify as performance-based compensation under Section 162(m).

For 2004, this committee approved, and the board has adopted, the following plans:

•	Executive Management Incentive Plan (Effective January 1, 2004)

•	2004 Stock Award Plan

subject to the approval of our shareowners at the 2004 annual meeting. This committee intends for the compensation paid under these plans to executive officers to satisfy the requirements of performance-based compensation under Section 162(m). Coca-Cola Enterprises will not make any awards under these plans unless the shareowners approve them.

Additionally, this committee has approved, and the board has adopted, the Deferred Compensation Plan for Nonemployee Directors (As Amended and Restated Effective February 17, 2004). This plan is also being presented to shareowners for their approval, as required by the New York Stock Exchange. Finally, the employee stock purchase plans maintained by our subsidiaries in Belgium and the United Kingdom are also being presented to shareowners for their approval, as required by the New York Stock Exchange.

John L. Clendenin, Chairman

Howard G. Buffett

J. Trevor Eyton

L. Phillip Humann

John E. Jacob

Paula G. Rosput

Compensation Committee Interlocks and Insider Participation

Our Governance and Compensation Committee is composed entirely of the six outside directors who have signed the Governance and Compensation Committee Report on Executive Compensation appearing in this proxy statement. No member has ever been an officer or employee of Coca-Cola Enterprises or any of its subsidiaries.

Executive Compensation Tables

Summary Compensation Table

Name and Principal Position(1)	Year	Annual Compensation				Long-Term Compensation				All Other Compensation ($)(4)
		Salary ($)	Bonus ($)	Other Annual Compen- sation ($)(2)		Awards			Payouts
						Restricted Stock Awards($)(3)		Securities Underlying Options/ SARs (#)	LTIP Payouts ($)
Lowry F. Kline	2003	943,500	1,004,261	95,013		3,285,000		280,000	0	14,891
Chairman	2002	925,000	1,554,278	88,648		0		341,700	0	16,411
	2001	795,963	0	15,727	(5)	0		700,000	182,980	12,774

John R. Alm	2003	899,620	957,555	95,592		3,066,000		250,000	0	22,914
President and Chief	2002	881,980	1,481,991	85,853		0		264,300	0	23,380
Executive Officer	2001	858,375	0	146,385		0		518,000	289,625	16,236

G. David Van Houten, Jr.	2003	529,163	450,582	54,423		1,049,000		75,000	0	46,523
Executive Vice President,	2002	513,750	725,158	60,603		323,400		92,400	0	35,961
Chief Operating Officer	2001	450,478	401,500	7,992	(5)	0		117,000	140,280	23,894
and President, North
American Business Unit

Dominique Reiniche(6)	2003	454,311	392,393	75,815		1,019,050	(7)	50,000	14,657	0
Senior Vice President, and	2002	424,755	322,140	88,674		565,950		22,000	18,232	5,688
President, European Group	2001	396,968	380,430	72,205		367,600		44,000	126,049	5,511

S. K. Johnston, III	2003	405,538	345,316	50,110		314,700		50,000	0	39,607
Executive Vice President,	2002	393,726	555,744	77,474		242,550		70,800	0	13,560
Chief Strategy and	2001	383,188	307,700	81,313		0		117,000	140,280	17,869
Business Development Officer

Patrick J. Mannelly	2003	379,014	332,665	0	(8)	944,100		50,000	0	20,018
Senior Vice President and	2002	359,884	507,976	0	(8)	1,212,750		64,700	0	18,132
Chief Financial Officer	2001	350,251	281,252	45	(5)	275,700		104,000	102,130	13,402

(1)        The officer group, referred to as the named executive officers, is composed of Mr. Kline and the four most highly compensated executive officers, determined as of December 31, 2003, and indicating the office held by each. Mr. Johnston is included because he would have been included based on his 2003 compensation if he had also been an executive officer as of December 31, 2003.

(2)        “Other Annual Compensation” in 2003 includes: for Mr. Kline, $53,961 for nonbusiness use of company aircraft; for Mr. Alm, $54,638 for nonbusiness use of company aircraft; for Mr. Van Houten, Jr., $14,400 for auto allowance and $33,783 for nonbusiness use of company aircraft; for Mrs. Reiniche, $24,020 for club dues; and for Mr. Johnston, $15,000 for auto allowance and $33,010 for nonbusiness use of company aircraft.

(3)        Each named executive officer held restricted stock at December 31, 2003, in the aggregate number of shares of our common stock and the aggregate value at that date, as follows: Mr. Kline—150,000 shares, $3,280,500; Mr. Alm—140,000 shares, $3,061,800; Mr. Van Houten, 70,000 shares, $1,530,900; Mrs. Reiniche—100,000 shares, $2,187,000; Mr. Johnston—30,000 shares, $656,100; Mr. Mannelly—135,000 shares, $2,952,450. Dividends are paid on shares of restricted stock at the same rate paid on all shares of our common stock.

(4)        “All Other Compensation” in 2003 includes: for Mr. Kline, $6,000 paid to a defined contribution pension plan, $7,524 in imputed income for term life insurance premiums and

$1,367 in imputed interest income for interest-free loan; for Mr. Alm, $17,171 paid to a defined contribution pension plan, $4,902 in imputed income for term life insurance premiums and $841 in imputed interest income for interest-free loan; for Mr. Van Houten, Jr., $43,901 paid to a defined contribution pension plan and $2,622 in imputed income for term life insurance premiums; for Mr. Johnston, $37,659 paid to a defined contribution pension plan, $1,710 in imputed income for term life insurance premiums and $238 in imputed interest income for interest-free loan; and for Mr. Mannelly, $18,184 paid to a defined contribution pension plan, $1,643 in imputed income for term life insurance premiums and $191 in imputed interest income for interest-free loan.

(5)        Perquisites and other personal benefits, securities, or property for this named executive officer during the fiscal year did not exceed the lesser of $50,000 or 10% of salary and bonus.

(6)        Mrs. Reiniche’s compensation, which is paid in euros, is reported here in U.S. dollars based on a currency exchange rate of 1.259 euros per dollar, as of December 31, 2003.

(7)        For 2003, Mrs. Reiniche was awarded 15,000 shares of restricted stock and was credited with 35,000 deferred stock units under the Restricted Stock Deferral Plan. The deferred stock units contain the same requirements for vesting as her restricted stock award.

(8)        Perquisites and other personal benefits, securities, or property for this named executive officer during the fiscal year did not exceed the lesser of $50,000 or 10% of salary and bonus and there were no other items of “Other Annual Compensation.”

Option/SAR Grants In Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base/Price ($/SH)	Expiration Date	Grant Date Present Value ($)(1)
Mr. Kline	280,000	3.5%	$21.95	02/03/13	2,710,400
Mr. Alm	250,000	3.2%	21.95	02/03/13	2,420,000
Mr. Van Houten	75,000	1.0%	20.80	02/03/13	685,500
Mrs. Reiniche	50,000	0.6%	21.95	02/03/13	484,000
Mr. Johnston	50,000	0.6%	20.80	02/03/13	457,000
Mr. Mannelly	50,000	0.6%	20.80	02/03/13	457,000

(1)        The “grant date present value” is based upon the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, the executive may realize upon exercise of the option will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by the executive will be at or near the value estimated by the Black-Scholes model. The principal assumptions incorporated into the valuation model by Coca-Cola Enterprises are as follows: (i) dividend yield of 0.4%; (ii) expected volatility of 42.8% (iii) risk-free interest rate of 3.46% for the options granted on February 3, 2003 and 3.38% for the options granted on February 17, 2003; and (iv) expected life of six years. No assumptions were made regarding nontransferability or risk of forfeiture. The assumptions chosen materially impact the resulting valuations.

Aggregated Option/SAR Exercises in Last Fiscal Year,

and Fiscal Year-End Option and SAR Values

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options and SARs at Fiscal Year-End (#)	Value of Unexercised in-the- Money Options/SARs at Fiscal Year-End ($)
			Exercisable/Unexercisable	Exercisable/Unexercisable
Mr. Kline	0	0	790,733 /1,014,590	2,189,233 /1,616,323
Mr. Alm	0	0	1,213,965 / 826,541	4,242,054 /1,237,223
Mr. Van Houten	41,000	693,925	550,580 / 265,100	3,379,892 / 480,814
Mrs. Reiniche	0	0	165,557 / 172,917	117,831 / 112,828
Mr. Johnston	0	0	485,549 / 191,343	2,327,702 / 376,182
Mr. Mannelly	25,200	385,459	425,517 / 280,395	1,045,401 / 343,948

Pension Plans

We sponsor a noncontributory, qualified defined benefit pension plan that provides benefits for substantially all employees (excluding employees who are included in a unit covered by a collective bargaining agreement negotiated in good faith). Retirement income benefits are based upon a participant’s highest average annual compensation during any consecutive three of the last ten consecutive calendar years and the participant’s years of credited service.

We also maintain unfunded, nonqualified defined benefit pension plans that provide supplementary retirement benefits and benefits that are not provided by the qualified plan due to the limits set forth in the Internal Revenue Code. Although we are not required to limit the combined benefit payable under the plans, we have chosen to set the maximum payout at three times the annual benefit allowed at age 65 under a qualified plan. The maximum benefit for 2003 was $480,000.

The following table shows the estimated annual benefits payable at age 65 under the defined benefit qualified and nonqualified plans.

Pension Plan Table

	YEARS OF SERVICE
Remuneration	5	10	15	20	25	30	35	40
800,000	54,913	109,825	164,738	219,650	274,563	329,475	384,388	439,300
900,000	61,913	123,825	185,738	247,650	309,563	371,475	433,388	480,000
1,000,000	68,913	137,825	206,738	275,650	344,563	413,475	480,000	480,000
1,250,000	86,413	172,825	259,238	345,650	432,063	480,000	480,000	480,000
1,500,000	103,913	207,825	311,738	415,650	480,000	480,000	480,000	480,000
1,750,000	121,413	242,825	364,238	480,000	480,000	480,000	480,000	480,000
2,000,000	138,913	277,825	416,738	480,000	480,000	480,000	480,000	480,000
2,250,000	156,413	312,825	469,238	480,000	480,000	480,000	480,000	480,000
2,500,000	173,913	347,825	480,000	480,000	480,000	480,000	480,000	480,000
2,750,000	191,413	382,825	480,000	480,000	480,000	480,000	480,000	480,000
3,000,000	208,913	417,825	480,000	480,000	480,000	480,000	480,000	480,000

Benefits shown in the table above are computed as straight-life annuity amounts upon retirement and are not subject to reduction for Social Security or other amounts.

Covered compensation under the defined benefit qualified and nonqualified plans includes salary and bonuses paid during 2003, but excludes Other Annual Compensation, Restricted Stock Awards, and All Other Compensation described in the Summary Compensation Table.

The named executive officers’ covered compensation for 2003, as well as years of credited service at the end of the fiscal year, are summarized below:

	Covered Compensation	Credited Service
Mr. Kline	$2,497,778	12 Years
Mr. Alm	2,381,611	26 Years
Mr. Van Houten	1,254,321	33 Years
Mrs. Reiniche	*	*
Mr. Johnston	961,282	26 Years
Mr. Mannelly	886,981	15 Years

*        Mrs. Reiniche does not participate in the pension plan for U.S. employees that is described above. A citizen of France, she participates in a governmental pension plan to which we contribute.

Employment Contracts and Termination of Employment Arrangements

On April 23, 2003, we entered into an employment agreement with Dominique Reiniche that defined her duties as a Senior Vice President and President of our European business unit, these duties include the coordination and management of the commercial policies, media relations, and commercial and sales organizations of our European companies. Mrs. Reiniche’s annual salary was set in the agreement at EUR 360,005, subject to annual adjustment. Under the agreement, Mrs. Reiniche is eligible for annual bonus participation, equity compensation and other benefits and perquisites provided to our senior officers. Mrs. Reiniche is also receives annual payments equal to amounts she would have received under the profit sharing plans of our subsidiary in France had she remained an employee of that company. If Mrs. Reiniche is terminated for any reason, except for her serious or gross misconduct, she will be entitled to payments equal to 21 months of salary and bonuses.

Following his resignation effective January 1, 2004, Summerfield K. Johnston, III entered into a consulting and separation agreement with us. Under the agreement, Mr. Johnston will receive monthly payments of $34,145 for 27 months. For a period of six months, Mr. Johnston will provide consulting services to ensure a successful transition in our management. Mr. Johnston will receive amounts equal to the annual bonus to which he would have been entitled had he remained an executive vice president through March 31, 2006. We will also reimburse Mr. Johnston for tax and financial planning services. Mr. Johnston will be eligible to participate in our Executive Retiree Medical Insurance Plan until the earlier of age 65 or his becoming eligible for comparable coverage under another group health plan. Finally, we will accelerate the vesting of Mr. Johnston’s outstanding stock options and extend the period for their exercise; and as of the satisfaction of the applicable performance requirements, we will extend the period for the exercise of his restricted stock awards.

SHARE PERFORMANCE

Comparison of Five-Year Cumulative Total Return

The graph shows the cumulative total return to our shareowners beginning as of December 31, 1998 and for each year of the five years ended December 31, 2003, in comparison to the cumulative returns of the S&P Composite 500 Index and to an index of peer group companies we selected. The peer group consists of The Coca-Cola Company, PepsiCo, Inc., Coca-Cola Bottling Co. Consolidated, Cadbury Beverages plc, PepsiAmericas, Inc. and The Pepsi Bottling Group, Inc. The graph assumes $100 invested on December 31, 1998, in our common stock and in each index, with the subsequent reinvestment of dividends on a quarterly basis.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our shares of common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans in existence at December 31, 2003:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for further issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	63,624,168	(1)	$22.97	15,249,255	(2)
Equity compensation plans not approved by security holders	206,750		$33.59		(3)
Total	63,830,918		$23.01	15,249,255

(1)        Shares issuable pursuant to outstanding options under our 1994 Stock Option Plan, 1995 Stock Option Plan (As Amended and Restated Effective January 2, 1996), 1997 Stock Option Plan, the 1997 Directors’ Stock Option Plan and the 1999 Stock Option Plan.

(2)        Represents shares of our common stock which may be issued pursuant to future awards under our 1999 Stock Option Plan, 2001 Stock Option Plan and 2001 Restricted Stock Award Plan.

(3)        The number of shares remaining for further issuance under each of the following equity compensation plans are not presently determinable, as explained below.

•	Under the Coca-Cola Enterprises Supplemental Matched Employee Savings and Investment Plan, a deferred compensation plan, shares are issued upon distribution of a participant’s account only to the extent that he or she elected to have it credited as phantom stock. This is a deferred compensation plan for highly compensated and management employees whose salary deferral opportunity is limited under Section 401(a) of the Internal Revenue Code. A participant’s account is also credited with employer matching contributions of 25% of the employee’s deferral, up to seven percent of his or her pay. A participant may, but is not required to, elect to have any portion his or her account treated as if invested in shares of our common stock.

•	Under the Coca-Cola Enterprises Inc. Deferred Compensation Plan for Non-Employee Directors (As Amended and Restated February 17, 2004), shares are issued only to the extent a participant’s deferred compensation account was credited with phantom stock. This plan, which is being presented to shareowners for approval at the 2004 annual meeting, is described on pages 41 and 42.

•

Under the Coca-Cola Enterprises Stock Deferral Plan (Effective July 1, 1998), deferred compensation accounts of highly compensated and management employees are credited with phantom stock only upon a participant’s voluntary deferral of stock option gains upon an exercise of an option granted under a plan previously approved by shareowners. Upon such an exercise, the participant’s account is credited with phantom stock equal to the number of profit shares that would have been otherwise delivered upon such an exercise but for the deferral election. Hypothetical dividends are credited to the participant’s account, which credits may also be treated as if invested in phantom stock at the participant’s election. Distributions of shares related to the option exercise will be satisfied from those shares authorized for issuance under the plan from which the option was granted.

•	Under the Coca-Cola Enterprises Restricted Stock Deferral Plan (As Amended January 1, 2002), deferred compensation accounts of highly compensated and management employees are credited with phantom stock units only upon the voluntary surrender of shares of restricted stock previously awarded or a restricted stock unit award in lieu of an actual award of restricted stock. Hypothetical dividends are credited on the phantom stock, which credits may also be treated as if invested in phantom stock upon the participant’s election. Distributions of shares related to the original restricted stock or restricted stock unit award will be satisfied only from those shares authorized for issuance under a restricted stock plan previously approved by shareowners.

•	Under the UK Employee Share Plan, shares are purchased on the open market with contributions deducted from participating employees’ pay, as well as matching contributions we make. This Plan, which is being submitted to shareowners for approval at the 2004 annual meeting, is described on pages 42 and 43.

•	Under the Stock Savings Plan (Belgium) (the “Belgian Plan”), shares are purchased on the open market with contributions deducted from participants’ pay, as well as matching contributions we make. This Plan which is being submitted to shareowners for approval at the 2004 annual meeting is described on pages 43 through 45.

•	Under the Coca-Cola Bottling Company’s Employee Savings and Investment Plan (the “Canadian Plan”), participating employees are eligible to receive from us a 50% match on contributions up to a maximum of 6% or 7% of such participant’s earnings per year, depending on the classification of the employee. Matching contributions from us are immediately vested. Participants may elect, but are not required, to invest matching contributions in shares of our common stock.

•	We also sponsor employee share purchase plans in the U.S. and other jurisdictions. Under these plans, we do not make contributions towards employee share purchases, but rather facilitate the acquisition of shares in a cost efficient manner.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stock Ownership by and Director Relationships with The Coca-Cola Company

We were formed initially as a wholly owned subsidiary of The Coca-Cola Company. The Coca-Cola Company remains our largest shareowner, owning as of March 4, 2004, directly and indirectly through its subsidiaries, 168,956,718 shares of common stock, representing approximately 37% of our outstanding common stock. In addition, three of our directors are executive officers of The Coca-Cola Company.

Agreements and Transactions with The Coca-Cola Company

Coca-Cola Enterprises and The Coca-Cola Company entered into transactions and agreements with one another, incident to their respective businesses during 2003, and certain of these are described below.

Beverage Agreements and Purchases of Finished Product

We purchase syrups and concentrates from The Coca-Cola Company and manufacture, package, distribute, and sell liquid nonalcoholic refreshment products under beverage agreements with The Coca-Cola Company. These agreements give us the right to produce and market beverage products of The Coca-Cola Company in bottles and cans in specified territories. The beverage agreements also provide The Coca-Cola Company with the ability to set prices of the syrups and concentrates for the beverages of The Coca-Cola Company, as well as the terms of payment and other terms and conditions under which we purchase those syrups and concentrates. We have other agreements with The Coca-Cola Company under which it purchases finished product or fountain syrup for sale within our territories.

During 2003, we purchased from The Coca-Cola Company approximately $5.1 billion of syrups, concentrates, and finished product under the beverage agreements and other agreements relating to fountain syrup.

Purchase of Finished Product from Joint Venture

We purchased finished product from Beverage Partners Worldwide-Americas, a joint venture between The Coca-Cola Company and Nestlé S.A. during 2003. Total payments to The Coca-Cola Company, for the benefit of the joint venture, were approximately $22 million.

Transfer of Employees

The Coca-Cola Company reimbursed (or will reimburse) us approximately $43 million in costs incurred by us in 2003 for customer marketing group staffing expenses. We reimbursed (or will reimburse) The Coca-Cola Company $18 million during 2003 for local media staffing expenses transferred from us to The Coca-Cola Company.

Dispensing Equipment

The Coca-Cola Company reimbursed (or will reimburse) us approximately $53 million for the costs of parts and labor for repairs on cooler, dispensing or post-mix equipment owned by The Coca-Cola Company or its customers.

Sale of Facility

We sold a hot-fill plant in Truesdale, Missouri to The Coca-Cola Company for approximately $58 million.

Lease of Office Space

During 2003, we and The Coca-Cola Company leased office space from each other in various locations. Approximately $3 million was paid or is payable from us to The Coca-Cola Company, and approximately $5 million was paid or is payable from The Coca-Cola Company to us under these arrangements.

Packaging

Approximately $10 million in packaging fees was paid or is payable from The Coca-Cola Company to us for 2003.

Purchase of Bottled Water Facilities

In 2003 we acquired the production and distribution facilities of Chaudfontaine, a Belgian bottled water company, while simultaneously The Coca-Cola Company acquired the water source and brand. The total acquisition cost for the two companies was approximately $31 million in cash and assumed debt, of which, our portion was approximately $16 million in cash and assumed debt.

Point-of-Sale Expenses

We purchased point-of-sale and other advertising items from The Coca-Cola Company. In 2003, we purchased such items having a cost of approximately $2 million, and we will continue to purchase such materials in 2004.

Sweetener Requirements Agreement

We and The Coca-Cola Company are parties to a sweetener requirements agreement for the purchase by us of substantially all of our requirements for sweetener in the United States. The amount paid or to be paid by us to The Coca-Cola Company under this agreement for 2003 totaled approximately $311 million. This agreement covers annual periods through 2007.

Sales of Syrups, Bottle and Can Products, and Agency Billing and Delivery Arrangements

We have entered into agreements with The Coca-Cola Company pursuant to which we sell fountain syrup back to The Coca-Cola Company at prices which generally equate to the prices charged by The Coca-Cola Company to us. We then deliver such syrup to certain of the major fountain accounts of The Coca-Cola Company, and sometimes, on behalf of The Coca-Cola Company, invoice and collect the receivables with respect to such sales. In addition to the fountain syrup sales, we sell bottle and can beverage products to The Coca-Cola Company at prices that generally equate to the prices charged by us to our major customers. The amounts paid or to be paid by The Coca-Cola Company to us for fountain syrups, bottle and can beverage products, and delivery, billing and collection for 2003 totaled approximately $403 million.

Marketing and Other Support Arrangements

For 2003, total direct marketing support paid or payable to us by The Coca-Cola Company approximated $862 million. Amounts paid or to be paid directly by The Coca-Cola Company to our customers in our territories totaled $212 million in 2003. The Coca-Cola Company also paid us approximately $2 million for participation in long-term agreements with our customers in 2003. Pursuant to cooperative advertising and brand and trade arrangements with The Coca-Cola Company, we paid or will pay The Coca-Cola Company approximately $219 million for local media, brand and marketing program costs. The Coca-Cola Company is under no obligation to continue these programs in the future.

On occasion, we participate in marketing programs outside the scope of recurring arrangements with The Coca-Cola Company. In 2003, we paid approximately $2 million to The Coca-Cola Company to participate in such programs.

Transactions with Coca-Cola Bottling Co. Consolidated

Coca-Cola Enterprises and Coca-Cola Bottling Co. Consolidated bought from and sold to each other finished beverage products. These transactions occurred in instances where the proximity of one party’s production facilities to the other party’s markets, as well as other economic considerations, made it more efficient for one bottler to buy finished product than produce it. In 2003, our sales to Coca-Cola Bottling Co. Consolidated totaled approximately $21 million and purchases were approximately $26 million. We expect that additional sales and purchases will occur in 2004.

Transactions with SunTrust Banks, Inc.

SunTrust Banks, Inc. engaged in ordinary course of business banking transactions with us in 2003, and we expect that we will engage in similar transactions in 2004. The transactions included making loans to us on customary terms. In 2003, we paid fees for these transactions in the approximate amount of $1.5 million. Also in 2003, we paid SunTrust approximately: $668,000 for letter of credit fees, $375,000 in investment management fees relating to our benefit plans, and $64,000 for credit facility fees. SunTrust also holds equipment leases under which we paid approximately $273,000 for the lease of over-the-road trailers. L. Phillip Humann, one of our directors, is Chairman of the Board, President and Chief Executive Officer of SunTrust Banks, Inc.

Transactions with AGL Resources Inc.

During 2003 we paid approximately $115,000 to AGL Resources Inc. and its affiliates for natural gas and related charges. All transactions were in the ordinary course of business and on standard terms. Paula G. Rosput, one of our directors, is Chairman, President and Chief Executive Officer of AGL.

Transactions with Deloitte Consulting LLP

During 2003 we paid approximately $33.4 million to Deloitte Consulting LLP for consulting services, principally in connection with our Project Pinnacle, involving a business process redesign and SAP software implementation. James E. Copeland, Jr., one of our directors, retired in May 2003 as Chief Executive Officer of Deloitte & Touche USA LLP and Deloitte Touche Tohmatsu and joined our board of directors in July 2003.

Transactions with United Parcel Service, Inc.

During 2003 we paid approximately $210,000 to United Parcel Service, Inc. for package and document delivery services. Calvin Darden is Senior Vice President of U.S. Operations for UPS. Mr. Darden joined our board of directors in January 2004.

Relationships and Transactions with Management and Others

During 2003, we paid Jean-Claude Killy, a director of the Company, approximately $159,000 under the terms of a consulting agreement.

During 2003, we paid Summerfield K. Johnston, Jr., a director, approximately $115,000 in rental and associated charges for our use of certain equipment and facilities owned by him, and $650,000 under the terms of a consulting agreement.

The Sarbanes-Oxley Act of 2002 barred all public companies from making loans to their directors and executive officers. The loans described below were made prior to the effective date of this bar to persons who were executive officers of the Company at the times the loans were made.

•	During 2002, we made loans to executive officers and directors to pay taxes on restricted stock that had vested. These loans were made without interest. All were repaid in full during 2003: John R. Alm — $228,760; Daniel S. Bowling, III — $103,732, Norman P. Findley — $118,178; Robert F. Gray—$1,124,495; William S. Holl—$301,162, S. K. Johnston, III — $57,638, and Lowry F. Kline — $186,213.

•	Additionally, two of the above had additional interest-free loans outstanding that are not repayable until their termination of employment with us: Mr. Alm — $12,500; Mr. Gray — $12,500. These loans remained outstanding during 2003.

•	We loaned Mr. Bowling $250,000 to assist in his relocation to Atlanta, Georgia from Dallas, Texas. This relocation loan is secured by a second mortgage on his residence, accrued interest at the annual rate of 2% at December 31, 2003, and matures in August 2005.

During 2002, we made a loan, bearing annual interest at 4%, in the amount of EUR 91,776 to Mrs. Reiniche to pay social contributions (a tax) in France that had come due upon her receiving a grant of restricted stock. This amount was repaid in full in January 2003, prior to her being elected an executive officer.

MATTERS THAT MAY BE BROUGHT BEFORE THE ANNUAL MEETING

1.    Election of Directors

Nominees

Our board of directors is authorized to have a maximum of 16 members. Approximately one-third of the board is elected each year for a three-year term. The term of each director expires at the third annual meeting of our shareowners occurring after that director’s election, when that director’s successor shall have been duly elected and qualified.

Our bylaws disqualify anyone who has reached the age of 70 from being nominated or renominated for election as director.

The board has nominated John R. Alm, J. Trevor Eyton, Gary P. Fayard, L. Phillip Humann and Paula G. Rosput for terms expiring at our 2007 annual meeting of shareowners.

Howard Buffett, a member of our board since 1993, has elected to retire from the board following the April 2004 meeting of the board of directors. Upon his retirement, the seat previously held by Mr. Buffett will remain vacant until such time the board determines either to fill the vacancy or eliminate the unfilled seat.

Each of the nominees has consented to serve if elected. If, before the annual meeting, any of them becomes unable to serve, or chooses not to serve, the board may nominate a substitute. If that happens, the persons named as proxies on the proxy card will vote for the substitute. Alternatively, the board may either let the vacancy stay unfilled until an appropriate candidate is located, or reduce the size of the board to eliminate the unfilled seat.

Biographical information about each of the nominees is found beginning at page 5 of this proxy statement. See “The Board of Directors – The Current Board and Nominees for Election.”

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the election of John R. Alm, J. Trevor Eyton, Gary P. Fayard, L. Phillip Humann and Paula G. Rosput as directors for terms expiring at the 2007 annual meeting of shareowners, and until their respective successors are elected and qualified.

2.    Approval of the Executive Management Incentive Plan (Effective January 1, 2004)

Our board of directors has proposed the adoption of the Executive Management Incentive Plan (Effective January 1, 2004) and directed that it be submitted for approval at the annual meeting of shareowners. The plan will become effective only upon shareowner approval and is summarized below.

The following summary of the Executive Management Incentive Plan (Effective January 1, 2004) (the “Executive MIP”) is qualified in its entirety by the text of the plan, which is available on our website at http://www.cokecce.com or by contacting us as set forth on page 49. Shareowners can view the Executive MIP Plan by accessing the website, then clicking on “Investor Relations,” then clicking on “Corporate Governance.”

The material terms of the plan are as follows:

Purpose

To provide executive officers with additional incentive to assist Coca-Cola Enterprises in meeting and exceeding its business goals.

Administration

The Governance and Compensation Committee of the board of directors (referred to in this summary as the “Committee”).

Eligible persons; eligible positions

Executive and senior officers with company-wide or group-wide responsibilities.

Performance period

A calendar year, as designated by the Committee, currently January 1, 2004 through December 31, 2004.

Performance goal

Bonuses under the plan are not earned unless specific targets related to budgeted operating income and budgeted sales volume goals are met. These targets are established prior to or within 90 days of the beginning of each performance period. As used in the plan, “operating income” is determined in the same manner as in the audited consolidated financial statements of Coca-Cola Enterprises for the performance period, adjusted for acquisitions, divestitures, and other significant financial events. Sales volume is measured in standard physical cases of Coca-Cola Enterprises’ products.

Calculation of awards

Pre-established award levels for the attainment of minimum, budgeted, and maximum performance goals for each performance component are described as specific percentages of a participant’s base salary as of December 31, 2004. However, for purposes of calculating the award, the December 31 base salary is limited to 110% of the January 1 base salary.

Maximum award

The chief executive officer could receive as much as 250% of his December 31, 2004 base salary upon the attainment of maximum performance goals, which could result in an award of $2,612,500 for the 2004 performance period.

Prorated award

A participant must be employed at the end of the performance period to receive an award under the plan, unless the participant dies, becomes disabled or retires, in which event the award will be prorated. The award would also be prorated if, during the year, the participant held more than one eligible position having different award levels. However, in some circumstances, a participant is not considered terminated for purposes of this plan if he or she becomes immediately employed by The Coca-Cola Company or a company that is at least 20% owned by our company or The Coca-Cola Company.

Payment of award

Awards are paid in the year following the performance period, but only after the Committee has certified in writing that the performance goals were met.

Termination, amendment or suspension

The board of directors or the Committee can terminate, suspend or amend this plan at any time. This can be done without the approval of shareowners, unless that approval is necessary to retain the benefits of Section 162(m) of the Internal Revenue Code.

Federal Income Tax Consequences

Under current federal income tax laws, a participant will realize ordinary income equal to the amount of bonus in the year it is paid. At the same time, we will receive a deduction equal to the amount of all participants’ bonuses, provided that the payments under the plan to certain executive officers are determined to satisfy Section 162(m) of the Internal Revenue Code. It is our intention that the plan will be administered in a manner that maximizes the deductibility of the payments under Section 162(m).

New Plan Benefits

The following table shows pro forma amounts that could be earned for 2004 under the Executive MIP. The table assumes approval of the plan by the shareowners and the executive group includes those individuals designated as executive officers by our board of directors on February 17, 2004. Because pay-outs, if any, under the Executive MIP depend upon attainment of objectives over a period that is still open, the pro forma results assume that the participants would each receive the award payable if Coca-Cola Enterprises achieves its budgeted operating income and sales volume goals.

Name and Position	Pro Forma Payout Under the 2004 Executive Management Incentive Plan(1)
Lowry F. Kline		$1,062,500
Chairman

John R. Alm		$1,187,500
President and Chief Executive Officer

G. David Van Houten, Jr.		$625,000
Executive Vice President, Chief Operating Officer and President, North American Business Unit

Dominique Reiniche		$453,426
Senior Vice President and President, European Group

S. K. Johnston, III		$405,538
Executive Vice President, Chief Strategy and Business Development Officer

Patrick J. Mannelly		$390,681
Senior Vice President and Chief Financial Officer

Executive Group		$4,619,079

Non-Executive Director Group	$	N/A	(2)

Non-Executive Officer Employee Group		$4,109,648

(1)        Awards under the Executive MIP would not be determined until 2005 because they would be based upon financial results for 2004. The table discloses 2004 pro forma bonuses using the salary of each participant at January 1, 2004, except for the executive officers, for whom salaries effective April 1, 2004 were used. The pro forma payouts assume that Coca-Cola Enterprises would have met its budgeted operating income and sales volume goals for 2004.

(2)        These persons do not participate in the Executive MIP.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the proposal to adopt the Executive Management Incentive Plan (Effective January 1, 2004).

3.    Approval of 2004 Stock Award Plan

The following summary of the 2004 Stock Award Plan (the “Stock Plan”) is qualified in its entirety by the text of the plan, which is available on our website at http://www.cokecce.com or by contacting us as set forth on page 49. Shareowners can view the Stock Plan by accessing the website, then clicking on “Investor Relations,” then clicking on “Corporate Governance.”

The material terms of the plan are as follows:

Purpose

To align the financial interests of officers and key employees with the interests of shareowners by encouraging and enabling the acquisition of a financial interest in Coca-Cola Enterprises through grants of stock options, stock appreciation rights, restricted stock and deferred stock units.

Administration

The Governance and Compensation Committees of the board of directors (referred to in this summary as the “Committee”).

Eligibility

Officers, key employees, as well as directors and other persons providing services to Coca-Cola Enterprises.

Stock Subject to the Plan

30,900,000 shares of our common stock will be reserved for delivery to individuals under the plan. No more than 24,000,000 of the shares granted under the plan will be awarded as stock options or stock appreciation rights (“SARs”), and no more than 6,900,000 of the shares granted under the plan will be awarded as restricted stock and deferred stock units.

Awards under the Plan

•	Options. Options awarded under the plan must have an exercise price of at least 100% of the fair market value of our common stock on the date of grant. Options may contain other provisions the Committee decides are appropriate relating to when the options will become exercisable, the times and circumstances the option may be exercised, and the methods the exercise price may be paid. Options that become exercisable will expire no later than ten years from the date it was granted.

•	Stock Appreciation Rights. SARs granted under the plan will entitle the participant to receive, in either cash or stock, the excess of the fair market value of one share of our common stock over the exercise price of the SAR. The Committee will determine the terms under with SARs are awarded, including the times and circumstances a SAR may be exercised.

•	Restricted Stock. Restricted stock awarded under the plan will contain restrictions on the ability to transfer the stock. The Committee shall determine the conditions that must be satisfied for the restricted stock to become freely transferable, or vested, and other conditions that shall apply to the award. The extent to which a grantee is entitled to dividends and voting rights with respect to a restricted stock award will be determined by the Committee at the time of the grant.

•

Deferred Stock Units.    Deferred stock units represent the right to receive stock, cash, or a combination of both at the end of a specified period. A deferred stock unit is recorded in our bookkeeping entries as equal to the fair market value of a share of our common stock.

The Committee may impose conditions for vesting and other terms on deferred stock units at the date of the grant. A plan participant who receives an award of a deferred stock unit may also receive credits equal to dividends and interest, which credits at the participant’s election, may be converted to additional deferred stock units.

Performance Awards

The Committee may condition the receipt of an award or the vesting of an award on certain business criteria. If the Committee determines that such performance conditions should be considered “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the performance goals must relate to one of the following business criteria: (1) fair market value of shares of our common stock; (2) operating profit; (3) sales volume of our products; (4) earnings per share; (5) revenues; (6) cash flow; (7) cash flow return on investment; (8) return on assets, return on investment, return on capital, return on equity; (9) economic value added; (10) operating margin; (11) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (12) any of the above goals as compared to the performance of a published index, such as the Standard & Poor’s 500 Stock Index or a group of comparable companies.

Limitations on Awards

No eligible person may receive more than a combined total of 4,800,000 of stock options and SARs under the plan. No eligible person may receive more than a combined total of 1,380,000 of restricted stock and deferred stock units under the plan.

Change in Control

Unless the award document provides otherwise, the following terms apply if there is a change in control of Coca-Cola Enterprises (as defined in the plan):

•	Options and SARs. Options and SARs shall become fully exercisable and vested as of the time of the change in control and shall remain exercisable and vested for the remainder of the term of the award, even if the plan participant is no longer employed by us.

•	Restricted Stock and Deferred Stock Units. Restricted stock and deferred stock unit awards will become fully vested as of the time of the change in control.

Transferability of Awards

Awards may not be pledged, assigned or transferred while the plan participant is still living, except that options may be transferred to a plan participant’s spouse, child, grandchild, parent or a trust established for the benefit of such family members, or as directed by a court.

Termination, Amendment or Suspension

The board of directors or the committee can terminate, suspend or amend this plan at any time, unless that approval is required under federal or state law or by the stock exchange on which our common stock is listed.

Federal Income Tax Consequences

•	Stock Options and Share Appreciation Rights. Under current federal income tax regulations, there will be no income tax consequences upon the grant of an option or a share appreciation right (SAR) to either optionees or us. However, the optionee will realize ordinary income upon the exercise of an option or a SAR in an amount equal to the excess of the fair market value of our common stock on the date of exercise over the exercise price of the option or SAR. At the same time, we will receive a deduction for the same amount. The gain, if any, realized upon the subsequent sale of the shares acquired upon exercise of an option will constitute short- or long-term capital gain, depending on how long the optionee holds the shares after exercise.

•	Restricted Stock. Under current federal income tax regulations, there will be no income tax consequences upon the award of restricted stock to either the grantee or us. A grantee will recognize ordinary income when the restrictions on the transferability of the shares expire, which is referred to as the vesting of the shares. The amount of income recognized will be equal to the fair market value of such shares on the date of vesting over the amount paid, if any, at the time of the grant. Dividends on shares of restricted stock that are paid (or are payable) to grantees prior to the time the shares are vested will be treated as additional compensation, and not dividend income, for federal income tax purposes.

•	Deferred Stock Units. Under current federal income tax regulations, there will be no income tax consequences upon the award of deferred stock units to either the grantee or us. Deferred stock units are bookkeeping entries on our financial records that represent an unfunded promise to distribute to the grantee a share of our common stock after a specific period of time. When the shares are received, a grantee will recognize ordinary income when actual shares are received in an amount equal to the fair market value of the shares. At the same time, we will be entitled to a corresponding deduction of the same amount. Additionally, amounts credited to the grantee will be subject to employment taxation at the time his or her rights to the phantom shares are no longer forfeitable.

In addition to the general rules described above, the deductibility of the income realized by certain executive officers will be conditioned on the satisfaction of the requirements of Section 162(m) of the Internal Revenue Code. It is our intention that the plan will be administered in a manner that maximizes the deductibility of the payments under Section 162(m). The federal income tax consequences described in this section are based on U.S. laws in effect on March 1, 2004, and there is no assurance that they will not change in the future and affect the tax consequences of awards made under this plan. Tax consequences may be different in other countries.

Estimate of Benefits

The awards that will be made under the plan are not presently determinable. Each year, the Committee decides what types of equity awards to make to our executive officers and other employees. In February 2004, the Committee approved the following awards under the 2001 Stock Option Plan and the 2001 Restricted Stock Plan: 645,000 options and 249,000 restricted shares to our named executive officers, 5.6 million options to approximately 2,700 other employees and 880,000 restricted shares to approximately 70 other employees. Our outside directors also received 7,500 options in February 2004.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the proposal to adopt the 2004 Stock Award Plan.

4.    Approval of Deferred Compensation Plan for Nonemployee Directors

(As Amended and Restated Effective February 17, 2004)

The following summary of the Deferred Compensation Plan for Nonemployee Directors (As Amended and Restated Effective February 17, 2004) (the “Deferred Compensation Plan”) is qualified in its entirety by the text of the plan, which is available on our website at http://www.cokecce.com or by contacting us as set forth on page 49. Shareowners can view the Deferred Compensation Plan by accessing the website, then clicking on “Investor Relations,” then clicking on “Corporate Governance.”

Purpose, Effective Date, Eligibility

To provide deferred compensation to directors and to align directors’ financial interests with our shareowners by treating portions of this deferred compensation as invested in shares of our common stock.

Administration

The Governance and Compensation Committee of the board of directors (referred to in this summary as the “Committee”).

Eligibility

Directors of Coca-Cola Enterprises who are not employees and the chairman of the board of directors.

Automatic Deferral of Compensation

One-third of all meeting fees and $15,000 of the annual retainer are automatically deferred under the plan and are treated as invested in our common stock. A director who owns at least one percent of our outstanding shares as of the first day of the year does not participate in automatic deferrals.

Voluntary Deferral of Compensation

Eligible directors may also defer receipt of additional amounts of their retainers and meeting fees. Voluntary deferrals may be treated as invested in our common stock or as invested an interest-bearing cash account.

Deferred Compensation in Lieu of Retirement Benefits

Eligible directors receive deferred compensation of $16,000 each year in lieu of retirement benefits. Unless a director owns at least one percent of our outstanding shares as of the first trading day of the year, this amount is treated as invested in our common stock. The chairman of the board of directors is not eligible for this deferred compensation if an employee as of the first trading day of a calendar year.

Hypothetical Dividends

In certain circumstances “hypothetical dividends” equal to dividends paid on shares of our common stock are credited to the portion of a participant’s account that is treated as invested in our stock.

Payment of Deferred Compensation

Payments from the portion of a participant’s account that is treated as invested in our stock will be made in whole shares of our common stock, and payments of the remainder of his or her interest under the plan will be made in cash.

Nonassignability; Unfunded Accounts

Participants’ interests under the plan are bookkeeping entries representing an unfunded promise to pay the deferred compensation in the future. Participants may not assign, transfer or pledge any unpaid portion of their accounts.

Termination, Suspension or Amendment

The board of directors can terminate, suspend or amend this plan at any time. Unless earlier terminated by the board, this plan will terminate on February 17, 2014.

Federal Income Tax Consequences

Under current federal income tax regulations, there will be no income tax consequences to the director or to us at the time fees are subject to either automatic or voluntary deferrals under the plan. This deferred compensation is recorded on our books as an unfunded promise to make actual payments of shares of our common stock or of cash to the directors after their retirement or resignation from the board. A director will recognize ordinary income equal to the amount of cash or the fair market value of the shares on the date of receipt. We will be entitled to a corresponding deduction of the same amount and at the same time.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the proposal to adopt the Deferred Compensation Plan for Nonemployee Directors (As Amended and Restated Effective February 17, 2004)

5.    Approval of UK Employee Share Plan

Our subsidiary in the United Kingdom has established the UK Employee Share Plan (the “U.K. Plan”) in 2001. The board of directors has directed that the plan, which is an equity compensation plan under New York Stock Exchange rules, be submitted for approval at the annual meeting of shareowners.

The following summary of the U.K. Plan is qualified in its entirety by the text of the plan, which is available on our website at http://www.cokecce.com or by contacting us as set forth on page 49. Shareowners can view the U.K. Plan by accessing the website, then clicking on “Investor Relations,” then clicking on “Corporate Governance.”

The material terms of the plan are as follows:

Purpose

To provide employees of participating companies the opportunity to acquire shares of our common stock in a cost efficient and tax-favorable manner.

Eligible persons

Any employee of Coca-Cola Enterprises UK Ltd. or its subsidiaries.

Participation

Eligible employees may elect to participate in the plan at any time by electing the amount to be contributed to the plan from their pay on a pretax basis, up to a maximum of 10% or pay or £125 per month (referred to as “partnership shares”). Additional shares may be purchased on an after-tax basis.

Employer Matching Contributions

The participant’s employer makes contributions to the plan equal to the participant’s contributions, up to a maximum of 3% of pay or £125 each month. The trustee purchases the additional matching shares and deposits them to the participant’s account. With limited exceptions, matching shares vest only after one year of continued employment and of holding the related partnership shares. Although the plan permits the employer to make contributions to purchase additional shares for participants, the employer has not done so in the past.

Share Purchases by a Trustee

Participant’s contributions are used to purchase shares of our common stock at the end of a four-week period. Shares are purchased on the open market by the plan’s institutional trustee and are deposited in the participant’s plan account.

Reinvestment of Dividends

Any dividends paid on shares held in accounts under the plan are reinvested in shares of our common stock.

Holding Period for Shares

To obtain favorable tax treatment, shares acquired with under the U.K. Plan must remain in the participant’s account for three to five years.

Termination and Amendment

Coca-Cola Enterprises UK Ltd. reserves the right to amend or terminate the U.K. Plan at any time. Unless earlier terminated, this plan will terminate on the tenth anniversary of the date on which it is approved by the shareowners.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the proposal to approve the UK Employee Share Plan.

6.    Approval of Stock Savings Plan (Belgium)

Our subsidiary in Belgium established the Stock Savings Plan (the “Belgian Savings Plan”) in December 2002. The board of directors has directed that the plan, which is an equity compensation plan under New York Stock Exchange rules, be submitted for approval at the annual meeting of shareowners.

The following summary of the Belgian Savings Plan is qualified in its entirety by the text of the prospectus for the plan that was approved by Belgian authorities and that is available on our website at http://www.cokecce.com or by contacting us as set forth on page 49. Shareowners can view the Belgian Savings Plan by accessing the website, then clicking on “Investor Relations,” then clicking on “Corporate Governance.”

The material terms of the plan are as follows:

Purpose

To provide employees of participating companies the opportunity to acquire shares of our common stock in a cost efficient and tax-favorable manner.

Eligible persons

Any employee of either Coca-Cola Enterprises Inc. Belgium or Coca-Cola Enterprises Services Companies who is employed in Belgium.

Participation

Eligible employees may elect to participate in the plan twice a year, in January and July, by electing the monthly amount to be withheld from their pay. These contributions used to purchase shares of our common stock at the end of each calendar quarter, subject to a change or cancellation of the election by the participant.

Share Purchases from Participant Contributions

All purchases made with a participant’s contributions are made in increments of five shares. Shares are purchased on the open market by a local bank and deposited in the participant’s individual brokerage account.

Employer Matching Contributions

For every five shares to be purchased for a participant, the participant’s employer makes a cash contribution equal to the market value of one share of our common stock. The bank then purchases the additional matching shares and deposits them to the participant’s account.

Reinvestment of Dividends

Any dividends paid on shares held in accounts under the plan are reinvested in shares of our common stock.

Holding Period for Shares

Shares acquired under the Belgian Savings Plan must remain in the participant’s brokerage account for five years. After the expiration of this holding period, the participant may, but is not required to, sell or withdraw the shares. The application of this holding period to the matching shares purchased with employer contributions provides participant’s favorable tax consequences.

Termination and Amendment

Coca-Cola Enterprises Belgium reserves the right to amend or terminate the Belgian Savings Plan at any time. Unless earlier terminated, this plan will terminate on the tenth anniversary of the date on which it is approved by the shareowners.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the proposal to approve the Stock Savings Plan (Belgium).

7.    Ratification of Appointment of Independent Auditors

Our Audit Committee has appointed the firm of Ernst & Young LLP to serve as our independent auditors for the fiscal year ending December 31, 2004. This appointment is subject to ratification by the shareowners at the annual meeting. Ernst & Young has served as Coca-Cola Enterprises’ independent auditors since 1986, and our management considers the firm to be well qualified.

Ernst & Young has advised us that neither the firm nor any member of the firm has any direct or indirect financial interest, in any capacity, in Coca-Cola Enterprises or any of its subsidiaries.

Representatives of Ernst & Young will have the opportunity to make a statement at the annual meeting and will be otherwise available at the meeting to respond to appropriate questions from the shareowners.

The fees we paid to Ernst & Young in 2003 are shown in the Audit Fee Table appearing on page 11 of this proxy statement.

If the shareowners do not ratify this appointment of Ernst & Young, it will be reconsidered by the board.

Recommendation of the Board of Directors

Our board recommends that you vote FOR ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent auditors for the 2004 fiscal year.

Shareowner Proposals

The following two proposals were submitted by shareowners. Any proposal will be voted upon at the annual meeting if that proposal’s proponent, or a duly authorized representative, is present at the annual meeting and submits the proposal for a vote.

In accordance with federal securities regulations, we include in this proxy statement the two proposals plus any supporting statements submitted by the proponent, exactly as submitted.

8.    Shareowner Proposal Relating to Shareowner Approval of Certain Severance Agreements

The International Brotherhood of Teamsters General Fund, 25 Louisiana Avenue, N.W., Washington, DC 20001-2198, owner of 450 shares of our common stock, has submitted the following proposal:

RESOLVED: That the shareholders of Coca-Cola Enterprises (“CCE” or the “Company”) urge the Board of Directors to seek shareholder approval for future severance agreements with senior executives that provide benefits in an amount exceeding 2.99 times the sum of the executive’s base salary plus bonus. “Severance pay” means “payment by an employer to an employee beyond his or her base pay and bonus upon termination of his/her employment.” “Future severance agreements” include employment agreements containing severance provisions; retirement agreements; and, agreements renewing, modifying or extending existing such agreements. “Benefits” include lump-sum cash payments (including payments in lieu of medical and other benefits) and the estimated present value of periodic retirement payments, fringe benefits and consulting fees (including reimbursable expenses) to be paid to the executive.

SUPPORTING STATEMENT: As part of his severance agreement with the Company, CCE’s former Chairman of the Board, CEO and current CCE board member, Mr. Summerfield Johnston, receives a consulting contract worth $600,000 per year, a paid seat on the CCE board of directors, health care coverage for life for his dependants and himself, financial planning and tax benefit consulting, use of the company aircraft, an office including a secretary and office supplies, and restricted shares of Company stock.

In light of gross corporate abuses at companies like Enron, Tyco, and WorldCom, shareholders are taking a closer look at executive compensation practices and seemingly limitless severance packages for senior executives. Requiring shareholder approval for severance agreements—whether entered into prior to or at the time of termination—will insulate the Board from manipulation and will avoid rewarding bad management or poor performance.

Severance agreements may be appropriate in some circumstances. Nonetheless, we believe that the potential cost of such agreements entitles shareholders to be heard when a company contemplates paying out more than twice the amount of an executive’s last salary and bonus. Because it is not always practical to obtain prior shareholder approval, the Company would have the option, if it implemented this proposal, of seeking approval after the material terms of the agreement were agreed upon.

Several other companies, including Sprint, Norfolk-Southern, and Bank of America have decided to adopt similar resolutions.

In the spirit of true financial transparency and accountability to shareholders, CCE should reform excessive compensation practices and policies.

For these reasons, we urge shareholders to vote FOR this proposal.

Recommendation of the Board of Directors

Adoption of this proposal would arbitrarily limit Coca-Cola Enterprises’ flexibility to design employment arrangements that would attract and retain qualified executives.

Because of the market competition for qualified executives, we must have the flexibility to offer competitive employment packages to retain our own executives, as well as to motivate other valuable executives to join Coca-Cola Enterprises. In addition, when negotiating business acquisitions, we must provide competitive incentives to retain key executives of businesses acquired.

The Governance and Compensation Committee, comprised exclusively of nonemployee directors, determines whether Coca-Cola Enterprises should enter into employment arrangements with top executive officers. We believe our Governance and Compensation Committee has the expertise and familiarity with the market necessary to make prudent decisions about compensation. If the Governance and Compensation Committee believes that an employment agreement is in the best interest of Coca-Cola Enterprises and its share owners, it needs the flexibility to offer the agreement without delay. This flexibility would be substantially undermined by a requirement for shareowner approval.

Although the proposal states that the shareowner approval can be obtained after the material terms of an agreement are agreed upon, this solution is not practical. To attract the key executives we need, we cannot afford to impose this kind of condition on the approval of the agreement. The executives we seek are frequently being pursued by other institutions as well, and we could lose these individuals to competitors that do not have the shareowner approval condition. Coca-Cola Enterprises would be at a competitive disadvantage in attracting qualified executives who do not want to be subject to the uncertainty created by the shareowner approval requirement.

Our board of directors recommends that you vote AGAINST the proposal requesting shareowner approval of certain severance agreements.

9.    Shareowner Proposal Requesting Adoption of Publicly Stated Goals for Enhanced Rate of Beverage Container Recovery in the United States

The Brethren Benefit Trust, (c/o Boston Common Asset Management, LLC, 84 State Street, Suite 1000, Boston, Massachusetts 02109), owner of 2,010 shares of our common stock, has submitted the following proposal:

WHEREAS Our company has stated “Coca-Cola Enterprises is committed to working in our facilities, in our communities, and with our suppliers, customers, and consumers to minimize the environmental impact of our operations, products, and packages”;

Nevertheless, the majority of Coca-Cola Enterprises’ beverage containers in the U.S. continue to be disposed in landfills, incinerated or littered, and are therefore diverted from the national supply of recycled plastic and aluminum;

Coca-Cola Enterprises has made substantive progress toward incorporating 10% recycled content resin into its plastic beverage containers in North America. However, Coca-Cola Enterprises does not have a publicly stated, quantitative goal to increase beverage container recovery rates. We believe goals are essential to an effective recycling strategy;

The U.S. recycling rate for beverage containers has declined significantly in recent years. The U.S. recycling rate for aluminum beverage cans declined from 61% in 1994 to 49% in 2001, while the recycling rate for plastic soft drink bottles declined from 50% in 1994 to 35% in 2001. Conversely, recycling rates of 72% and higher were achieved in the 10 U.S. states with container deposit legislation (or bottle bills). Significant container recovery rates are possible, as evidenced in these 10 states, and in countries like Norway and Sweden where companies have achieved beverage container recovery rates of more than 80%. In the

U.S., states with beverage container deposit systems recover three times as many bottles as states without deposits. Nevertheless, Coca-Cola Enterprises actively opposes container deposit systems without putting forth a solution capable of achieving similar recovery rates;

WHEREAS, setting public, quantitative goals for higher rates of beverage container recovery will complement Coca-Cola Enterprises’ use of higher rates of recycled content in beverage containers;

BE IT RESOLVED THAT Shareowners of Coca-Cola Enterprises request that the board of directors report to shareowners by September 1, 2004, on its efforts to adopt a recycling strategy that includes a publicly stated, quantitative goal for enhanced rates of beverage container recovery in the U.S.

The report should detail the means and feasibility of achieving, as soon as practicable, a container recovery goal established by Coca-Cola Enterprises or by the Coca-Cola system or by trade associations. The report should:

•	Include a cost-benefit analysis of the different container recovery options available, such as curbside recycling, drop-off programs, container deposit systems, and voluntary company and industry programs; and

•	Explain Coca-Cola Enterprises’ position on container deposit systems.

Recommendation of the Board of Directors

Our commitment to environmental responsibility is a top priority and a proactive response to the challenge of solid waste management. We feel that our current approach to the environment and recycling is consistent with our core operating principles. We believe in a shared responsibility approach to improving the quality of life, the environment, and recycling. Container recovery rates are impacted by numerous external factors including, consumer behavior, local infrastructure, and government policy, and we are committed to being a part of the solution to increase recycling efforts.

As a matter of policy, we use environmentally responsible packaging which continues to demonstrate our commitment to the environment and recycling in several ways. We use 100% recyclable packaging throughout our operations, 100% of our aluminum beverage containers have 45% recycled content, and 75% of our plastic beverage containers have 10% recycled content resin. Furthermore, we support many local environmental groups and initiatives to promote curbside, drop-off, and away-from-home recycling programs throughout the many local communities in which our employees live and work. Forced deposit systems, as mentioned in the proposal, are costly and burdensome to our consumers, our customers, and our local bottling companies, and these deposits have only minimal impact on total solid waste and the overall environment. We believe there are better ways and alternatives to address solid waste and litter in a comprehensive manner.

We recognize our responsibility for the protection of the environment and natural resources. We believe we are making significant progress, but recognize that we can improve on these efforts. The vitality of our business is directly affected by the quality of life in our towns, cities, and states. Our core operating principles and the best interests of the shareowners will continue to guide us as we devote our resources to conducting our business in ways that protect, preserve, and enhance the environment.

Our board of directors recommends that you vote AGAINST the proposal requesting adoption of publicly stated goals for enhanced rate of beverage container recovery in the United States.

SHAREOWNER PROPOSALS FOR 2005 ANNUAL MEETING

If you intend to submit a shareowner proposal and request its inclusion in the 2005 proxy statement and form of proxy, such submission must be in writing and received by us no later than November 17, 2004.

If you miss the deadline for submission of a shareowner proposal, or if you submit a nomination to the board of directors, such submission can still be considered at the 2005 meeting so long as it complies with Article 1, Section 10 of our bylaws. Under the bylaws, your submission must be in writing and received by us no fewer than 90 days and no more than 120 days prior to the 2005 annual meeting, and otherwise comply with the requirements of the bylaws.

Any shareowner submissions should be sent by certified mail, return receipt requested, to Corporate Secretary, Coca-Cola Enterprises Inc., Post Office Box 723040, Atlanta, Georgia 31139-0040.

OTHER MATTERS

We do not know of anything else that will come before the annual meeting, including any adjournments of it, that has not been discussed in this proxy statement. If other matters properly come before the meeting, the persons named in the proxy card will vote your shares in their discretion.

Any shareowner wishing to have a copy of any benefit plan submitted for approval at the annual meeting (Items 2, 3, 4, 5 and 6) should address any such request as follows: Corporate Secretary, Coca-Cola Enterprises Inc., Post Office Box 723040, Atlanta, Georgia 31139-0040. Alternatively, complete copies may be found on our website: http://www.cokecce.com, by clicking on “Investor Relations” then “Corporate Governance.”

Atlanta, Georgia

March 11, 2004

LISTON BISHOP

Secretary

EXHIBIT A

COCA-COLA ENTERPRISES INC.

AUDIT COMMITTEE CHARTER

Purpose and Scope of Audit Committee

The Audit Committee (the “Committee”) assists the Board of Directors in fulfilling its oversight responsibilities to share owners, potential share owners, the investment community, and others relating to:

•	the quality and integrity of the Company’s financial statements and financial reporting process;
•	the adequacy and effectiveness of the Company’s internal controls and procedures for financial reporting, as well as its disclosure controls and procedures;
•	the effectiveness of management’s process to monitor and manage key business risks facing the Company;
•	the selection of the Company’s independent auditors and the performance of the independent auditors and internal audit function;
•	the independent auditors’ qualifications and independence;
•	the Company’s compliance with ethics policies and legal and regulatory requirements;
•	the preparation of the report of the Committee to be included in the Company’s annual proxy statement.

The Committee shall meet all rules and regulations of the Securities Exchange Commission (SEC), the New York Stock Exchange, and any other relevant regulatory requirements, and the Charter shall be periodically revised as those rules and regulations change.

Committee Membership

The Board of Directors appoints four or more directors to constitute the Committee and one of such directors as the Chairman of the Committee. The independence and financial expertise of Committee members will comply with the requirements of Section 10A of the Securities Exchange Act of 1934, the New York Stock Exchange, and any other regulatory requirements. All Committee members shall be financially literate, and at least one member shall qualify as an “audit committee financial expert.” Director’s fees (including equity-based awards) are the only compensation a Committee member may receive from the Company. Members of the Committee should not serve on more than two additional audit committees of other public companies, and the chair of the committee should not serve on more than one other audit committee of a public company.

Committee Meetings

The Committee holds regular meetings generally five times a year. The Chairman or any member of the Committee may call special meetings. The Committee shall periodically meet separately with management, internal audit, and the independent auditors.

Responsibilities and Duties

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and to make regular reports to the Board of its activities. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are completed and accurate and are in accordance with generally accepted accounting principles. These are the responsibility of the Company’s management and the independent auditors. The following shall be the principal duties of the Committee in carrying out its oversight responsibilities.

1.	Financial Reports

a.	The Committee will review and discuss with management and the independent auditors:

•	The annual audited financial statements and quarterly financial statements (including Management’s Discussion and Analysis of Financial Condition and Results of Operations) prior to the filing or distribution of the reports containing the financial statements.
•	The judgment used about the quality, not just the acceptability, of significant accounting principles, the reasonableness of significant judgments and the clarity and completeness of the disclosures in the financial statements.
•	The results of the annual audit, quarterly reviews and any other matters required to be communicated to the Committee by the independent auditors under auditing standards generally accepted in the United States.
•	The annual proxy statement, including the report of the Committee to be included in the proxy statement.
•	Earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including the reconciliation of pro forma and other non-GAAP financial information included in the press release to information presented under generally accepted accounting principles.
•	Any significant audit problems or difficulties incurred by the independent auditors (and management’s response), including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management.
•	Significant audit adjustments including those proposed adjustments that the independent auditors subsequently passed on.
•	Any consultations on significant auditing or accounting issues regarding the Company, between the audit team and the audit firm’s national office; any disagreements between the audit team and the audit firm’s national office; the management letter.
•	Critical accounting policies and financial statement presentations, including significant changes in the Company’s selection or application of accounting policies.
•	Major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.
•	Analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements. Included in these analyses should be the effects of alternative accounting policy methods, areas in the Company susceptible to high degrees of risk and uncertainty contained in the financial statements, and the quality of reserve estimates.
•	The effect of new accounting initiatives on the financial statements.
•	Unexpected events having a significant impact on financial results.
•	Accounting for and disclosure of related party transactions.

b.	The Committee will review any disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and

Form 10-Q about significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

c.	The Committee will recommend to the Board of Directors whether the Company’s annual audited financial statements should be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

2.	Discussions With Management

a.	Management will provide to the Committee explanations of changes in accounting standards and rules promulgated by the Financial Accounting Standards Board, SEC, or other regulatory bodies that have (or may have) a material effect on the financial statements. Periodically, the Committee will receive other summaries and presentations to enhance the financial reporting education of the Committee.

b.	Management will notify the Committee when it receives any inquiries from regulatory bodies regarding the Company’s accounting practices or financial reporting.

c.	The Committee will discuss planned significant changes in accounting principles, policies and internal controls and emerging business issues that could significantly affect financial results.

d.	Management will notify the Committee when it seeks a second opinion on a financial accounting or reporting matter from an accounting firm other than the independent auditors.

e.	The Committee will discuss policies with respect to business and financial risk assessment and risk management.

f.	The Committee will review reports of significant unethical or illegal acts by the Company’s employees and management’s corrective actions.

g.	Management will provide the Committee with regular reports from General Counsel and, when appropriate, the Company’s outside legal counsel, relating to:

•	Significant legal proceedings involving unethical or illegal acts by the Company’s officers or employees.
•	Other significant legal activities concerning litigation, contingencies, claims or assessments that may have a material impact on the Company’s financial position or results of operations.
•	Compliance policies and procedures on all significant regulatory matters facing the Company.
•	Material violations of securities laws or breaches of fiduciary duty.

3.	Independent Auditors

a.	The Committee will be solely responsible for the appointment, subject to the shareholders’ approval, and termination, compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditors regarding financial reporting.

b.	The Committee will:

•	Review, based on the recommendation of the independent auditors and internal audit, the scope and plan of the work to be done by the independent auditors for each year.
•	Confirm partners who will participate in the audit comply with the rotation and non-audit compensation requirements of the SEC.
•	Review and approve proposed and actual audit fees.

c.	Annually, the independent auditors will provide the Committee with a report for review describing:

•	The independent audit firm’s internal quality-control procedures;
•	Any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
•	All material relationships between the independent auditors and the Company (to assess the auditors’ independence).

d.	The Committee will preapprove all significant non-audit services provided by the independent auditors and shall not engage them to perform any specific non-audit services prohibited by law or regulation.

e.	The Committee will preapprove all nonaudit services and financial products provided or made available by the independent auditors to any of the executive officers of the Company.

f.	The Committee will review the performance of the independent auditors on an annual basis including the evaluation of the lead partner of the independent auditors’ team.

g.	The Committee will set clear hiring policies for employees or former employees of the independent auditors that meet the SEC and New York Stock Exchange regulations.

h.	The independent auditors will provide the Committee reports on a timely basis regarding all critical accounting policies and practices used, all material alternative treatments for policies and practices related to material items discussed with management, including a) the ramifications of the use of such alternative disclosures and treatments and b) the treatment preferred by the independent auditors, and other material written communications between the independent auditors and management.

i.	The Committee will discuss the overall adequacy and effectiveness of internal controls, including the independent auditors’ report on management’s required assertion about those controls.

4.	Internal Audit

The Committee will:

a.	Review and approve the charter for internal audit.

b.	Concur in the appointment or removal of the director of internal audit.

c.	Review the performance of internal audit on an annual basis including audit scope, audit results, operational plans, staffing levels, adequacy of internal audit budget, and coordination of activities with the independent auditors.

d.	Review the overall adequacy and effectiveness of internal controls based on the results of the annual internal audit program.

e.	Review annual reports from internal audit regarding the planned reviews of the Company’s electronic data processing procedures and controls, including security programs.

f.	Review the internal audit of the Company’s compliance with Company policies related to ethics, conduct, and conflict of interest.

5.	Other Duties

a.	The Committee will maintain minutes of its meetings and keep the Board of Directors, the Chief Executive Officer and the Company Secretary informed of significant Committee activities. The Committee will report to the Board, with recommendations, any control deficiencies or other matters having actual or potential effect on the fair presentation of financial results.

b.	The Committee will perform a self-evaluation annually to determine whether it is functioning effectively.

c.	The Committee will approve procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and (3) the review of such confidential information.

d.	Annually, the Committee will review and reassess the adequacy of the Committee charter.

6.	Outside Advisors

The Committee may, if circumstances require, retain independent counsel or other professional advisors to assist it in carrying out its responsibilities. The Company will pay for all such resources required by the Committee.

(Approved by the Audit Committee on July 14, 2003.)

Appendix 1

Annual Meeting of Shareowners Friday, April 30, 2004, 10:30 a.m. EDT

AGENDA

ELECTION OF FIVE DIRECTORS

•

APPROVAL OF THE EXECUTIVE MANAGEMENT INCENTIVE PLAN

(EFFECTIVE JANUARY 1, 2004)

•

APPROVAL OF THE 2004 STOCK AWARD PLAN

•

APPROVAL OF THE DEFERRED COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS (AS AMENDED AND RESTATED EFFECTIVE MAY 1, 2004) • APPROVAL OF THE UK EMPLOYEE SHARE PLAN

•

APPROVAL OF THE STOCK SAVINGS PLAN (BELGIUM)

•

RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

•

TRANSACTION OF OTHER BUSINESS, INCLUDING TWO SHAREOWNER PROPOSALS, AS MAY COME PROPERLY BEFORE THE MEETING

Please bring this portion of the proxy card for admission to the Annual Meeting.

If voting shares over the Internet or telephone, there is no need to mail back the proxy card.

The Internet and telephone voting facilities will close at 9:00 a.m. EDT, April 30, 2004.

Voting is important—thank you for voting!

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COCA-COLA ENTERPRISES INC.

The undersigned hereby (a) appoints John J. Culhane and E. Liston Bishop lll each as proxies with full power of substitution, to vote all shares of Common Stock of Coca-Cola Enterprises Inc. owned of record by the undersigned or (b) directs Computershare, Inc., as recordkeeper for the Coca-Cola Enterprises Employee Stock Purchase Plan; or (c) directs Standard Life Assurance Company of Canada, trustee of the Employee Savings and Investment Fund; or (d) directs Putnam Fiduciary Trust Company, Trustee under the following Plans: (i) Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, and/or (ii) Lansing Matched Employees’ Savings and Investment Plan, and/or (iii) Coca-Cola Enterprises Inc. Savings and Investment Plan for Certain Bargaining Employees, and or (iv) Coca-Cola Enterprises Savings Plan for Organized Employees of Southern New England, and/or (v) Central States Coca-Cola Bottling Company Bargaining Savings Plan, and/or (vi) Coca-Cola Bottling Company of St. Louis Bargaining Employees Savings and Investment Plan (vii) Coca-Cola Enterprises Bargaining Employees’ 401(k) Plan, and/or (viii) Great Lakes Canning 401(k) Plan for Union Employees, to vote in person or by proxy all shares of Common Stock of Coca-Cola Enterprises Inc. allocated to any accounts of the undersigned under such Plan, and which the undersigned is entitled to vote, on all matters which may come before the 2004 Annual Meeting of Shareowners to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on April 30, 2004 at 10:30 a.m. EDT, and any adjournments thereof, unless otherwise specified herein.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Director’s recommendations.

(Continued and to be signed on reverse side)

Annual Meeting of Shareowners

Friday, April 30, 2004, 10:30 a.m. EDT

Hotel du Pont 11th and Market Streets Wilmington, Delaware

PROXY VOTING INSTRUCTIONS

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have the proxy card available when accessing the web page.

- OR -

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437 for U.S. and Canada) from any touch-tone telephone and follow the instructions. Have the proxy card available when calling to vote.

- OR -

MAIL—Vote, date, sign and mail the proxy card in the envelope provided as soon as possible.

VOTE NOW!

COMPANY NUMBER

ACCOUNT NUMBER

Using either Internet or telephone voting will eliminate the need to return the proxy card and will help to reduce expenses. If not voting via the Internet or by telephone, please vote, detach, and mail in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided IF not voting via the Internet or telephone. ————————

This proxy, when properly executed, will be voted in the manner directed herein. If no directions are given, this proxy will be voted FOR the election of directors, FOR

Proposals 2, 3, 4, 5, 6 and 7, AGAINST Proposals 8 and 9, and as the proxies deem advisable on all other matters that may properly come before the meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

The Board of Directors recommends a vote FOR

Proposals 1, 2, 3, 4, 5, 6 and 7.

1. Election of five directors for terms expiring at the 2007 annual meeting:

NOMINEES:

FOR ALL NOMINEES O John R. Alm

O J. Trevor Eyton

WITHHOLD AUTHORITY O Gary P. Fayard

FOR ALL NOMINEES O L. Phillip Humann

O Paula G. Rosput

FOR ALL EXCEPT

(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee to withhold, as shown here:

To change the address on an account, please check the box at right and indicate the new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

FOR AGAINST ABSTAIN

2. To approve the Executive Management Incentive Plan (Effective January 1, 2004);

3. To approve the 2004 Stock Award Plan;

4. To approve the Deferred Compensation Plan for Nonemployee Directors (As Amended and Restated Effective February 17, 2004);

5. To approve the UK Employee Share Plan;

6. To approve the Stock Savings Plan (Belgium);

7. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the 2004 fiscal year;

The Board of Directors recommends a vote AGAINST Proposals 8 and 9.

8. Shareowner Proposal to request shareowner approval of certain severance agreements;

9. Shareowner Proposal to request adoption of publicly stated goals for enhanced rate of beverage container recovery in the United States.

Please mark here if planning to attend the meeting.

If interested in the electronic availability of future proxy materials, mark this box.

To discontinue Annual Report mailing (for multiple account holders only), mark this box.

Signature of Shareowner Date: Signature of Shareowner Date:

Note: Please sign exactly as the name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Appendix 2

EXECUTIVE MANAGEMENT INCENTIVE PLAN

(Effective January 1, 2004)

Section 1. Purpose.

The purpose of the Executive Management Incentive Plan (the “Plan”) is to advance the interest of Coca-Cola Enterprises Inc. (the “Company”) by providing senior officers of the Company with additional incentive to assist the Company in meeting and exceeding its business goals.

Section 2. Administration.

The Plan shall be administered by the Governance and Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”). The Committee shall be comprised of not fewer than two members who shall be “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder.

The Committee may, subject to the provisions of the Plan, establish such rules and regulations or take such action as it deems necessary or advisable for the proper administration of the Plan. Each interpretation made or action taken pursuant to the Plan shall be final and conclusive for all purposes and binding upon all persons, including, but not limited to, the Company, the Committee, the Board, the affected Participants (as defined in Section 3), and their respective successors in interest.

Notwithstanding the foregoing, the Committee shall have no authority to increase the amount of an Award payable to a Participant that would otherwise be due upon the attainment of the performance goal. The Committee shall, however, have the authority to reduce or eliminate any Award under the Plan.

Section 3. Eligibility.

Cash awards (“Awards”) may be made under this Plan to executive officers and senior officers of the Company and its Subsidiaries (“Participants”).

“Subsidiary” shall mean any corporation or other business organization in which the Company owns, directly or indirectly, 20% or more of the voting stock, membership interests or capital during any Performance Period.

Section 4. Performance Goal Criteria.

For each calendar year for which the Committee determines an Award will be made (the “Performance Period”), the Committee shall establish a “Total Performance Goal,” which consists of the attainment of (1) specific targets for the Company’s actual operating income, as compared to its budgeted operating income for that period, and (2) specific targets in the Company’s actual sales volume, as compared to its sales volume budget for that period. All targets shall be preestablished in accordance with Section 162(m) of the Internal Revenue Code and regulations thereunder.

For purposes of this Plan, “operating income” is determined in the same manner as set forth in the Company’s audited financial statements for the Performance Period, normalized for acquisitions, divestitures and other significant financial events, and “sales volume” is the amount of the Company’s product sold, measured in physical cases.

1

Section 5. Calculation of Awards.

The Committee shall establish Award levels, described as percentages by which a Participant’s annual base salary shall be multiplied, to determine the amount of an Award payable upon the attainment of specified targets described in Section 4. No Award under the Plan shall exceed 250% percent of a Participant’s annual base salary. An Award paid to a Participant shall be calculated using the annual base salary in effect on December 31 of the year for which the Award is made. Notwithstanding the preceding sentence, the annual base salary used to calculate an Award paid to a Participant (under this Section 5 or Section 6) may not exceed 110% of such Participant’s annual base salary in effect on January 1 of any Performance Period for which the Award is made.

Section 6. Prorated Awards.

(i) A person hired or promoted into a position identified in Section 3 (“Eligible Position”) during a Performance Period shall receive a prorated Award for the period of time the person was employed in an Eligible Position, using the Participant’s annual base salary in effect on December 31 of the Performance Period for which the Award is made.

(ii) A Participant who is transferred from one Eligible Position to another Eligible Position during a Performance Period shall receive an Award that is prorated for the period of time the Participant was employed within each Eligible Position, using the Participant’s annual base salary in effect on December 31 of the Performance Period for which the Award is made.

(iii) A Participant who is not employed in an Eligible Position on the last day of the Performance Period due to the Participant’s transfer to a position with the Company or a Subsidiary that is not an Eligible Position shall receive an Award that is prorated for the period of time the Participant was employed in an Eligible Position, using the Participant’s annual salary on the last day that the Participant is employed in that Eligible Position.

(iv) A Participant whose employment with the Company or any Subsidiary terminates prior to the last day of the Performance Period shall not receive any Award under the Plan unless the reason for such termination was the Participant’s death, disability, or retirement. In the event a Participant terminates on account of such circumstances, the Participant shall receive a prorated Award determined as if the Participant transferred to a position within the Company that is ineligible for participation in the Plan as of the date of such termination.

(v) For purposes of this Section 6:

(a) ”Retirement” means a Participant’s voluntary termination of employment on a date which is on or after the earliest date on which such Participant would be eligible for an immediately payable benefit pursuant to the terms of the defined benefit pension plan sponsored by the Company or a Subsidiary in which the Participant participates. If the Participant does not participate in such a plan, the date shall be determined as if the Participant participated in the Company’s defined benefit plan covering the majority of its nonbargaining employees in the United States.

(b) ”Disability” shall be determined according to the definition of “total and permanent disability,” in effect at the time of the determination, in the defined benefit plan sponsored by the Company or a Subsidiary in which the Participant participates. If the Participant does not participate in such a plan or such plan does not define “total and permanent disability,” “disability” shall mean the Participant’s inability, by reason of a medically determinable physical or mental impairment, to engage in gainful employment, which condition, in the opinion of a physician approved of by the Committee, is expected to have a duration of not less than one year.

(c) ”Prorated” means the determination of the amount of an Award for partial participation in a particular Eligible Position, which amount is determined according to the actual number of days in which a Participant was employed in the relevant Eligible Position(s) during the Performance Period for which the Award is made.

(d) A Participant is not considered to be employed in an Eligible Position during a leave of absence, except during approved military leave (for no more than twelve months), disability leave (for no more than six months), personal leave (for no more than three months), or as required by applicable law. However, a Participant may not be considered employed in an Eligible Position during a leave of absence if, and to the extent, he or she has been considered so employed during a previous Performance Period for the same leave.

2

(e) A Participant’s employment with the Company or any Subsidiary will be deemed not to be a termination of employment if the Participant’s reason for termination is due to immediate employment with any other Subsidiary or any Related Company; however, in such event, the Participant shall receive a prorated Award as if the Participant transferred to a position that is not eligible for participation under the Plan. The term “Related Company” shall include The Coca-Cola Company or any corporation or business entity in which The Coca-Cola Company owns, directly or indirectly, 20% or more of the voting stock or capital if (i) such company is a party to an agreement with the Company that provides for reciprocity between the companies with respect to certain compensation and benefit and (ii) the Company has assented to the Participant’s subsequent employment.

Section 7. Amendments, Modification and Termination of the Plan.

The Board or the Committee may terminate the Plan in whole or in part, may suspend the Plan in whole or in part from time to time, and may amend the Plan from time to time to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in the Awards made thereunder that does not constitute the modification of a material term of the Plan. Any such action may be taken without the approval of the shareowners unless the Committee determines that the approval of shareowners would not be necessary to retain the benefits of Section 162(m) of the Internal Revenue Code.

Section 8. Governing Law.

The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Georgia and construed in accordance therewith.

3

Appendix 3

COCA-COLA ENTERPRISES INC.

2004 STOCK AWARD PLAN

1. Purpose. The purpose of this 2004 Stock Award Plan (the “Plan”) is to assist Coca-Cola Enterprises Inc. (the “Company”), and its Subsidiaries in attracting, retaining, and rewarding high-quality executives, employees, and other persons who provide services to the Company and/or its Subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareowners, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareowner value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1, above:

(a) “Award” means any Option, SAR, Restricted Stock, and Deferred Stock Units granted under this Plan.

(b) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(a) . If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(c) “Board” means the Company’s Board of Directors.

(d) “Change in Control” means the occurrence of any of the circumstances described below in subparagraphs (i) through (iv):

(i) If any “person”, except for:

the Company or any Subsidiary of the Company;

a trustee or other entity holding securities under any employee benefit plan of the Company or any Subsidiary of the Company; and

The Coca-Cola Company, but only to the extent of its “current ownership”

is or becomes the “beneficial owner” directly or indirectly, of securities of the Company representing more than 20% of the combined total voting power of the Company’s then-outstanding securities.

As used in this definition of “change in control”

“person” is used as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (as amended);

“beneficial owner” is used as defined in Rule 13d-3 of the Securities Exchange Act of 1934 (as amended), and

“current ownership” of The Coca-Cola Company means that entity’s direct and indirect beneficial ownership of no more than an aggregate of 168,956,718 shares of the Company’s common stock (including shares of the Company’s common stock issuable upon the exercise, exchange or conversion of securities exercisable or exchangeable for, or convertible into, shares of the Company’s common stock), the aggregate number being subject to adjustment for subsequent stock splits or dividends payable in stock that are applicable to all shares of the Company’s common stock.

(ii) If during any period of two consecutive years,

the individuals constituting the Board of Directors of the Company at the beginning of the two-year period; and any new Director — except for a director designated by a person who has entered into an agreement with the Company to effect a “change in control” described in (a), (c) or (d) —whose election by the Board or nomination for election by the Company’s shareowners was approved by a vote of at least two-thirds of the Directors then still in office who were either directors at the beginning of the two-year period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority of the Board.

(iii) If the shareowners of the Company approve a merger, consolidation or share exchange with any other “person”, other than:

a merger, consolidation or share exchange that would result in the voting securities of the Company outstanding immediately prior to such event continuing to represent (either by remaining outstanding or being converted into voting securities of either

(A) the surviving entity or

(B) another entity that owns, directly or indirectly, the entire voting interest in the surviving entity (the “parent”))

more than 50% of the voting power of the voting securities of the Company or the surviving entity (or its “parent”) outstanding immediately after such event; or

a merger or consolidation effected to implement a recapitalization of the Company in which no “person” acquires more than 30% of the combined voting power of the Company’s then-outstanding securities;

then, a “change in control” shall have occurred immediately prior to such merger, consolidation or share exchange.

(iv) The shareowners of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect).

2

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(f) “Committee” means not less than two members of the Governance and Compensation Committee of the Board, each of whom shall be (i) a “disinterested director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “disinterested directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an “outside director” as defined under Code Section 162(m), unless the action taken pursuant to the Plan is not required to be taken by “outside directors” in order to qualify for tax deductibility under Code Section 162(m).

(g) “Covered Employee” shall have the same meaning as “Covered Employee” under Code Section 162(m) and regulations thereunder.

(h) “Deferred Stock Unit” means a right, granted to a Participant under Section 6(e), to receive Stock, cash or a combination at the end of a specified deferral period.

(i) “Dividend Equivalents” means an amount credited under a Participant’s Deferred Stock Unit Award, which amount is equal to the dividends paid on the Stock, determined as if the Deferred Stock Unit were shares of Stock on the record date of any such dividend.

(j) “Interest Credit” means an amount credited under a Participant’s Deferred Stock Award, which amount is based on the annual rate equivalent to the weighted average prime lending rate of SunTrust Bank, Atlanta for the relevant calendar year or portion of the calendar year.

(k) “Effective Date” means May 1, 2004, subject to the approval of the shareowners of the Company.

(l) “Eligible Person” means directors, Executive Officers, and other officers and employees of the Company or of any Subsidiary, as well as other persons providing key services to the Company or a Subsidiary.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(n) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(o) “Fair Market Value” means the Fair Market Value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the average of the high and low market prices at which a share of Stock shall have been sold on the date for which the determination is made, or on the next preceding day if such date was not a trading day, as reported on the New York Stock Exchange Composite Listing reflecting composite trading as of 4:00 p.m., Eastern Time on the trading day.

(p) “Option” means a right, granted to a Participant under Section 6(b), to purchase Stock or other Awards at a specified price during specified time periods.

(q) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

3

(r) “Performance Award” means an Award, or the right to receive an Award, granted to a Eligible Person under Section 8, which such Award or right shall be subject to the performance criteria specified by the Committee.

(s) “Restricted Stock” means Stock granted to a Participant under Section 6(d), that is subject to certain restrictions and to a risk of forfeiture.

(t) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act or any similar law or regulation that may be a successor thereto.

(u) “Stock” means shares of common stock, $1 par value, of the Company.

(v) “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Section 6(c) .

(w) “Subsidiary” means any corporation or other business organization in which the Company owns, directly or indirectly, 20% or more of the voting stock or capital or profits interest at the time of the granting of an Award under this Plan.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to interpret the provisions of the Plan, select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, ensure that awards continue to qualify under Rule 16b-3, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its shareowners, Participants, Beneficiaries, transferees under Section 10(a) or other persons claiming rights from or through a Participant.

(b) Limitation of Liability. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys’ fees) incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement (provided such settlement is approved to the extent required by and in the manner provided by the Certificate of Incorporation or Bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding.

4. Stock Subject to Plan.

(a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 10(b), the total number of shares of Stock reserved and available for delivery in connection with

4

Awards under the Plan shall be 30,900,000; provided, however, that the total number of shares of Stock with respect to Awards of Options and SARs shall not exceed 24,000,000; and provided, further that the total number of shares of Stock with respect to Awards of Restricted Stock and Deferred Stock Units shall not exceed 6,900,000. The Stock shall be made available from authorized and unissued shares or from Stock held by the Company in its treasury.

(b) Availability of Shares Not Delivered Under Awards. Shares of Stock subject to an Award under the Plan that is expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant will again be available for Awards under the Plan. Stock received in payment upon the exercise of an Option may not be the subject of a subsequent Award.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(b), no Eligible Person may be granted Options and SARs under this Plan that, considered together, relate to more than 4,800,000 shares of Stock, and no Eligible Person may be granted Restricted Stock and Deferred Stock Units under this Plan that, considered together, relate to more than 1,380,000 shares of Stock.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6.

(i) The Committee also may impose on any Award or the exercise, at the date of grant or thereafter (subject to Section 10(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award.

(ii) The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is imposed in the Award agreement.

(iii) Any Award or the value of any Award made under this Plan may, subject to any requirements of applicable law or regulation and in the Committee’s sole discretion, be converted into Deferred Stock Units and subject to Section 6(e) below.

(b) Options. The Committee is authorized to grant Options to Eligible Persons on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option.

(ii) Time and Method of Exercise. Awards of Options may contain such provisions as the Committee shall determine appropriate, including provisions related to the vesting of the Option, the times at which, or the circumstances under which, an Option may be exercised, and the methods by which such exercise price may be paid or deemed to be paid.

(iii) Duration of Options. Awards will contain a provision stating the duration of an Option, which duration may not exceed 10 years from the date of grant.

(v) Options Granted to International Participants. Options granted an Eligible Person who is subject to the laws of a country other than the United States of America may contain terms and conditions inconsistent with the provisions of this Plan or may be granted under such supplemental documents, as required or appropriate under such country’s laws.

5

(c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:

(i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise t, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR, which payment may be satisfied by delivery of cash or Stock.

(ii) Other Terms. The Committee shall determine the terms and conditions of any SAR, including but not limited to, the times at which and the circumstances under which a SAR may be exercised, the method of exercise, the method of settlement, the method by which Stock, if any, will be delivered or deemed to be delivered to Participants.

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.

(ii) Right as Shareowner. Except to the extent limited under any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareowner, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to applicable restrictions, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Deferred Stock Units. The Committee is authorized to grant Deferred Stock Units to Eligible Persons, subject to the following terms and conditions:

(i) Deferred Stock Unit Credit. A Deferred Stock Unit shall be recorded in a bookkeeping reserve maintained by the Company as equivalent to the Fair Market Value of a share of the Company’s common stock on the date of grant, unless otherwise determined by the Company.

6

(ii) Grant and Restrictions. A Deferred Stock Unit shall be subject to such risk of forfeiture and other conditions as the Committee may impose, which restrictions may lapse, or conditions be satisfied, separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant.

(iii) Dividend Equivalents and Interest Credits. As specified in the Award agreement, Dividend Equivalents and/or Interest Credits related to a Deferred Stock Unit may also be credited on behalf of a Participant and/or converted to additional Deferred Stock Units.

(iv) Settlement of Deferred Stock Units and Related Interests. Deferred Stock Units represent the right to receive Stock, cash, or a combination at the end of a specified deferral period, as specified in the Award agreement or pursuant to the Committee’s determination.

7. Certain Other Provisions Applicable to Awards.

(a) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years.

(b) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, unless the Participant shall have acknowledged in writing that a transaction pursuant to such provision is to be non-exempt, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

(c) Cancellation of Awards. Unless the Award agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, or deferred Awards at any time, if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan including the following conditions:

(i) Noncompetition. A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company. For Participants whose employment has terminated, the judgment of the Chief Executive Officer or other senior officer designated by the Committee shall be based on the Participant’s position and responsibilities while employed by the Company, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s shareowners, customers, suppliers and competitors of the Participant assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has terminated employment shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a greater than five percent equity interest in the organization or business.

7

(ii) Confidentiality. A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material relating to the business of the Company that is acquired by the Participant either during or after employment with the Company.

(iii) Intellectual Property. A Participant shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

8. Performance Awards.

(a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 8(b) in the case of a Performance Award intended to qualify under Code Section 162(m).

(b) Performance Awards Granted to Covered Employees and Certain Eligible Persons. If the Committee determines that a Performance Award to be granted to an Eligible Person who is or may become a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(b).

(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance and associated maximum Award payments with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto). The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any performance goal or that more than one performance goal must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria for the Company, as defined by the Committee, on a consolidated basis, and/or for specified Subsidiaries or business units of the Company (except with respect to the total shareowner return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) Fair Market Value of shares of the Company’s common stock; (2) operating profit; (3) sales volume of the Company’s products; (4) earnings per share; (5) revenues; (6) cash flow; (7) cash flow return on investment; (8) return on assets, return on investment, return on capital, return on equity; (9) economic value added; (10) operating margin; (11) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (12) any of

8

the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparator companies.

(iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period, which may overlap with another performance period or periods, of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(c) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award and as to the achievement of performance goals relating to Performance Awards under Section 8(b) shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards.

(d) Status of Section 8(b) Performance Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards under Section 8(b) granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, Sections 8(b), (c) and (d), shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9. Change in Control. In the event of a “Change in Control,” the following provisions shall apply unless otherwise provided in the Award agreement:

(a) Options and SARs. Any Option or SAR carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Option or SAR without regard to any termination of employment by the Participant, subject only to applicable restrictions set forth in Section 10(a) .

(b) Restricted Stock and Deferred Stock Units. The restrictions, deferral of settlement, and forfeiture conditions applicable to any Restricted Stock or Deferred Stock Unit shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) .

(c) Limitations on Company in Event of a Change in Control. In the event of a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

9

10. General Provisions.

(a) Limits on Transferability; Beneficiaries. Except as otherwise provided in this Section 10(a), no Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

(i) Transferability of Options. Unless otherwise specified in the Award, an Option may be transferred pursuant to a domestic relations order issued by a court of competent jurisdiction or to an immediate family member of the Participant under such terms and conditions as may be determined, from time to time, by the Committee. An “immediate family member” is defined as the Participant’s spouse, child, grandchild, parent or a trust established for the benefit of such family members. With respect to any Option transferred pursuant to this Section 10(a)(i), any such Option shall be exercisable only by the designated transferee or the designated transferee’s legal representative.

(ii) Transferability of Deferred Stock Units. A Participant may designate one or more Beneficiaries to receive his or her interest under the Plan that is related to Deferred Stock Units in the event of his or her death.

(iv) Beneficiaries and Transferees Subject to Terms of Award. Any Beneficiary or transferee, or other person claiming any rights under the Plan from or through any Participant, shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

b) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals related thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or business unit, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Performance Awards made under Section 8(b) to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

10

(c) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. However, this authority shall not include withholding of taxes above the statutorily required withholding amounts where such excess withholding would result in an earnings charge to the Company under U.S. Generally Accepted Accounting Principles.

(d) Changes to the Plan and Awards. The Board or the Committee may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareowners or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareowners not later than the annual meeting next following such Board action if such shareowner approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareowners for approval. Notwithstanding the foregoing, no such action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award, without the consent of an affected Participant. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

(e) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) except as provided in Section 6(d)(ii), conferring on a Participant any of the rights of a shareowner of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(f) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(g) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other

11

consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with Georgia law, without giving effect to principles of conflicts of laws, and applicable federal law.

12

Appendix 4

DEFERRED COMPENSATION PLAN

FOR

NONEMPLOYEE DIRECTORS

(As Amended and Restated Effective February 17, 2004)

1.	Purpose. The purpose of the Deferred Compensation Plan for Nonemployee Directors (the “Plan”) is to provide certain Directors of Coca-Cola Enterprises Inc. (the “Corporation”) a vehicle for the deferral of certain of their compensation as a Director.

2.	Effective Date. The Plan, as amended and restated, shall become effective as of February 17, 2004.

3.	Eligibility. All Directors of the Corporation who are not employees of the Corporation or of any subsidiary of the Corporation and the Chairman of the Board of Directors and shall participate in the Plan.

4.	Automatic Deferral of Compensation.

(a) Automatic Deferrals. Fifteen Thousand Dollars ($15,000) of each annual retainer and one-third of all meeting fees payable to a participant shall be deferred under the Plan. Deferrals under this paragraph 4 shall be known as “Automatic Deferrals.”

(b) Qualifying Director. There shall be no Automatic Deferrals during any calendar year with respect to any Director having direct or indirect beneficial ownership of the Corporation’s shares representing one percent (1%) or more of the Corporation’s issued and outstanding shares of common stock as of the first trading day of that year (a “Qualifying Director”). The percentage will be determined by information set forth in the Corporation’s most recent quarterly report, and any current report subsequent thereto, filed with the Securities and Exchange Commission most immediately prior to December 31 of the preceding calendar year.

1

5.	Voluntary Deferral of Compensation.

(a) Amount of Voluntary Deferral. A participant may defer receipt of all or a specified portion of the annual retainer and meeting fees receivable for service as a Director of the Corporation after deduction of Automatic Deferrals, if any, (“Net Compensation”), but not any other compensation or expense reimbursement. Deferrals under this paragraph 5 shall be known as “Voluntary Deferrals.”

(b) Manner of Electing Voluntary Deferral. A participant shall elect to make a Voluntary Deferral by giving written notice to the Corporation on the applicable election form, attached hereto as Exhibit A or Exhibit B (the “Election Form”), specifying the following:

(i)	the amount of the Voluntary Deferral, expressed as a percentage of Net Compensation; and

(ii)	whether and, if so, what percentage of Voluntary Deferrals shall be credited to the Stock Account; and

(iii)	to the extent that Voluntary Deferrals are credited to the Stock Account, whether Hypothetical Dividends shall be credited to the Stock Account or to the Basic Account.

(c) Time of Election. Elections with respect to Voluntary Deferrals may be made at the following times:

(i)	A nominee for election for Director (who is not at the time of nomination a sitting Director) may elect a Voluntary Deferral any time before election to the Board and before being entitled to receive any compensation for service on the Board or a committee. A Voluntary Deferral shall be effective upon such person’s election to the Board.

(ii)	A sitting Director who has never elected to make a Voluntary Deferral may elect to make a Voluntary Deferral at any time during the year. Such Voluntary Deferral election shall not, however, be effective until January 1 of the following year.

(iii)	A sitting Director who has discontinued a Voluntary Deferral under subparagraph 5(b), may again elect to make a Voluntary Deferral at any time during the year, but the election will not be effective until January 1 of the following year.

2

(d) Change in, or Discontinuance of, Voluntary Deferral Election. A participant may elect to change a prior election with respect to his or her Voluntary Deferral by completing a new Election Form, but such election shall not, however, be effective until January 1 of the following year. A participant may elect to discontinue a Voluntary Deferral at any time, but such election shall not be effective until the first day of the next calendar quarter.

(e) Term of Election. Unless discontinued pursuant to subparagraph (d) above, a Voluntary Deferral shall continue in effect until the end of the participant’s service as a Director.

6. Deferred Compensation in Lieu of Retirement Benefits. A participant shall receive deferred compensation in lieu of retirement benefits (“Retirement Benefit Deferrals”) in the manner described below:

(a) Annual Increase in Deferred Compensation Accounts. The deferred compensation of each participant shall be increased each calendar year by $16,000, as described below:

(i)	With respect to a participant other than a Qualifying Director, such increase shall be made to the participant’s Stock Account in accordance with subparagraph 7(b)(ii).

(ii)	With respect to a Qualifying Director, such increase shall be to his or her Basic Account, unless he or she elects, on the applicable Election Form, to have such increase be made to his or her Stock Account.

(iii)	Notwithstanding the foregoing, no Retirement Benefit Deferrals shall be credited to the Account of the Chairman of the Board in the event such Chairman is an employee of the Company as of the first trading day of a calendar year.

(b) One-Time Deferral of Accrued Retirement Plan Benefit. For any participant who, at December 31, 1997, had an accrued benefit under the Retirement Plan for the Board of Directors of Coca-Cola Enterprises Inc. (the “Directors Retirement Plan”) and who made the required election prior to February 28, 1998, his or her Stock Account has been credited with deferred compensation equal to the present value of that benefit (determined in accordance with subparagraph 7(b)(ii)).

(c) One-Time Increase in the Deferred Compensation of Certain Participants. For any participant who did not have an accrued benefit under the Directors Retirement Plan at the time of such plan’s termination, solely because he or she had not satisfied the eligibility requirement of completing

3

five years of service, his or her Stock Account has been credited with deferred compensation equal to the present value of retirement benefits to which he or she would have been entitled under the Directors Retirement Plan as of December 31, 1997, if he or she had become eligible to participate in that Plan prior to that date. Such increase has been determined in accordance with subparagraph 7(b)(ii). Notwithstanding the foregoing, if a participant whose Stock Account is increased pursuant to this subparagraph 6(c) leaves the Board of Directors, for any reason, prior to the completion of five years of service on the Board, the Stock Account of such participant will be reduced, prior to the commencement of any payments under this Plan, by the same number of whole shares of common stock by which it was so increased.

7. Deferred Compensation Accounts. The Corporation shall establish on its books and records one or more deferred compensation accounts for each participant, as provided below.

(a) Basic Account. Except to the extent a participant elects otherwise, all Voluntary Deferrals and the Retirement Benefit Deferrals of a Qualifying Director will be credited to the participant’s Basic Account. At the end of each calendar year or initial or terminal portion of a year, such Basic Account will be credited with interest, at an annual rate equivalent to the weighted average prime lending rate of SunTrust Bank, Atlanta for the relevant year or portion thereof (the “Interest Equivalents”), upon the average daily balance in the Basic Account during such year or portion thereof.

(b) Stock Account.

(i)	All Automatic Deferrals and, to the extent specified on the participant’s Election Form, any Voluntary Deferrals, shall be credited to the participant’s Stock Account. The Corporation shall credit to the Stock Account that number of whole shares of common stock of the Corporation that could be purchased with an amount equal to such Automatic Deferrals and Voluntary Deferrals, determined on the basis of the average of the high and low market prices at which a share of common stock of the Corporation sold on the trading day preceding the date such compensation would otherwise be payable, as reported on the New York Stock Exchange Composite Transactions listing.

(ii)	All Retirement Benefit Deferrals of participants other than Qualifying Directors (unless such Qualifying Director elects otherwise) shall be credited to the participant’s Stock Account. The Corporation shall credit to the Stock Account that number of whole shares of the common stock of the Corporation that could be purchased with an amount equal to such Retirement Benefit Deferrals,

4

determined on the basis of the average of the high and low market prices at which a share of common stock of the Corporation sold on the first trading day of the calendar year to which such Retirement Benefit Deferral relates, as reported on the New York Stock Exchange Composite Transactions listing. Notwithstanding the foregoing, for purposes of the Retirement Benefit Deferrals described in subparagraphs 6(b) and (c), January 2, 1998 shall be the relevant trading day.

(iii)	After crediting such number of whole shares to a participant’s Stock Account in accordance with subparagraphs 7(b)(i) and (ii), any amount which represents a fractional share shall be credited to the participant’s Basic Account.

(c) Treatment of Hypothetical Dividends.

(i)	“Hypothetical Dividends” refers to an amount equal to dividends paid on shares of common stock which are credited to a participant’s Stock Account, as if that number of shares had been actually outstanding on the record date of such dividend, and “dividends” means the dividends paid on a share of the Corporation’s common stock from time to time.

(ii)	Hypothetical Dividends on the Stock Account balances representing Voluntary Deferrals will be credited to the participant’s Basic Account unless the participant has elected pursuant to paragraph 5(b)(ii) that they be credited to his or her Dividend Account.

(iii)	Hypothetical Dividends on the Stock Account balances representing Automatic Deferrals and Retirement Benefit Deferrals of a participant other than Qualifying Directors will be credited to the participant’s Dividend Account (as defined in subparagraph (d)).

(iv)	Hypothetical Dividends on the Stock Account balances representing Retirement Benefit Deferrals of a Qualifying Director shall be credited to his or her Basic Account unless the participant elects otherwise. Notwithstanding the preceding sentence, if a Qualifying Director has Stock Account balances representing Voluntary Deferrals, the election pursuant to paragraph 5(b)(ii) shall govern the treatment of Hypothetical Dividends related to Retirement Benefit Deferrals.

(d) Dividend Account. Balances in the Dividend Account will be credited with Interest Equivalents as if they were in the Basic Account. However, once a year, effective as of the second Wednesday in February (the “Dividend Conversion Date”) the credit balance of the Dividend Account

5

will first be credited with any Interest Equivalents earned since the last date it was credited and, second, will be treated as if it had been used to purchase the maximum number of whole shares of the common stock of the Corporation. That number of whole shares will be automatically credited to the Stock Account and any amounts which would represent a fractional share shall remain in the Dividend Account as a cash balance. To compute the maximum number of whole shares purchasable, each share will be valued at the average of the high and low market prices at which a share of common stock of the Corporation was sold on the trading day preceding the Dividend Conversion Date, as reported on the New York Stock Exchange Composite Transactions listing.

8. Value of Deferred Compensation Accounts. A participant’s Basic Account, Stock Account and Dividend Account shall be referred to collectively as his or her “Accounts.” The value of each participant’s Accounts shall consist of the total balance in all such Accounts. As promptly as practicable following the close of each calendar year, a statement will be sent to each participant as to the balance in the participant’s Accounts as of the end of such year, including the number of shares credited to the Stock Account and the value of such shares, based upon the average of the high and low market prices at which a share of common stock of the Corporation sold on the trading day coincident with or immediately preceding the end of such calendar year, as reported on the New York Stock Exchange Composite Transactions listing.

9. Payment of Deferred Compensation.

(a) Form of Payment. Payments from the Stock Account will be made in whole shares of the Corporation’s common stock, and payments from all other Accounts will be made in cash. All payments of cash shall include an amount equal to any Interest Equivalents on the Basic Account and the Dividend Account that have accrued through the date immediately preceding the date such payments are made.

(b) Election as to Number of Payments.

(i)	A participant shall, at the same time as he or she first makes a Voluntary Deferral Election, specify on the Election Form (1) whether the balance of his or her Accounts shall be paid in a lump-sum payment or a number of annual installments (not to exceed five) and (2) the date the lump-sum payment or the first installment payment shall commence. A participant may change, at any time, his or her election regarding the commencement of the payment of his or her Account; however, the new election will be effective only if the participant’s service from the Board ends one year or more after the date a subsequent Election Form is received by the Secretary of the Corporation.

6

(ii)	If no election is in effect, the Board may, at its option: (i) make a lump-sum payment of the Accounts; or (ii) make a lump-sum payment from the Stock Account and pay the balance of all other Accounts in equal monthly installments for a period of no more than 60 months.

(iii)	Except as otherwise provided in paragraph 10, below, any lump-sum payment shall occur as soon as reasonably possible following the participant’s retirement from the Board.

(j) Method of Paying Installments. If the participant elects installment payments, the following rules apply:

(i)	The participant may designate as part of such election what portion of each payment shall be debited to and be deemed paid from his or her Stock Account, or from his Basic Account and Dividend Account, provided that any such designation must be made no later than at the time the participant’s election pursuant to subparagraphs 5(c) (i) and (ii) are first made. If, however, no such designation is made before payments are to begin, the Corporation shall debit payments proportionately from each of the Accounts.

(ii)	During any such installment payment period, the Corporation shall continue to maintain the Stock Account and the Dividend Account, as provided above, and shall on each Dividend Conversion Date transfer the credit balance from the Dividend Account to the Stock Account, as provided above.

10. Amount Payable on Death. In the event of a participant’s death, prior to a total distribution of his or her Accounts, the balance in such Accounts (including Interest Equivalents in relation to the elapsed portion of the year of death) shall be determined as of the date of death, and the balance shall be paid as soon as reasonably possible thereafter to the beneficiary or beneficiaries previously designated by the participant. Any such designation shall be in writing and delivered to the Secretary of the Corporation or the Office of the General Counsel and may be changed by a later-dated designation. If there is no designation in effect, the balance of the participant’s Accounts shall be paid to his or her estate.

11. Discretionary Lump-Sum Payment. In the event of a participant’s resignation from the Board of Directors, such participant may, at the sole discretion of, and with the consent of the Board of Directors or its Committee on Directors, within ninety days after the participant’s resignation revoke any prior election and elect to receive his or her distribution in a lump-sum payment.

7

12. Unfunded Promise to Pay; No Segregation of Funds or Assets. The right of a participant to receive any unpaid portion of the participant’s Accounts shall be an unsecured claim against the general assets of the Corporation. Neither anything contained in the Agreement nor the establishment or maintenance of the Basic Account, the Stock Account or the Dividend Account shall require the segregation of any assets of the Corporation or any type of funding by the Corporation of such Accounts or the amounts payable therefrom, it being the intention of the parties that the Plan be an unfunded arrangement for federal income tax purposes. No participant shall have any rights to or interest in any specific assets or shares of common stock of the Corporation by reason of the Plan, and his or her only rights to enforce payment of the obligations of the Corporation hereunder shall be those of a general creditor of the Corporation. It is further understood that the shares credited to the Stock Account shall be only a means for measuring the amount of deferred compensation payable under the Plan and shall not constitute or represent outstanding shares of common stock of the Corporation for any purpose.

13. Changes in Capitalization. The number of shares of common stock credited to each participant’s Stock Account shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of common stock of the Corporation resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of common stock of the Corporation to holders of outstanding shares or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Appropriate adjustments shall also be made to reflect any recapitalization, reclassification of shares or reorganization affecting the capital structure of the Corporation. In the event of a merger or consolidation in which the Corporation is not the surviving corporation or in which the Corporation survives only as a subsidiary of another corporation, and in such transaction the holders of common stock of the Corporation become entitled to receive shares of stock or securities of the surviving corporation, the participant’s Stock Account shall be credited with that number of hypothetical shares of securities of the surviving corporation that would be exchanged for the shares of common stock of the Corporation in such transaction if they had been outstanding shares, and any cash or other consideration that would be receivable if such shares had been outstanding shall be credited to the participant’s Basic Account.

14. Nonassignability. The right of a participant to receive any unpaid portion of the participant’s Accounts shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation.

8

15. Administration. This Plan shall be administered by the Governance and Compensation Committee of the Board of Directors, who shall have the authority to adopt rules and regulations for carrying out the Plan and to interpret, construe and implement the provisions thereof.

16. Amendment and Termination. This Plan may be amended, modified or terminated at any time by the Board of Directors of the Corporation; provided, however, that no such amendment, modification or termination shall, without the consent of a participant, adversely affect such participant’s rights with respect to amounts theretofore accrued to the participant’s Accounts. Unless earlier terminated by the Board of Directors, the Plan shall terminate ten years from the date of this amendment and restatement.

9

COCA-COLA ENTERPRISES INC.

DEFERRED COMPENSATION PLAN FOR NONEMPLOYEE

DIRECTORS

ELECTION FORM

TO THE SECRETARY OF COCA-COLA ENTERPRISES INC. (the “Corporation”):

Pursuant to the Deferred Compensation Plan for Nonemployee Directors of Coca-Cola Enterprises, Inc. (the “Plan”), I hereby elect to defer             % of all future payments of annual retainer fees and meeting fees for service on the Board of Directors of the Corporation. The percentages are applied to the fees net of Automatic Deferrals, as defined in Paragraph 4 of the Plan.

1. I hereby elect that:

            % of the amounts so deferred be credited to my Basic Account and thereafter credited with Interest Equivalents, as provided in the Plan, and/or

            % of the amounts so deferred be credited to a Stock Account and treated as if invested in shares of common stock of the Corporation.

(I understand that unless I elect to have amounts deferred into a Stock Account, all deferred amounts will be credited to my Basic Account.)

2. (Complete this Item 2 only if you elected to have amounts deferred into a Stock Account.) I hereby elect to have any Hypothetical Dividends, as provided in the Plan, paid on shares of common stock credited to my Stock Account treated as follows (check one):

             credited to my Basic Account and thereafter credited with Interest Equivalents, as provided in the Plan.

             credited to a Dividend Account and treated, each February, as reinvested in shares of common stock of the Corporation, as provided in the Plan.

(I understand that unless I elect to have Hypothetical Dividends treated as reinvested in the

Stock Account, all Hypothetical Dividends will be credited with Interest Equivalents.)

3. I hereby elect to have my Account paid to me in the following manner (check and complete one):

             a single lump-sum payment to be paid on

             installment payments in                  (insert number up to five) annual installments, commencing (check one):

             upon my retirement from the Board or, if later,

             (specify date).

4. (Complete Item 4 only if you elected installments in Section 3.) I hereby elect that amounts payable to me in installments be debited to, and deemed paid from, my Basic Account, my Stock Account (if any) and my Dividend Account (check one):

             proportionately based on the balances in the Accounts.

             first from my Stock Account until it is exhausted and then from my remaining Accounts.

             first from my Basic Account until it is exhausted and then from my remaining Accounts.

             Other (Specify):

5. In the event of my death before I have received payment of all deferred compensation payable to me, payments from the Plan are to be made to (check one):

             my estate

             the following:                                          (I understand that if I do not specify otherwise, the payments from the Plan after my death will be made to my estate.)

Signature of Director

Name:	Date:

COCA-COLA ENTERPRISES INC.

DEFERRED COMPENSATION PLAN FOR NONEMPLOYEE

DIRECTORS

QUALIFYING DIRECTOR’S ELECTION FORM

TO THE SECRETARY OF COCA-COLA ENTERPRISES INC. (the “Corporation”):

Pursuant to the Deferred Compensation Plan for Nonemployee Directors of Coca-Cola Enterprises Inc. (the “Plan”), I hereby elect as follows:

1. I hereby elect to defer             % of all future payments of annual retainer fees and meeting fees for service on the Board of Directors of the Corporation, and that such amounts shall be credited as follows:

            % of the amounts so deferred be credited to my Basic Account and thereafter credited with Interest Equivalents, as provided in the Plan, and/or

            % of the amounts so deferred be credited to a Stock Account and treated as if invested in shares of common stock of the Corporation.

(I understand that unless I elect to have amounts deferred into a Stock Account, all deferred amounts will be credited to my Basic Account.)

2. I hereby elect to have the Retirement Benefit Deferrals provided under the Plan credited as follows:

             100% to my Basic Account

             100% to a Stock Account and treated as if invested in shares of common stock of the Corporation.

(I understand that Retirement Benefit Deferrals will be credited to my Basic Account unless I elect to have amounts deferred into a Stock Account.)

3. (Complete this Item 2 only if you elected to have amounts deferred into a Stock Account under Items 1 and/or 2.) I hereby elect to have all Hypothetical Dividends, as provided in the Plan, that relate to shares of common stock credited to my Stock Account treated as follows (check one):

             credited to my Basic Account and thereafter credited with Interest Equivalents, as provided in the Plan.

             credited to a Dividend Account and treated, each February, as reinvested in shares of common stock of the Corporation, as provided in the Plan.

(I understand that unless I elect to have Hypothetical Dividends treated as reinvested in the

Stock Account, all Hypothetical Dividends will be credited with Interest Equivalents.)

4. I hereby elect to have my Account paid to me the following manner (check and complete one):

             a single lump-sum payment to be paid on

             installment payments in                  (insert number up to five) annual installments, commencing (check one):

             upon my retirement from the Board or, if later,

                     (specify date).

5. (Complete Item 4 only if you elected installments in Section 3.) I hereby elect that amounts payable to me in installments be debited to, and deemed paid from, my Basic Account, my Stock Account (if any) and my Dividend Account (check one):

             proportionately based on the balances in the Accounts.

             first from my Stock Account until it is exhausted and then from my remaining Accounts.

             first from my Basic Account until it is exhausted and then from my remaining Accounts.

             Other (Specify):

6. In the event of my death before I have received payment of all deferred compensation payable to me, payments from the Plan are to be made to (check one):

             my estate

             the following:                                          (I understand that if I do not specify otherwise, the payments from the Plan after my death will be made to my estate.)

Signature of Director

Name:	Date:

Appendix 5

COCA-COLA ENTERPRISES UK LIMITED

and

COCA-COLA ENTERPRISES EUROPE LIMITED

and

COCA-COLA ENTERPRISES LIMITED

and

NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED

TRUST DEED AND RULES

of the

COCA-COLA ENTERPRISES Ltd UK EMPLOYEE

SHARE PLAN

Adopted by the Board of Directors of Coca-Cola Enterprises UK Limited

on 7 March 2001

Approved under Schedule 8 Finance Act 2000 by the Board of Inland Revenue on

27 March 2001

under Reference A1240/SY

THE COCA-COLA ENTERPRISES LTD UK

EMPLOYEE SHARE PLAN

1.	PURPOSE

2.	STATUS

3.	DECLARATION OF TRUST

4.	NUMBER OF TRUSTEES

5.	INFORMATION

6.	RESIDENCE OF TRUSTEES

7.	CHANGE OF TRUSTEES

8.	INVESTMENT AND DEALING WITH TRUST ASSETS

9.	LOANS TO TRUSTEES

10.	SHARES FROM QUALIFYING SHARE OWNERSHIP TRUSTS

11.	TRUSTEES’ OBLIGATIONS UNDER THE PLAN

12.	POWER OF TRUSTEES TO RAISE FUNDS TO SUBSCRIBE FOR A RIGHTS ISSUE

13.	POWER TO AGREE MARKET VALUE OF SHARES

14.	PERSONAL INTEREST OF TRUSTEES

15.	TRUSTEES’ MEETINGS

16.	SUBSIDIARY COMPANIES

17.	EXPENSES OF PLAN

18.	TRUSTEES’ LIABILITY AND INDEMNITY

19.	COVENANT BY THE PARTICIPATING COMPANIES

20.	ACCEPTANCE OF GIFTS

21.	TRUSTEES’ LIEN

22.	AMENDMENTS TO THE PLAN

23.	TERMINATION OF THE PLAN

24.	NOTICES

25.	PROPER LAW

1

THIS DEED made on 26th of March 2001

BETWEEN

(1)	COCA-COLA ENTERPRISES UK LIMITED whose registered office is situated at Charter Place, Uxbridge, Middlesex UB8 1EZ (hereinafter called “the Company”)

and

(2)	COCA-COLA ENTERPRISES EUROPE LIMITED (whose registered office is at Charter Place, Uxbridge, Middlesex UB8 1EZ

and

COCA-COLA ENTERPRISES LIMITED (whose registered office is at Charter Place, Uxbridge, Middlesex UB8 1EZ (hereinafter together with the Company called “the Participating Companies”)

and

(3)	NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED whose registered office is at 5 Bedford Park, Croydon, Surrey CR9 2ZT (hereinafter called “the Trustees”).

1.	PURPOSE

The purpose of this Deed is to establish a trust for the employee share ownership plan known as the Coca-Cola Enterprises Ltd UK Employee Share Plan (“the Plan”) which satisfies Schedule 8 to the Finance Act 2000.

2.	STATUS

The Plan consists of this Deed and the attached Rules and Appendices. The definitions in the Rules apply to this Deed. The Company shall from time to time determine which of parts A to D of the Rules shall have effect. Where the Company determines that part B shall have effect it shall also specify whether there is to be an Accumulation Period of up to 12 months, which shall apply equally to all Qualifying Employees in the Plan.

2

3.	DECLARATION OF TRUST

3.1	The Participating Companies and the Trustees have agreed that all the Shares and other assets which are issued to or transferred to the Trustees are to be held on the trusts declared by this Deed, and subject to the terms of the Rules. When Shares or assets are transferred to the Trustees by the Participating Companies with the intention of being held as part of the Plan they shall be held upon the trusts and provisions of this Deed and the Rules.

3.2	The Trustees shall hold the Trust Fund upon the following trusts namely:

(a)	as to Shares which have not been awarded to Participants (“Unawarded Shares”) upon trust during the Trust Period to allocate those Shares in accordance with the terms of this Deed and the Rules;

(b)	as to Shares which have been awarded to a Participant (“Plan Shares”) upon trust for the benefit of that Participant on the terms and conditions set out in the Rules;

(c)	as to Partnership Share Money upon trust to purchase Shares for the benefit of the contributing Qualifying Employee in accordance with the Rules; and

(d)	as to other assets (“Surplus Assets”) upon trust to use them to purchase further Shares to be held on the trusts declared in (a) above, at such time during the Trust Period and on such terms as the Trustees in their absolute discretion think fit.

3.3	The income of Unawarded Shares and Surplus Assets shall be accumulated by the trustees and added to, and held upon the trusts applying to, Surplus Assets.

3.4	The income of Plan Shares and Partnership Share Money shall be dealt with in accordance with the Rules.

3.5	The perpetuity period in respect of the trusts and powers declared by this Deed and the Rules shall be the period of 80 years from the date of this Deed.

3

4.	NUMBER OF TRUSTEES

Unless a corporate Trustee is appointed, there shall always be at least two Trustees. Where there is no corporate Trustee, and the number of Trustees falls below two, the continuing Trustee has the power to act only to achieve the appointment of a new Trustee.

5.	INFORMATION

5.1	The Trustees shall be entitled to rely without further enquiry on all information supplied to them by the Participating Companies with regard to their duties as trustees and in particular, but without prejudice to the generality of the foregoing, any notice given by a Participating Company to the Trustees in respect of the eligibility of any person to become or remain a Participant shall be conclusive in favour of the Trustees.

5.2	Except as otherwise provided, the Trustees may in their discretion agree with the Company or any of the Participating Companies matters relating to the operation and administration of the Trust as they may consider advisable in the interest of the Trust and so that no person claiming an interest under this Trust shall be entitled to question the legality or correctness of any arrangement or agreement made between the Company or any of the Participating Companies and the Trustees in relation to such operation or administration.

5.3	The decision of the board of directors of the Company in any dispute affecting Participants or Participating Companies shall be final and conclusive.

5.4	The Trustees may employ on such terms as the Company may agree as to remuneration, any agent or agents to transact all or any business of whatsoever nature required to be done in the proper administration of the Trust

6.	RESIDENCE OF TRUSTEES

Every Trustee shall be resident in the United Kingdom. The Company shall immediately remove any Trustee who ceases to be so resident and, if necessary, appoint a replacement.

4

7.	CHANGE OF TRUSTEES

The Company has the power to appoint or remove any Trustee for any reason. The change of Trustee shall be effected by resolution of the board of directors of the Company and shall take effect from the date that written notice of such removal is delivered to the Trustees, or such later date as the Company and the Trustees shall agree. Any Trustee may resign on three month’s notice given in writing to the Participating Companies, provided that there will be at least two Trustees or a corporate Trustee immediately after the retirement.

8.	INVESTMENT AND DEALING WITH TRUST ASSETS

8.1	Save as otherwise provided for by the Plan the Trustees shall not sell or otherwise dispose of Plan Shares.

8.2	The Trustees shall obey any directions given by a Participant in accordance with the Rules in relation to his Plan Shares and any rights and income relating to those Shares. In the absence of any such direction, or provision by the Plan, the Trustees shall take no action. If no directions are received from Participants in relation to the action they wish the Trustees to take in voting their Plan Shares, those shares will be not be voted.

8.3	The Participating Companies shall, as soon as practicable after deduction from Salary, pass the Partnership Share Money to the Trustees who will put the money into an account with:

(a)	an institution authorised under the Banking Act 1987;

(b)	a building society; or

(c)	a relevant European institution,

until it is either used to acquire Partnership Shares on the Acquisition Date, or, in accordance with the Plan, returned to the individual from whose Salary the Partnership Share Money has been deducted.

The Trustees shall pass on any interest arising on this invested money to the individual from whose Salary the Partnership Share Money has been deducted at least once in each calendar year. The Trustees are, however, not obliged to keep monies in an interest bearing account.

5

8.4	The Trustees may either retain or sell Unawarded Shares at their absolute discretion provided that they shall sell any Unawarded Shares which they have held for one year and eleven months. The proceeds of any sale of Unawarded Shares shall form part of Surplus Assets.

8.5	The Trustees shall have all the powers of investment of a beneficial owner in relation to Surplus Assets.

8.6	The Trustees shall not be under any liability to the Participating Companies or to current or former Qualifying Employees by reason of a failure to diversify investments, which results from the retention of Plan Shares or Unawarded Shares.

8.7	The Trustees are not required to interfere in the management or conduct of the business of the Company regardless of the size of the Trustees’ holding of Shares, and will not be obliged to seek information about the affairs of the Company and may leave the conduct of the Company’s business wholly to the directors or management of the Company.

8.8	The Trustees may delegate powers, duties or discretions to any persons and on any terms. No delegation made under this Clause shall divest the Trustees of their responsibilities under this Deed or under the Schedule.

The Trustees may allow any Shares to be registered in the name of an appointed nominee provided that such Shares shall be registered in a designated account. Such registration shall not divest the Trustees of their responsibilities under this Deed or the Schedule.

The Trustees may at any time, and shall if the Participating Companies so direct, revoke any delegation made under this Clause or require any Plan assets held by another person to be returned to the Trustees, or both.

9.	LOANS TO TRUSTEES

The Trustees shall have the power to borrow money for the purpose of:

(a)	acquiring Shares; and

(b)	paying any other expenses properly incurred by the Trustees in administering the Plan.

6

10.	SHARES FROM QUALIFYING SHARE OWNERSHIP TRUSTS

Where Shares are transferred to the Trustees in accordance with paragraph 76 of the Schedule, they shall award such Shares only as Free Shares and Matching Shares, and in priority to other available Shares.

11.	TRUSTEES’ OBLIGATIONS UNDER THE PLAN

Notice of Award of Free Shares and Matching Shares

11.1	As soon as practicable after Free Shares and Matching Shares have been awarded to a Participant, the Trustees shall give the Participant a notice stating:

(a)	the number and description of those Shares;

(b)	their Initial Market Value on the date of Award; and

(c)	the Holding Period applicable to them.

Notice of Award of Partnership Shares

11.2	As soon as practicable after any Partnership Shares have been acquired for a Participant and at least once in every six months, the Trustees shall give the Participant a notice stating:

(a)	the number and description of those Shares;

(b)	the amount of money applied by the Trustees in acquiring those Shares on behalf of the Participant; and

(c)	the Market Value at the Acquisition Date.

Notice of acquisition of Dividend Shares

11.3	As soon as practicable after Dividend Shares have been acquired on behalf of a Participant, the Trustees shall give the Participant a notice stating:

(a)	the number and description of those Shares;

(b)	their Market Value on the Acquisition Date;

(c)	the Holding Period applicable to them; and

(d)	any amount not reinvested and carried forward for acquisition of further Dividend Shares.

7

Notice of any foreign tax deducted before dividend paid

11.4	Where any foreign cash dividend is received in respect of Plan Shares held on behalf of a Participant, the Trustees shall give the Participant notice of the amount of any foreign tax deducted from the dividend before it was paid.

Restrictions during the Holding Period

11.5	During the Holding Period the Trustees shall not dispose of any Free Shares, Matching Shares or Dividend Shares (whether by transfer to the employee or otherwise) except as allowed by the following paragraphs of the Schedule:

(a)	paragraph 32 (power of Trustees to accept general offers);

(b)	paragraph 72 (power of Trustees to raise funds to subscribe for rights issue);

(c)	paragraph 73 (meeting PAYE obligations); and

(d)	paragraph 121(5) (termination of plan: early removal of shares with participant’s consent).

PAYE Liability etc.

11.6	The Trustees may dispose of a Participant’s Shares or accept a sum from the Participant in order to meet any PAYE liability in the circumstances provided in paragraph 95 of the Schedule (PAYE: shares ceasing to be subject to the plan) and any NICs liability.

Where the Trustees receive a sum of money which constitutes a Capital Receipt in respect of which a Participant is chargeable to income tax under Schedule E, the Trustees shall pay to the employer a sum equal to that on which income tax is so payable.

The Trustees shall maintain the records necessary to enable them to carry out their PAYE and NICs obligations, and the PAYE and NICs obligations of the employer company so far as they relate to the Plan.

8

Where the Participant becomes liable to income tax under Schedule E, Case V of Schedule D, or Schedule F of ICTA 1988, the Trustees shall inform the Participant of any facts which are relevant to determining that liability.

Money’s worth received by Trustees

11.7	The Trustees shall pay over to the Participant as soon as is practicable, any money or money’s worth received by them in respect of or by reference to any Shares, other than new shares within paragraph 115 of the Schedule (company reconstructions).

This is subject to:

(a)	the provisions of Part VII of the Schedule (dividend reinvestment);

(b)	the Trustees obligations under paragraphs 95 and 96 of the Schedule (PAYE: obligations to make payments to employer); and

(c)	the Trustees’ PAYE obligations.

General offers

11.8	If any offer, compromise, arrangement or scheme is made which affects the Free Shares or Matching Shares the Trustees shall notify Participants. Each Participant may direct how the Trustees shall act in relation to that Participant’s Plan Shares. In the absence of any direction, the Trustees shall take no action.

12.	POWER OF TRUSTEES TO RAISE FUNDS TO SUBSCRIBE FOR A RIGHTS ISSUE

If instructed by Participants in respect of their Plan Shares the Trustees may dispose of some of the rights under a rights issue arising from those Shares to obtain enough funds to exercise the remaining rights.

The rights referred to are the rights to buy additional shares or rights in the same company.

9

13.	POWER TO AGREE MARKET VALUE OF SHARES

Where the Market Value of Shares is to be determined for the purposes of the Schedule, the Trustees may agree with the Inland Revenue that it shall be determined by reference to such date or dates, or to an average of the values on a number of dates, as specified in the agreement.

14.	PERSONAL INTEREST OF TRUSTEES

Trustees, and directors, officers or employees of a corporate Trustee, shall not be liable to account for any benefit accruing to them by virtue of their:

(a)	participation in the Plan as a Qualifying Employee;

(b)	ownership, in a beneficial or fiduciary capacity, of any shares or other securities in any Participating Company;

(c)	being a director or employee of any Participating Company, being a creditor, or being in any other contractual relationship with any such company.

15.	TRUSTEES’ MEETINGS

If and so long as there is more than one Trustee, the Trustees shall hold meetings as often as is necessary for the administration of the Plan. There shall be at least two Trustees present at a meeting and the Trustees shall give due notice to all the Trustees of such a meeting. Decisions made at such a meeting by a majority of the Trustees present shall be binding on all the Trustees. A written resolution signed by all the Trustees shall have the same effect as a resolution passed at a meeting.

16.	SUBSIDIARY COMPANIES

Any Subsidiary (in addition to those Subsidiaries which are parties to this Deed) may with the agreement of the Company become a party to this Deed and the Plan by executing a deed of adherence agreeing to be bound by the Deed and Rules.

Any company which ceases to be a Subsidiary shall cease to be a Participating Company.

10

17.	EXPENSES OF PLAN

The Participating Companies shall meet the costs of the preparation and administration of this Plan.

18.	TRUSTEES’ LIABILITY AND INDEMNITY

18.1	The Participating Companies shall jointly and severally indemnify each of the Trustees, and the directors, officers and employees of a corporate Trustee, against any expenses and liabilities which are incurred through acting as a Trustee of the Plan and which cannot be recovered from the Trust Fund. This does not apply to expenses and liabilities which are incurred through fraud, wilful wrongdoing or negligence or are covered by insurance under Clause 18.3 below.

18.2	No Trustee shall be personally liable for any breach of trust (other than through fraud, wilful wrongdoing or negligence) over and above the extent to which the Trustee, and the directors, officers and employees of a corporate Trustee, are indemnified by the Participating Companies in accordance with Clause 18.1 above.

18.3	A non-remunerated Trustee may insure the Plan against any loss caused by him or any of his employees, officers, agents or delegates. A non-remunerated Trustee may also insure himself and any of these persons against liability for breach of trust not involving fraud or wilful wrongdoing or negligence of the Trustee or the person concerned.

18.4	A Trustee who carries on a profession or business may charge for services rendered on a basis agreed with the Participating Companies. A firm or company in which a Trustee is interested or by which he is employed may also charge for services rendered on this basis and may, unless otherwise agreed, act in accordance with its general terms and conditions from time to time in force.

19.	COVENANT BY THE PARTICIPATING COMPANIES

The Participating Companies hereby jointly and severally covenant with the Trustees that they shall pay to the Trustees all sums which they are required to pay under the Rules and shall at all times comply with the Rules.

11

20.	ACCEPTANCE OF GIFTS

The Trustees may accept gifts of Shares and other assets which shall be held upon the trusts declared by Clause 3(1) or 3(2) as the case may be.

21.	TRUSTEES’ LIEN

The Trustees’ lien over the Trust Fund in respect of liabilities incurred by them in the performance of their duties (including the repayment of borrowed money and tax liabilities) shall be enforceable subject to the following restrictions:

(a)	the Trustees shall not be entitled to resort to Partnership Share Money for the satisfaction of any of their liabilities; and

(b)	the Trustees shall not be entitled to resort to Plan Shares for the satisfaction of their liabilities except to the extent that this is permitted by the Plan.

22.	AMENDMENTS TO THE PLAN

The Company may, with the Trustees’ written consent, from time to time amend the Plan provided that:

(a)	no amendment which would adversely prejudice to a material extent the rights attaching to any Plan Shares awarded to or acquired by Participants may be made nor may any alteration be made giving to Participating Companies a beneficial interest in Plan Shares, and

(b)	if the Plan is approved by the Inland Revenue at the time of an amendment or addition, any amendment or addition to a “key feature” (as defined in paragraph 118(3)(a) of the Schedule) of the Plan shall not have effect unless and until the written approval of the Inland Revenue has been obtained in accordance with paragraph 4 of the Schedule.

12

23.	TERMINATION OF THE PLAN

23.1	The Plan shall terminate:

(a)	in accordance with a Plan Termination Notice issued by the Company to the Trustees under paragraph 120 of the Schedule; or

(b)	if earlier, on the expiry of the Trust Period.

23.2	The Company shall immediately upon executing a Plan Termination Notice provide a copy of the notice to the Trustees, the Inland Revenue and each individual for whom the Trustees hold Plan Shares or who has entered into a Partnership Share Agreement which was in force immediately before the Plan Termination Notice was issued.

23.3	Upon the issue of a Plan Termination Notice or upon the expiry of the Trust Period paragraph 121 of the Schedule shall have effect.

23.4	Any Shares or other assets which remain undisposed of after the requirements of paragraph 121 of the Schedule have been complied with shall be held by the Trustees upon trust to pay or apply them to or for the benefit of the Participating Companies as at the termination date in such proportion, having regard to their respective contributions, as the Trustees shall in their absolute discretion think appropriate.

24.	NOTICES

Each advice, request, or other communication to be given or made under the Plan shall be in writing and delivered or sent to the relevant party at its address as notified to the other party.

25.	PROPER LAW

This Deed and the Rules of the Plan shall be governed by and construed in accordance with the laws of England and Wales.

13

IN WITNESS whereof this deed has been executed and delivered the day and year first above written.

Executed as a Deed on behalf of
COCA-COLA ENTERPRISES UK LIMITED by:

Director

Director/Secretary

Executed as a Deed on behalf of
COCA-COLA ENTERPRISES EUROPE LIMITED by:

Director

Director/Secretary

Executed as a Deed on behalf of
COCA-COLA ENTERPRISES LIMITED by:

Director

Director/Secretary

14

The Common Seal of
NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED
was hereunto affixed
in the presence of:

Director

Authorised Signatory

15

RULES OF THE COCA-COLA ENTERPRISES LTD UK

EMPLOYEE SHARE PLAN

1.	DEFINITIONS

2.	PURPOSE OF THE PLAN

3.	ELIGIBILITY OF INDIVIDUALS

4.	PARTICIPATION ON SAME TERMS

5.	FREE SHARES (PART A)

6.	PARTNERSHIP SHARES (PART B)

7.	MATCHING SHARES (PART C)

8.	DIVIDEND SHARES (PART D)

9.	ACQUISITION OF SHARES

10.	COMPANY RECONSTRUCTIONS

11.	RIGHTS ISSUES

12.	LEAVERS

16

RULES OF THE COCA-COLA ENTERPRISES LTD UK EMPLOYEE

SHARE PLAN

1.	DEFINITIONS

1.1 The following words and expressions have the following meanings:

“Accumulation Period”	in relation to Partnership Shares, the period during which the Trustees accumulate a Qualifying Employee’s Partnership Share Money before acquiring Partnership Shares or repaying it to the employee

“Acquisition Date”	(a) in relation to Partnership Shares, where there is no Accumulation Period, the meaning given by paragraph 40(2) of the Schedule

(b) in relation to Partnership Shares, where there is an Accumulation Period, the meaning given by paragraph 42(3) of the Schedule; and

(c) in relation to Dividend Shares, the meaning given by paragraph 56(3) of the Schedule

“Associated Company”	the same meaning as in section 416 of ICTA 1988

“Award Date”	in relation to Free Shares or Matching Shares, the date on which such Shares are awarded

“Award”	(a) in relation to Free Shares and Matching Shares, the appropriation of Free Shares and Matching Shares in accordance with the Plan; and

(b) in relation to Partnership Shares, the acquisition of Partnership Shares on behalf of Qualifying Employees in accordance with the Plan

“Capital Receipt”	the same meaning as in paragraph 79 of the Schedule

17

“Close Company”	the same meaning as in section 414 of ICTA 1988

“Company”	Coca-Cola Enterprises UK Limited

“Connected Company”	the same meaning as in paragraph 16(4) of the Schedule

“Control”	the same meaning as in section 840 of ICTA 1988

“Dealing Day”	a day on which the Stock Exchange is open for the transaction of business

“Deed”	the trust deed constituting the Plan with any subsequent amendment thereto

“Dividend Shares”	Shares acquired on behalf of a Participant from reinvestment of dividends under Part D of the Plan and which are subject to the Plan

“Free Share Agreement”	an agreement in the terms set out in Appendix A

“Free Shares”	Shares awarded under Part A of the Plan which are subject to the Plan

“Holding Period”	(a) in relation to Free Shares, the period specified by the Company as mentioned in Rule 5.12;

(b) in relation to Matching Shares, the period specified by the Company as mentioned in Rule 7.5; and

(c) in relation to Dividend Shares, the period of 3 years from the Acquisition Date

“ICTA 1988”	the Income and Corporation Taxes Act 1988

“Initial Market Value”	the Market Value of a Share on an Award Date. Where the Share is subject to a restriction or risk of forfeiture, the market value shall be determined without reference to that restriction or risk

18

“Market Value”	in relation to Shares to be awarded under the Plan on any date

(a) the closing price of a Share on the New York Stock Exchange Composite Transactions Index; or

(b) on any day the Market Value of a Share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed for the purposes of the Plan with the Inland Revenue Shares Valuation Division on or before that day

“Matching Shares”	Shares awarded under Part C of the Plan and which are subject to the Plan

“Material Interest”	the same meaning as in paragraph 15 of the Schedule

“NICs”	National Insurance Contributions

“Parent Company”	Coca-Cola Enterprises Inc.

“Participant”	an individual who has received under the Plan an Award of Free Shares, Matching Shares or Partnership Shares, or on whose behalf Dividend Shares have been acquired

“Participating Company”	the Company and such of its Subsidiaries as are parties to this Deed or have executed deeds of adherence to the Plan under Clause 16 of the Trust Deed

“Partnership Share Agreement”	an agreement in the terms set out in the Appendix B

“Partnership Shares”	Shares awarded under Part B of the Plan and which are subject to the Plan

19

“Partnership Share Money”	money deducted from a Qualifying Employee’s Salary pursuant to a Partnership Share Agreement and held by the Trustees to acquire Partnership Shares or to be returned to such a person

“Performance Allowances”	The criteria for an Award of Free Shares where:

(a) whether Shares are awarded; or

(b) the number or value of Shares awarded

is conditional on performance targets being met

“Plan”	Coca-Cola Enterprises Ltd UK Employee Share Plan

“Plan Shares”	(a) Free Shares, Matching Shares or Partnership Shares awarded to Participants;

(b) Dividend Shares acquired on behalf of Participants; and

(c) shares in relation to which paragraph 115(5) (company reconstructions: new shares) of the Schedule applies that remain subject to the Plan

“Plan Termination Notice”	a notice issued under paragraph 120 of the Schedule

“Profit Sharing Scheme”	a profit-sharing scheme approved by the Board of Inland Revenue under Schedule 9 of ICTA 1988

“Qualifying Corporate Bond”	the same meaning as in section 117 of the Taxation of Chargeable Gains Act 1992

20

“Qualifying Employee”	an employee who must be invited to participate in an award in accordance with Rule 3.6 and any employee who the Company has invited in accordance with Rule 3.7

“Qualifying Period”	a period as the board of directors of the Company shall in their absolute discretion so decide being:

(a) in the case of Free Shares a period not exceeding 18 months before the Award is made;

(b) in the case of Partnership Shares and Matching Shares where there is an Accumulation Period a period not exceeding six months before the start of the Accumulation Period; and

(c) in the case of Partnership Shares and Matching Shares where there is no Accumulation Period a period not exceeding 18 months before the deduction of Partnership Share Money relating to the Award

“Redundancy”	the same meaning as in the Employment Rights Act 1996

“Relevant Employment”	employment by the Company or any Associated Company

“Retirement Age”	50

“Rules”	these Rules together with any amendments thereto effected in accordance with Clause 22 of the Deed

“Salary”	the same meaning as in paragraph 48 of the Schedule

“Schedule”	Schedule 8 to the Finance Act 2000

21

“Shares”	Shares of common stock in the capital of the Parent Company which comply with the conditions set out in paragraph 59 of the Schedule

“Stock Exchange”	the New York Stock Exchange

“Subsidiary”	any company which is for the time being under the Control of the Company

“Tax Year”	a year beginning on 6 April and ending on the following 5 April

“Trustees”	the trustees or trustee for the time being of the Plan or any subsequent trustee or trustees as provided for in accordance with Clause 7 of the Deed

“Trust Fund”	all assets transferred to the Trustees to be held on the terms of the Deed and the assets from time to time representing such assets, including any accumulations of income

“Trust Period”	the period of 80 years beginning with the date of the Deed

1.2	References to any Act, or Part, Chapter, or section (including ICTA 1988) shall include any statutory modification, amendment or re-enactment of that Act, for the time being in force.

1.3	Words of the feminine gender shall include the masculine and vice versa and words in the singular shall include the plural and vice versa unless, in either case, the context otherwise requires or it is otherwise stated.

2.	PURPOSE OF THE PLAN

The purpose of the Plan is to enable employees of Participating Companies to acquire Shares in the Parent Company which give them a continuing stake in that Parent Company.

22

3.	ELIGIBILITY OF INDIVIDUALS

3.1	Subject to Rule 3.4, individuals are eligible to participate in an Award only if:

(a)	they are employees of a Participating Company;

(b)	they have been such employees at all times during any Qualifying Period;

(c)	they are eligible on the date(s) set out in paragraph 13(1) of the Schedule; and

(d)	they do not fail to be eligible under either or both Rule 3.2 or Rule 3.3

3.2	Individuals are not eligible to participate in an Award of Shares if they have, or within the preceding twelve months have had, a Material Interest in:

(a)	a Close Company whose Shares may be appropriated or acquired under the Plan; or

(b)	a company which has Control of such a company or is a member of a consortium which owns such a company.

3.3	Individuals are not eligible to participate in an Award of Free Shares in any Tax Year if in that Tax Year:

(a)	they have been awarded Shares under a Profit Sharing Scheme established by the Company or a Connected Company, or are to be awarded such Shares at the same time; or

(b)	they have received (or are to receive at the same time) an Award under another plan established by the Company or a Connected Company and approved under the Schedule, or if they would have received such an Award but for their failure to meet a performance target (see Rule 5.5).

3.4	Individuals are not eligible to participate in an Award of Partnership Shares or Matching Shares in any Tax Year if in that Tax Year they have received (or are to receive at the same time) an Award under another plan established by the Company or a Connected Company (as defined in paragraph 16(4) of the Schedule) and approved under the Schedule, or if they would have received such an Award but for their failure to meet a performance target (see Rule 5.5).

23

3.5	Notwithstanding any provision of any other of these Rules whatsoever:

(a)	the Plan shall not form part of any contract of employment between the Company, the Parent Company, a Subsidiary or any Associated Company and any Participant and it shall not confer on any Participant any legal or equitable rights (other than those constituted by the Awards themselves) whatsoever against the Company, the Parent Company, a Subsidiary or an Associated Company directly or indirectly or give rise to any cause of action at law or in equity against the Company, the Parent Company, a Subsidiary or any Associated Company;

(b)	Participation in an Award is a matter entirely separate from any pension right or entitlement a Participant may have and from his terms or conditions of employment and participation in the Plan shall in no respect whatever affect his pension rights or entitlements or terms or conditions of employment and in particular (but without limiting the generality of the foregoing) any Participant who ceases to be an employee of any Company, Subsidiary or Associated Company shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise howsoever and notwithstanding that he may have been dismissed wrongfully or unfairly (within the meaning of the Employment Rights Act 1996).

Employees who must be invited to participate in Awards

3.6	Individuals shall be eligible to receive an Award of shares under the Plan if they meet the requirements in Rule 3.1 and are chargeable to income tax in respect of their employment under Case I of Schedule E.

In this case they shall be invited to participate in any Awards of Free Shares, Partnership Shares or Matching Shares, and acquisitions of Dividend Shares, as are set out in the Plan.

24

Employees who may be invited to participate in Awards

3.7	The Company may also invite, at its discretion, any employee who meets the requirements in Rule 3.1 to participate in any Award of Free Shares, Partnership Shares or Matching Shares, and acquisitions of Dividend Shares, as are set out in the Plan.

4.	PARTICIPATION ON SAME TERMS

4.1	Every Qualifying Employee shall be invited to participate in an Award on the same terms. All who do participate in an Award shall do so on the same terms.

4.2	The Company may make an Award of Free Shares to Qualifying Employees by reference to their remuneration, length of service or hours worked.

4.3	The Company may make an Award of Free Shares to Qualifying Employees by reference to their performance as set out in Rule 5.5.

4.4	The Participating Companies shall make contributions to the Trustees to finance any purchase by the Trustees of Free and/or Matching Shares for award on an Award Date.

25

PART A

5.	FREE SHARES

5.1	Every Qualifying Employee shall enter into a Free Share Agreement with the Company.

5.2	The Trustees, acting with the prior consent of the Company, may from time to time award Free Shares.

5.3	The number of Free Shares to be awarded by the Trustees to each Qualifying Employee on an Award Date shall be determined by the Company in accordance with this Rule.

Maximum annual Award

5.4	The Initial Market Value of the Shares awarded to a Qualifying Employee in any Tax Year shall not exceed £3,000 (or such higher amount as may be permitted under paragraph 24 of the Schedule).

Allocation of Free Shares by reference to performance

5.5	The Company may stipulate that the number of Free Shares (if any) to be awarded to each Qualifying Employee on a given Award Date shall be determined by reference to Performance Allowances.

5.6	If Performance Allowances are used, they shall apply to all Qualifying Employees.

5.7

(a)	Performance Allowances shall be determined by reference to such fair and objective criteria (performance targets) relating to business results as the Company shall determine over such period as the Company shall specify;

(b)	performance targets must be set for performance units of one or more employees; and

(c)	for the purposes of an Award of Free Shares an employee must not be a member of more than one performance unit.

5.8	Where the Company decides to use Performance Allowances it shall, as soon as reasonably practicable:

(a)	notify each employee participating in the Award of the performance targets and measures which, under the Plan, shall be used to determine the number or value of Free Shares awarded to him; and

26

(b)	notify all Qualifying Employees of any Participating Company, in general terms, of the performance targets and measures to be used to determine the number or value of Free Shares to be awarded to each Participant in the Award.

5.9	The Company shall determine the number of Free Shares (if any) to be awarded to each Qualifying Employee by reference to performance using method 1 or method 2. The same method shall be used for all Qualifying Employees for each Award.

Performance Allowances: method 1

5.10	By this method:

(a)	at least 20% of Free Shares awarded in any performance period shall be awarded without reference to performance;

(b)	the remaining Free Shares shall be awarded by reference to performance; and

(c)	the highest Award made to an individual by reference to performance in any period shall be no more than four times the highest Award to an individual without reference to performance.

If this method is used:

•	the Free Shares awarded without reference to performance (paragraph (a) above) shall be awarded on the same terms mentioned in Rule 4; and

•	the Free Shares awarded by reference to performance (paragraph (b) above) need not be allocated on the same terms mentioned in Rule 4.

Performance Allowances: method 2

5.11	By this method:

(a)	some or all Free Shares shall be awarded by reference to performance;

27

(b)	the Award of Free Shares to Qualifying Employees who are members of the same performance unit shall be made on the same terms, as mentioned in Rule 4; and

(c)	Free Shares awarded for each performance unit shall be treated as separate Awards.

Holding Period for Free Shares

5.12	The Company shall, in relation to each Award Date, specify a Holding Period throughout which a Participant shall be bound by the terms of the Free Share Agreement.

5.13	The Holding Period shall, in relation to each Award, be a specified period of not less than 3 years nor more than 5 years, beginning with the Award Date and shall be the same for all Participants who receive an Award at the same time. The Holding Period shall not be increased in respect of Free Shares already awarded under the Plan.

5.14	A Participant may during the Holding Period direct the Trustees:

(a)	to accept an offer for any of their Free Shares if the acceptance or agreement shall result in a new holding being equated with those Shares for the purposes of capital gains tax; or

(b)	to accept an offer of a Qualifying Corporate Bond (whether alone or with other assets or cash or both) for their Free Shares if the offer forms part of such a general offer as is mentioned in paragraph (c) below; or

(c)	to accept an offer of cash, with or without other assets, for their Free Shares if the offer forms part of a general offer which is made to holders of shares of the same class as their Shares, or to holders of shares in the same company and which is made in the first instance on a condition such that if it is satisfied the person making the offer shall have control of that company, within the meaning of section 416 ICTA 1988; or

(d)	to agree to a transaction affecting their Free Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting:

28

(i)	all of the ordinary share capital of the Parent Company or, as the case may be, all the shares of the class in question; or

(ii)	all the shares, or all the shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in a plan approved under the Schedule.

5.15	The performance targets and measures referred to in this Rule 5 may be relaxed, waived, or amended if an event occurs which causes the Company to consider that any of the existing targets or measures have become unfair or impractical. Provided that any such amendment shall be fair and reasonable and shall not be any more difficult or any less difficult to satisfy than the original target or measure.

29

PART B

6.	PARTNERSHIP SHARES

6.1	The Company may at any time invite every Qualifying Employee to enter into a Partnership Share Agreement.

6.2	Partnership Shares shall not be subject to any provision under which they may be forfeit.

Maximum amount of deductions

6.3	The amount of Partnership Share Money deducted from an employee’s Salary shall not exceed £125 in any month (or such higher amount as may be permitted under paragraph 36(1) of the Schedule). If the Salary is not paid monthly, the applicable limit shall be calculated proportionately.

6.4	The amount of Partnership Share Money deducted from an employee’s Salary over an Accumulation Period shall not exceed 10% (or such higher percentage as may be permitted under paragraph 36(2) of the Schedule) of the total of the payments of Salary made to such employee over that Accumulation Period or if there is no Accumulation Period, 10% (or such higher percentage as may be permitted under paragraph 36(2) of the Schedule) of the Salary payment from which the deduction is made.

6.5	Any amount deducted in excess of that allowed by Rule 6.3 or Rule 6.4 shall be paid over to the employee, subject to both deduction of income tax under PAYE and NICs, as soon as practicable.

Minimum amount of deductions

6.6	The minimum amount to be deducted under the Partnership Share Agreement in any month shall be the same in relation to all Partnership Share Agreements entered into in response to invitations issued on the same occasion. It shall not be greater than £10.

Notice of possible effect of deductions on benefit entitlement

6.7	Every Partnership Share Agreement shall contain a notice under paragraph 38 of the Schedule.

30

Restriction imposed on number of Shares awarded

6.8	The Company may specify the maximum number of Shares to be included in an Award of Partnership Shares.

6.9	The Partnership Share Agreement shall contain an undertaking by the Company to notify each Qualifying Employee of any restriction on the number of Shares to be included in an Award.

6.10	The notification in Rule 6.9 above shall be given:

(a)	if there is no Accumulation Period, before the deduction of the Partnership Share Money relating to the Award; and

(b)	if there is an Accumulation Period, before the beginning of the Accumulation Period relating to the Award.

Plan with no Accumulation Period

6.11	The Trustees shall acquire Shares on behalf of the Qualifying Employee using the Partnership Share Money. They shall acquire the Shares on the Acquisition Date. The number of Shares awarded to each employee shall be determined in accordance with the Market Value of the Shares on that date.

Plan with Accumulation Period

6.12	If there is an Accumulation Period, the Trustees shall acquire Shares on behalf of the Qualifying Employee, on the Acquisition Date, using the Partnership Share Money.

6.13	The number of Shares acquired on behalf of each Participant shall be determined by reference to the lower of:

(a)	the Market Value of the Shares at the beginning of the Accumulation Period; and

(b)	the Market Value of the Shares on the Acquisition Date.

6.14	If a transaction occurs during an Accumulation Period which results in a new holding of Shares being equated for the purposes of capital gains tax with any of the Shares to be acquired under the Partnership Share Agreement, the employee may agree that the Partnership Share Agreement shall have effect after the time of that transaction as if it were an agreement for the purchase of shares comprised in the new holding.

31

Surplus Partnership Share Money

6.15	Any surplus Partnership Share Money remaining after the acquisition of Shares by the Trustees:

(a)	may, with the agreement of the Participant, be carried forward to the next Accumulation Period or the next deduction date; and

(b)	in any other case, shall be paid over to the Participant, subject to both deduction of income tax under PAYE and NICs, as soon as practicable.

Scaling down

6.16	If the Company receives applications for Partnership Shares exceeding the Award maximum determined in accordance with Rule 6.8 then the following steps shall be taken in sequence until the excess is eliminated.

Step 1.	the excess of the monthly deduction chosen by each applicant over £10 shall be reduced pro rata;

Step 2.	all monthly deductions shall be reduced to £10;

Step 3.	applications shall be selected by lot, each based on a monthly deduction of £10.

Each application shall be deemed to have been modified or withdrawn in accordance with the foregoing provisions, and each employee who has applied for Partnership Shares shall be notified of the change.

Withdrawal from Partnership Share Agreement

6.17	An employee may withdraw from a Partnership Share Agreement at any time by notice in writing to the Company. Unless a later date is specified in the notice, such a notice shall take effect 30 days after the Company receives it. Any Partnership Share Money then held on behalf of an employee shall be paid over to that employee as soon as practicable. This payment shall be subject to income tax under PAYE and NICs.

32

Repayment of Partnership Share Money on withdrawal of approval or Termination

6.18	If approval to the Plan is withdrawn or a Plan Termination Notice is issued in respect of the Plan, any Partnership Share Money held on behalf of employees shall be repaid to them as soon as practicable, subject to deduction of income tax under PAYE, and NICs.

33

6.19	PART C

7.	MATCHING SHARES

7.1	The Partnership Share Agreement sets out the basis on which a Participant is entitled to Matching Shares in accordance with this Part of the Rules.

General requirements for Matching Shares

7.2	Matching Shares shall:

(a)	be Shares of the same class and carrying the same rights as the Partnership Shares to which they relate;

(b)	subject to Rule 7.4, be awarded on the same day as the Partnership Shares to which they relate are acquired on behalf of the Participant; and

(c)	be awarded to all Participants on exactly the same basis.

Ratio of Matching Shares to Partnership Shares

7.3	The Partnership Share Agreement shall specify the ratio of Matching Shares to Partnership Shares for the time being offered by the Company and that ratio shall not exceed 2:1 (or such higher ratio as may be permitted under paragraph 51(2) of the Schedule). The Company may vary the ratio before Partnership Shares are acquired. Employees shall be notified of the terms of any such variation before the Partnership Shares are awarded under the Partnership Share Agreement.

7.4	If the Partnership Shares on the day referred to in Rule 7.2(b) above are not sufficient to produce a Matching Share, the match shall be made when sufficient Partnership Shares have been acquired to allow at least one Matching Share to be appropriated.

Holding Period for Matching Shares

7.5	The Company shall, in relation to each Award Date, specify a Holding Period throughout which a Participant shall be bound by the terms of the Partnership Share Agreement.

7.6	The Holding Period shall, in relation to each Award, be a specified period of not less than 3 years nor more than 5 years, beginning with the Award Date and shall be the same for all Participants who receive an Award at the same time. The Holding Period shall not be increased in respect of Matching Shares awarded under the Plan.

34

7.7	A Participant may during the Holding Period direct the Trustees:

(a)	to accept an offer for any of their Matching Shares if the acceptance or agreement shall result in a new holding being equated with those original Shares for the purposes of capital gains tax; or

(b)	to accept an offer of a Qualifying Corporate Bond (whether alone or with other assets or cash or both) for their Matching Shares if the offer forms part of such a general offer as is mentioned in paragraph (c) below; or

(c)	to accept an offer of cash, with or without other assets, for their Matching Shares if the offer forms part of a general offer which is made to holders of shares of the same class as their Shares or to the holders of shares in the same company, and which is made in the first instance on a condition such that if it is satisfied the person making the offer shall have control of that company, within the meaning of section 416 of ICTA 1988; or

(d)	to agree to a transaction affecting their Matching Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting;

(i)	all of the ordinary share capital of the Parent Company or, as the case may be, all the shares of the class in question; or

(ii)	all the shares, or all the shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in a plan approved under the Schedule.

35

PART D

8.	DIVIDEND SHARES

Reinvestment of cash dividends

8.1	The Free Share Agreement or Partnership Share Agreement, as appropriate, shall set out the rights and obligations of Participants receiving Dividend Shares under the Plan.

8.2	The Company may direct that any cash dividend in respect of Plan Shares held on behalf of Participants may be applied in acquiring further Plan Shares on their behalf.

8.3	Dividend Shares shall be Shares:

(a)	of the same class and carrying the same rights as the Shares in respect of which the dividend is paid; and

(b)	which are not subject to any provision for forfeiture.

8.4	The Company may decide to direct the Trustees to:

(a)	apply all Participants’ dividends, up to the limit specified in Rule 8.6, to acquire Dividend Shares;

(b)	to pay all dividends in cash to all Participants; or

(c)	to offer Participants the choice of either paragraph (a) or (b) above.

8.5	The Company may revoke any direction for reinvestment of cash dividends.

8.6	The amount applied by the Trustees in acquiring Dividend Shares shall not exceed £1,500 (or such higher amount as may be permitted under paragraph 54(1) of the Schedule) in each Tax Year in respect of any Participant. For the purposes of this Rule, the Dividend Shares are those acquired under this Plan and those acquired under any other plan approved under the Schedule. In exercising their powers in relation to the acquisition of Dividend Shares the Trustees must treat Participants fairly and equally.

8.7	If the amounts received by the Trustees exceed the limit in Rule 8.6, the balance shall be paid to the participant as soon as practicable.

36

8.8	If dividends are to be reinvested, the Trustees shall apply all the cash dividend to acquire Shares on behalf of the Participant on the Acquisition Date. The number of Dividend Shares acquired on behalf of each Participant shall be determined by the Market Value of the Shares on the Acquisition Date.

Certain amounts not reinvested to be carried forward

8.9	Subject to Rule 8.7, any amount that is not reinvested:

(a)	because the amount of the cash dividend is insufficient to acquire a Share; or

(b)	because there is an amount remaining after acquiring the Dividend Shares;

may be retained by the Trustees and carried forward to be added to the amount of the next cash dividend to be reinvested.

8.10	If, during the period of 3 years beginning with the date on which the dividend was paid:

(a)	it is not reinvested; or

(b)	the Participant ceases to be in Relevant Employment; or

(c)	a Plan Termination Notice is issued

the amount shall be repaid to the Participant as soon as practicable. On making such a payment, the Participant shall be provided with the information specified in paragraph 90 of the Schedule.

Holding Period for Dividend Shares

8.11	The Holding Period shall be a period of 3 years, beginning with the Acquisition Date.

8.12	A Participant may during the Holding Period direct the Trustees:

(a)	to accept an offer for any of their Dividend Shares if the acceptance or agreement shall result in a new holding being equated with those Shares for the purposes of capital gains tax; or

37

(b)	to accept an offer of a Qualifying Corporate Bond (whether alone or with other assets or cash or both) for their Dividend Shares if the offer forms part of such a general offer as is mentioned in paragraph (c) below; or

(c)	to accept an offer of cash, with or without other assets, for their Dividend Shares if the offer forms part of a general offer which is made to holders of shares of the same class as their Shares or to holders of shares in the same company, and which is made in the first instance on a condition such that if it is satisfied the person making the offer shall have control of that company, within the meaning of section 416 of ICTA 1988; or

(d)	to agree to a transaction affecting their Dividend Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting:

(i)	all of the ordinary share capital of the Parent Company or, as the case may be, all the shares of the class in question; or

(ii)	all the shares, or all the shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in a plan approved under the Schedule.

8.13	Where a Participant is charged to tax in the event of their Dividend Shares ceasing to be subject to the Plan, they shall be provided with the information specified in paragraph 93(4) of the Schedule.

9.	ACQUISITION OF SHARES

All Awards under the Plan shall be satisfied by existing Shares which are purchased by the Trustees on the open market. The Trustees shall not have the right to subscribe to the Parent Company for newly issued Shares in order to satisfy an Award.

10.	COMPANY RECONSTRUCTIONS

10.1	The following provisions of this Rule apply if there occurs in relation to any of a Participant’s Plan Shares (referred to in this Rule as “the Original Holding”):

38

(a)	a transaction which results in a new holding (referred to in this Rule as “the New Holding”) being equated with the Original Holding for the purposes of capital gains tax; or

(b)	a transaction which would have that result but for the fact that what would be the new holding consists of or includes a Qualifying Corporate Bond.

10.2	If an issue of Shares of any of the following description (in respect of which a charge to income tax arises) is made as part of a company reconstruction, those Shares shall be treated for the purposes of this Rule as not forming part of the New Holding:

(a)	redeemable shares or securities issued as mentioned in section 209(2)(c) of ICTA 1988;

(b)	share capital issued in circumstances such that section 210(1) of ICTA 1988 applies; or

(c)	share capital to which section 249 of ICTA 1988 applies.

10.3	In this Rule:

“Corresponding Shares” in relation to any New Shares, means the Shares in respect of which the New Shares are issued or which the New Shares otherwise represent;

“New Shares” means shares comprised in the New Holding which were issued in respect of, or otherwise represent, shares comprised in the Original Holding.

10.4	Subject to the following provisions of this Rule, references in this Plan to a Participant’s Plan Shares shall be respectively construed, after the time of the company reconstruction, as being or, as the case may be, as including references to any New Shares.

10.5	For the purposes of the Plan:

(a)	a company reconstruction shall be treated as not involving a disposal of Shares comprised in the Original Holding; and

(b)	the date on which any New Shares are to be treated as having been appropriated to or acquired on behalf of the Participant shall be that on which Corresponding Shares were so appropriated or acquired.

39

10.6	In the context of a New Holding, any reference in this Rule to shares includes securities and rights of any description which form part of the New Holding for the purposes of Chapter II of Part IV of the Taxation of Chargeable Gains Act 1992.

11.	RIGHTS ISSUES

11.1	Any shares or securities allotted under Clause 12 of the Deed shall be treated as Plan Shares identical to the shares in respect of which the rights were conferred. They shall be treated as if they were awarded to or acquired on behalf of the Participant under the Plan in the same way and at the same time as those Plan Shares in respect of which they are allotted.

11.2	Rule 11.1 does not apply:

(a)	to shares and securities allotted as the result of taking up a rights issue where the funds to exercise those rights were obtained otherwise than by virtue of the Trustees disposing of rights in accordance with this Rule; or

(b)	where the rights to a share issue attributed to Plan Shares are different from the rights attributed to other ordinary shares of the Company.

12.	LEAVERS

A Participant who ceases to be in Relevant Employment must remove his Shares from the Trust within 90 days of his cessation of such employment. If the Trustees do not receive sufficient notice from the Participant for the sale or transfer of Plan Shares within 90 days, then the Trustees shall have the discretion to dispose of those Shares to meet any PAYE or NICs liability on behalf of the Participant.

13.	PLAN LIMITS

No awards shall be made under the Plan on or after 30 April 2014 unless shareholder approval is obtained for a specific extension period.

40

Appendix 6

July 1, 2003

COCA-COLA ENTERPRISES BELGIUM

COCA-COLA ENTERPRISES SERVICES

2003 COCA-COLA ENTERPRISES INC.

STOCK SAVINGS PLAN

Short form Prospectus

ATTENTION:

You are absolutely free to participate or not in the Coca-Cola Enterprises Inc. Stock Savings Plan 2003.

You must understand that the participation in the Coca-Cola Enterprises Inc. 2003 Stock Savings Plan is an investment decision, which does not always bring financial profit.

COCA-COLA ENTERPRISES BELGIUM

COCA-COLA ENTERPRISES SERVICES

COCA-COLA ENTERPRISES INC. STOCK SAVINGS PLAN 2003

Short form Prospectus

1	Preliminary remarks	3

2	Information concerning the responsibility for the short form prospectus and the supervision of the financial statements	4

3	Description of the main features of the Plan	4

4	Tax consequences and social security consequences of the Plan for Belgian employees	7

5	Stock markets where the Company shares are traded	9

6	General information concerning the Company and its capital	9

7	Governing law	11

2

1	Preliminary remarks

1.1	The purpose of this short form prospectus is to inform the eligible employees of the Belgian companies Coca-Cola Enterprises Belgium and Coca-Cola Enterprises Services (the “Participating Companies”) about a stock savings plan called Coca-Cola Enterprises Inc. Stock Savings Plan 2003 (the “Plan”) proposed to them for the stock of Coca-Cola Enterprises Inc. (the “Company”).

The registered office of the Participating Companies is located at 1070 Brussels, Chaussée de Mons 1424, Belgium. The Plan was approved on December 11, 2002 by the Managing Board of Coca-Cola Enterprises Belgium and by the Managing Board of Coca-Cola Enterprises Services.

1.2	This short form prospectus was submitted to the employees of the Participating Companies after prior approval by the Belgian Banking and Finance Commission on July 1, 2003, pursuant to article 29ter, §1, section 1 of Royal Decree No. 185 of July 9, 1935 on the supervision of the banks and issue of securities and shares. Attention is drawn to the fact that the approval of the Banking and Finance Commission does not imply any evaluation of the opportunity or the quality of the operation, or the position of the Company. [This Prospectus was submitted prior to the amendment of the plan and Article 3.12 of this document, which amendment provides that the plan will expire on April 30, 2014.]

1.3	This short form prospectus contains information on the financial situation of the Company and the implementation of the Plan.

1.4	The purpose of this Plan is to advance the interests of the Participating Companies by allowing and encouraging the employees to acquire a financial interest in the Company.

1.5	The Plan is offered to the participants by the Participating Companies. The Participating Companies have appointed a “local coordinator” who may be contacted by any beneficiary in Belgium in order to obtain additional information or the documents reproduced in section 1.7.

The address of the “local coordinator” is as follows:

Compensation and Benefits Manager

Coca-Cola Enterprises Belgium

Chaussée de Mons 1424

1070 Brussels

tel: +32 2 529 1736

fax: + 32 2 529 1545

1.6	The complete documentation submitted to the eligible employees includes the following documents:

•	This short form prospectus, written in French and Dutch, which offers a brief description of the main features of the Plan and of the Company;

•	As well as the following addenda:

•	A Participation Form;

•	A Participation Modification Form;

3

•	A Participation Cancellation Form; and

•	A Regularization Form.

1.7	The following additional documents are available on request from the local coordinator (see 1.5):

•	The Company’s Articles of Incorporation, as amended;

•	A copy of the latest Annual Report of the Company and/or a copy of the latest Quarterly Reports of the Company; and

•	An overview of the main companies belonging to the same group as the Company, which can be found in the Company’s Annual Report.

Most of the information concerning the Company can be found on the Internet site: http://www.cokecce.com (see also 6.2).

1.8	This short form prospectus is available in French and Dutch. The two versions have the same value. The Participating Companies (through the Compensation and Benefits Manager) have checked the consistency of the two versions and are responsible for it.

2	Information concerning the responsibility for the short form prospectus and the supervision of the financial statements

2.1	The Participating Companies, represented by Mr. Willem C. Zijerveld, Vice President General Manager, are responsible for the content of this short form prospectus.

2.2	As far as the Participating Companies are aware, this short form prospectus provides a true and fair reflection of the Company’s situation and no material data that could modify the accuracy of this short form prospectus was omitted.

2.3	Ernst & Young LLP, Independent Auditors, Atlanta, Georgia, acted as external independent auditors of the Company for the last three financial years.

The Ernst & Young reports on the financial statements of the Company as at December 31, 1998, December 31, 1999, and December 31, 2000, do not contain any reservation or any special remarks. The Ernst & Young report on the financial statements of the Company as at December 31, 2001 contained the following remarks: (i) a comment on the Company’s change in its method of accounting for certain licensor supports payments effective January 1, 2001 ; (ii) a comment on the fact that, although the Company has not yet adopted the Statement of Financial Accounting No. 142 (“FAS 142”), the Company applied the transition provisions of FAS 142 which preclude the amortization of goodwill and intangible assets with indefinite life, acquired in a business combination after June 30, 2001 and applied to the Company’s business combination after June 30, 2001. The Annual Reports contain the independent auditor’s report.

3	Description of the main features of the Plan

3.1	This short form prospectus gives an overview of the main features of the Plan. The Participating Companies invite the employees to read them carefully.

4

3.2	General description of the Plan

The Participating Companies give their employees the possibility of participating in a stock savings plan. The Plan enables the eligible employees to monthly save part of their net salary by investing it in Company shares (hereinafter “CCE Shares”) under advantageous financial conditions.

For each tranche of five CCE Shares subscribed, the employee receives a sixth free CCE Share from the Participating Companies. The CCE Shares received under the Plan are frozen for five years.

3.3	Participation conditions

Any employee who, when signing the participation form, works for one of the Participating Companies under an employment contract with undetermined duration and is employed in Belgium may participate in the Plan.

The persons who work for one of the Participating Companies for half a calendar year may participate in the Plan at the beginning of a new half calendar year (see 3.1).

3.4	Participation

It is possible to participate in the Plan twice a year, in January and July, by filling out and signing a Participation Form. In this Participation Form the beneficiary indicates up to what monthly amount he wishes to participate in the Plan. The monthly amount indicated remains applicable for the following half calendar year, subject to modification or cancellation of the participation by the beneficiary (see 3.10).

The Participation Form must be sent, duly filled out and signed, to the Human Resources Department of the Participating Company where the respective beneficiary is employed.

3.5	Minimum and maximum participation

The amount of the participation is minimum 25 EUR per month and maximum 10 percent of the net monthly salary of the beneficiary.

A beneficiary may freely choose up to what amount he/she wants to purchase shares provided the amount is within these two limits. The Participating Companies have the right to limit the amount of the participation if the employee risks being placed under difficult financial conditions.

3.6	Payment

3.6.1 How to participate

At the beginning of the participation in the Plan, any employee may determine the monthly amount he wishes to save in order to purchase CCE Shares, by turning in the Participation Form duly filled out and signed at the Human Resources Department of the Participating Company where the beneficiary is employed (see 3.4). The amount determined in the Participation Form is paid every month to a brokerage account, which is opened in the name of the beneficiary with KBC Bank.

The amount available in the brokerage account in the name of the beneficiary is invested at the beginning of each quarter in CCE Shares by KBC Bank. These shares are recorded in the securities file opened in the name of the beneficiary (see 3.7).

5

The brokerage accounts and securities files may be exclusively used for operations related to the Plan. Consequently, it is not possible to transfer private funds into the brokerage account or to invest this money personally in shares.

3.6.2 Reinvestment of dividends

Each CCE Share has a right to dividends. The dividend distribution to the shareholders depends on the results of the Company and must be authorized by the Company’s Board of Directors.

If dividends are distributed they are paid into the brokerage accounts and will consequently be used to acquire new CCE Shares.

3.7	Share acquisition

The amount available in the brokerage account in the name of the beneficiary is invested at the beginning of each quarter in CCE Shares by KBC Bank. The investment in CCE Shares is made at the stock market price. The investment is made exclusively in multiples of five shares.

These shares are recorded in a securities file opened in the name of the beneficiary. By tranche of five CCE Shares recorded by KBC Bank, the beneficiary receives, free of charge, from the Participating Companies a sixth CCE Share in his/her securities file.

3.8	Freezing Period

Shares acquired as well as the shares acquired by dividend distributions are recorded on behalf of the beneficiary in a securities file in his/her name and must remain in such securities account for five years.

During this freezing period the beneficiary is not authorized to sell all or part of the shares purchased as well as the shares purchased by dividend distribution.

After the expiration of the five-year freezing period, the beneficiary may ask the Human Resources Department of the Participating Company in which the beneficiary is employed to sell one or several shares from his securities file with KBC Bank. The selling orders are globally carried out by KBC Bank at the beginning of the month following each quarter.

3.9	Plan Expenses

All participation expenses in the Plan are paid by the Participating Companies, to the exclusion of the stock exchange tax (see 4.2.6).

3.10	Modification and cancellation

In January and July each year, any employee may modify his/her monthly amount or cancel his/her participation in the Plan.

The modification is made with a Participation Modification Form to be filled out and signed.

The cancellation takes place with a Participation Cancellation Form to be filled out and signed.

The two forms must be transmitted, as applicable, duly filled out and signed to the Human Resources Department of the Participating Company in which the beneficiary is employed.

6

3.11	Acquired rights

The Plan is not part of the employment contract executed with the Participating Company and cannot be considered as an acquired right.

The amounts posted to the brokerage accounts and the CCE Shares posted to the securities file (see 3.7) however remain at all times the exclusive property of the beneficiary of the Plan. This is also true if the beneficiary of the Plan stops being employed by one of the Participating Companies.

3.12	Term of the Plan

In principle, the Plan is offered continuously and for a maximum duration of ten (10) years, ending on April 30, 2014. The Participating Companies reserve the right to modify or put an end to the Plan at any time with prior notice to the beneficiaries. However, this cannot lead to a reduction of the rights acquired by the beneficiaries at the time of the modification or termination of the Plan.

3.13	Abuse of insider information

It is prohibited to join the Plan or buy or sell shares when the beneficiary has insider information.

Insider information means information concerning the Company or concerning the trading of the CCE Shares which is not made public and which, had it been made public, may influence significantly, positively or negatively, the stock market price of the share.

The person who trades shares or advises other persons concerning the shares to be traded is subject to criminal punishment.

The beneficiary is not entitled to any damages or indemnity because of such limitation on the part of the Company or the Participating Companies.

4	Tax consequences and social security consequences of the Plan for Belgian employees

4.1	Preliminary remark

The tax treatment described below gives only a general overview of the applicable tax provisions valid as of June 11, 2003. Each beneficiary is invited to contact his own tax adviser to check the tax status applicable to him/her due to his/her special situation.

4.2	Taxation

The beneficiaries who are Belgian residents will be subject to income tax according to the following rules:

4.2.1 Participations

The participations are not deductible from the gross monthly salary of the beneficiary concerned. Consequently they are taken into account in the calculation of social security dues, payroll tax (“précompte professionnel”/”bedrijfsvoorheffing”) and income tax.

4.2.2 Allocation of a free CCE Share

The advantage granted by the employer, namely the allocation of a sixth free CCE Share for each tranche of five shares purchased is considered from a tax point of view as professional income and therefore is taken into account in the calculation of income tax (in principle withheld in the form of payroll tax ).

7

However, under an administrative circular, it is admitted that the tax be calculated based on 100/120 of the total value of the shares purchased, less the beneficiary’s participation, provided the shares are frozen for a minimum term of two years after their acquisition.

Under the Plan, for each tranche of five shares subscribed with KBC, a sixth CCE Share is offered free of charge. Consequently this corresponds to a reduction of 20/120. In addition, the shares purchased as well as the shares purchased by dividend distribution are frozen for five years. Consequently the conditions of the administrative circular have been met so that the acquisition of CCE shares will not cause tax consequences.

4.2.3 Example (in EUR) :

Value of 50 shares purchased:		1,000

The beneficiary purchases 10 free shares with a value of:		200

Advantage granted by the Participating Company concerned:		200

Evaluation of the taxable advantage if the shares are frozen for at least 2 years:	(100/120 x 1,200) – 1,000 =	0

Tax of:		0

4.2.4 Dividends

The dividends distributed are taxable at source in the United States (30% or 15% tax, if the double taxation agreement executed between Belgium and the United States is applicable) and in Belgium (withholding tax for securities of 25% on the dividend distributed after deduction of the American withholding tax ).

If the withholding tax for securities of 25% was withheld in Belgium, this withholding tax will constitute the final tax, which means that it is no longer mandatory to declare the dividends in the tax return.

If the withholding tax was not withheld in Belgium, the beneficiary must declare the dividends in his annual income tax return. In that case the dividends will be subject to tax at the different rate of 25%, plus applicable municipal surcharge.

4.2.5 Capital gains

The withdrawal, sales, or realization of shares are in principle not subject to income tax.

8

4.2.6 Tax on stock exchange transactions

The purchase and sale of shares or certificates through a Belgian financial broker are subject to stock exchange operations tax at the rate of 0.17% with a maximum of 250 EUR per transaction. The tax is paid by the beneficiary.

4.2.7 Tax on physical delivery of bearer securities

The withdrawal of bearer securities gives rise to the collection of the tax on delivery of bearer securities at the time of the physical delivery of the certificates to the beneficiary, at the rate of 0.2%. The tax does not apply if the withdrawal has the form of a transfer to a brokerage account of the beneficiary. The tax is paid by the beneficiary.

4.3	Social security contributions

Because it is impossible, due to the mandatory five year freezing, to obtain the advantage arising from the acquisition of a free CCE Share for the purchase of five shares, social security contributions are not owed.

5	Stock markets where the Company shares are traded

5.1	CCE shares are listed on the Stock Exchanges of New York, Boston, Chicago, Cincinnati, Pacific, and Philadelphia.

5.2	The Articles of Association of the Company describe the rights of the shareholders concerning CCE Shares. The Articles of Association are available on request. You are invited to contact your local coordinator (see 1.5).

5.3	The holders of Company CCE Shares are entitled to vote on any items whatever on the agenda of the general shareholders’ meeting of the Company, to receive any dividend paid by the Board of Directors of the Company to the shares allocated following the exercise of the option and to participate in the liquidation distribution, at the pro rata of the portion of capital represented by these shares.

5.4	Each holder of common CCE Shares is entitled to one vote for each common share on all matters submitted to the deliberation of the shareholders, especially the election of the directors.

5.5	Dividends are paid each quarter, on or about April 1, July 1, October 1, and December 15. Dividend distributions are decided upon by the Board of Directors of the Company, at its discretion.

6	General information concerning the Company and its capital

6.1	The capital of the Company

6.1.1 Subscribed capital

On November 1, 2002, the capital was represented by 449,377,591 common shares with a par value of 1 USD.

On November 1, 2002, Coca-Cola Enterprises Inc. held a portfolio including 8,517,712 of its own shares.

The condensed consolidated annual accounts at September 27, 2002 indicate a USD capital of 457,000,000 common shares, 37,000,000 preferred shares and 366,528 convertible preferred shares Great Plains Series. The amount of the capital paid in as of the same date was 2,562,000,000 USD.

9

6.1.2 Authorized capital

The Board of Directors of Coca-Cola Enterprises Inc. is authorized to issue:

•	1,000,000,000 common shares;

•	100,000,000 preferred shares;

•	1,000,000 convertible preferred shares, Northeast Arkansas Series;

•	1,110,000 convertible preferred shares, Quachita Series A;

•	350,000 convertible preferred shares, Quachita Series B;

•	120,000 convertible preferred shares, Bellingham Series; en

•	450,000 convertible preferred shares, Great Plains Series.

6.2	Detailed information concerning the Company, its activities, its recent progress and prospects, its financial situation, its capital, its organization as well an overview of the evolution of the share price and the average turnover in USD during a certain period (New York Stock Exchange) can be found in the annual reports and the trial reports of the Company as well as on the internet site: http://www.cokecce.com.

Below is an overview of the precise Internet addresses where the above information can be found:

Subject	Address of the Web site	Title of the Web site	Information provided
The Company and its organization	http://www.cokecce.com/srclib/1.0.html	“Our Company”	General information concerning the Company

Activities, recent developments, and prospects	http://ir.cokecce.com/releases.cfm	“Investor Relations, News Releases”	News releases; Annual Report

Financial position and capital	http://ir.cokecce.com/marketguide.cfm	“Investor Relations, Financial Information”	Financial information; Shareowner information; Annual report

CCE Share	http://ir.cokecce.com/quote.cfm	“Stock Quote”	The current position of the CCE share;

	http://ir.cokecce.com/graph.cfm	“Stock Chart”	Graph of the evolution of the price and volume of CCE shares;

	http://ir.cokecce.com/lookup.cfm	“Historical price lookup”	Past position of the CCE Share

10

6.3	In addition, the documents mentioned in section 1.7, are available upon request from the local coordinator (see 1.5).

6.4	The Annual Accounts of the Company are published in principle during March each year. The Quarterly Reports are published in principle respectively during May, August, November, and March.

7	Governing law

7.1	The Plan is governed by Belgian law.

7.2	Any dispute concerning the Plan (in particular but without limitation thereto, arising from its interpretation, performance, validity, or modifications made), are under the non-exclusive jurisdiction of Belgian courts.

11

Coca-Cola Enterprises Inc. Stock Savings Plan 2003

Regularization Form

ATTENTION: The objective of this document is to enable you to cancel your participation in the Savings Plan for CCE Shares by filling out and sending this document to Jean-François Vliegen, Coordinator of the Savings Plan, Chaussée de Mons, 1424, 1070 Brussels.

In the absence of answer from you by August 31, 2003, we will assume that you participate in the Coca-Cola Enterprises Inc. Stock Savings Plan 2003.

Personal and confidential

Attention Jean-François Vliegen,

Dear Sir,

Coca-Cola Enterprises Inc. Stock Savings Plan 2003

I am referring to your letter of July 16, 2003 concerning the regularization of my participation in the Coca-Cola Enterprises Inc. Stock Savings Plan 2003 (the “Savings Plan”).

I hereby wish to confirm that I (please mark the appropriate box):

☐	wish to participate in the Savings Plan. My previous participation is immediately and definitively cancelled and fully replaced by the current new and identical participation in the Savings Plan. I receive the same shares under the same conditions.

☐	no longer wish to participate in the Savings Plan. My participation is immediately and definitively cancelled. I wish to use the unique possibility to return to Coca-Cola Enterprises Belgium/Coca-Cola Enterprises Services the shares, which I have acquired under the preceding savings plan, and to recover the initial amount of my investment.

Sincerely,

SURNAME AND NAME: _________________________________________

SIGNATURE: __________________________________________________

DATE: _______________________________________________________

12

COCA-COLA ENTERPRISES BELGIUM

COCA-COLA ENTERPRISES SERVICES

CCE Stock Savings Plan

Participation Modification Form

(Modification possible in January and July each year)

Return to your HR Manager before January 5/July 5

if you wish to modify your participation

Surname and Name:

Date:

RE: CCE Stock Savings Plan

I hereby inform you that I wish to modify the amount of my participation in the CCE Stock Savings Plan.

Starting in January/July (1) 20    , I will save an amount of              EUR (2).

Consequently please pay monthly, at the time of the payment of my salary, the amount indicated above to my brokerage account with KBC and not to the account where my salary is usually paid.

I declare that I agree with all the provisions of the Plan which were explained to me and which are summarized in the enclosed document.

Best regards,

____________________________

Signature

(1)	Delete the inapplicable mention
(2)	Multiple of 25 EUR, with a minimum of 25 EUR and a maximum of 10% of the net monthly salary.

13

COCA-COLA ENTERPRISES BELGIUM

COCA-COLA ENTERPRISES SERVICES

CCE Stock Savings Plan

Participation Cancellation Form

(Modification possible in January and July each year)

Return to your HR Manager before January 5/July 5

if you wish to put and end to your participation

Surname and Name:

Date:

RE: CCE Stock Savings Plan

I hereby inform you that I wish to put an end to my participation in the CCE Stock Savings Plan as of January/July (*) 20    .

Consequently, please no longer pay anything to my brokerage account with KBC starting January/July (*) 20

Best regards,

_________________________

Signature

(*)	Delete inapplicable mention

14